UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

- Dreyfus Bond Market Index Fund

- Dreyfus Disciplined Stock Fund

- Dreyfus Institutional S&P 500 Stock Index Fund

- Dreyfus Opportunistic Fixed Income Fund

- Dreyfus Tax Managed Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Bond Market Index Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Bond Market Index Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by Nancy G. Rogers, CFA, Paul Benson, CFA, and Stephanie Shu, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Bond Market Index Fund’s Class I shares produced a total return of 0.64%, and its Investor shares produced a total return of 0.39%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of 0.90% for the same period.2

U.S. bonds produced modestly positive total returns over the reporting period, on average, when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index (or other instruments with similar characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities to decline. Rates moved higher in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

In 2017, evidence of stronger economic growth in domestic and overseas markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Fed implemented two more increases in the overnight federal funds rate and, toward the end of the reporting period, began to unwind its balance sheet through sales of U.S. government securities. In contrast, long-term U.S. interest rates moderated over much of 2017, giving back some, but not all, of the post-election spike when inflationary pressures remained muted and investors came to realize that some government policy reforms were far from certain.

Higher-Yielding Market Sectors Fared Best

In this environment, high-quality U.S. government securities lost value when long-term interest rates spiked in post-election trading. However, longer-term bond yields later moderated, enabling U.S. Treasury securities with maturities of 10 years or more to recoup a significant portion of their previous losses. Short-term U.S. government bonds with maturities between 1 and 10 years also lost a degree of value as yield differences narrowed along the market’s maturity spectrum.

3

DISCUSSION OF FUND PERFORMANCE (continued)

In contrast, corporate-backed bonds produced consistently strong returns amid growing earnings and upbeat business sentiment. Corporate bond prices also were supported by investors seeking competitive levels of current income, and the resulting robust demand more than compensated for increased bond issuance from businesses seeking to raise capital or refinance existing debt in advance of interest-rate hikes and potential tax reform legislation.

Mortgage-backed securities produced generally flat returns over the reporting period, as the benefits of their yield advantage over U.S. Treasury securities were offset by concerns regarding a glut of supply stemming from the Fed’s asset sales. Commercial mortgage-backed securities fared better, supported by steady economic growth and investor demand for higher-yielding securities.

The Index underwent some changes in April 2017 that, in our judgment, could lead to a more investable universe. Requirements for the amount outstanding for each bond issue were increased and hybrid mortgage-backed securities were removed as Index components, resulting in the elimination of hundreds of relatively thinly traded bonds.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Index by approximating its composition. Still, it is worth noting that most analysts expect additional short-term interest-rate hikes from the Fed, which may constrain total returns from U.S. government securities. However, corporate securities currently appear likely to continue to benefit from economic growth.

As of October 31, 2017, approximately 28.0% of the fund’s assets was invested in mortgage-backed securities, 1.9% in commercial mortgage-backed securities, 31.5% in credit bonds and asset-backed securities, and 38.5% in U.S. Treasury and agency securities. Moreover, all of the fund’s corporate securities were rated at least BBB- or better, and the fund has maintained an overall credit quality that is closely aligned with that of the Index.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund Investor shares and Class I shares and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus Bond Market Index Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class I and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	1 Year	5 Years	10 Years
Class I shares	0.64%	1.78%	3.95%
Investor shares	0.39%	1.53%	3.69%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Investor Shares	Class I
Expenses paid per $1,000†	$2.03	$.76
Ending value (after expenses)	$1,013.20	$1,015.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Investor Shares	Class I
Expenses paid per $1,000†	$2.04	$.77
Ending value (after expenses)	$1,023.19	$1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
October 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5%
Asset-Backed Ctfs./Auto Receivables - .2%
Ally Auto Receivables Trust, Ser. 2015-2, Cl. A4	1.84	6/15/20	1,000,000	1,000,887
Ford Credit Auto Owner Trust, Ser. 2016-B, Cl. A3	1.33	10/15/20	1,000,000	996,751
Toyota Auto Receivables Owner Trust, Ser. 2016-C, Cl. A4	1.32	11/15/21	1,000,000	988,403
				2,986,041
Asset-Backed Ctfs./Credit Cards - .3%
Capital One Multi-Asset Execution Trust, Ser. 2017-A4, Cl. A4	1.99	7/17/23	500,000	500,364
Chase Issuance Trust, Ser. 2016-A2, Cl. A	1.37	6/15/21	1,000,000	993,172
Chase Issuance Trust, Ser. 2017-A4, Cl. A4	1.84	4/15/22	1,000,000	997,910
Citibank Credit Card Issuance Trust, Ser. 2014-A5, Cl. A5	2.68	6/7/23	1,000,000	1,018,627
Discover Card Execution Note Trust, Ser. 2017-A2, Cl. A2	2.39	7/15/24	1,250,000	1,259,756
				4,769,829
Commercial Mortgage Pass-Through Ctfs. - 1.3%
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/50	500,000	517,122
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/47	1,000,000	1,050,599
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.33	10/10/46	750,000	815,569
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/47	1,200,000	1,285,564
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/49	1,035,000	1,095,646
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/47	500,000	529,310
GS Mortgage Securities Trust, Ser. 2015-GC28, Cl. AAB	3.21	2/10/48	750,000	773,039
J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2012-LC9, Cl. A5	2.84	12/15/47	1,000,000	1,015,206
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C15, Cl. A5	4.13	11/15/45	500,000	537,926
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/47	725,000	758,561

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Commercial Mortgage Pass-Through Ctfs. - 1.3% (continued)
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/48	2,000,000		2,108,422
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/48	1,175,000		1,200,918
Morgan Stanley Capital I Trust, Ser. 2012-C4, Cl. AS	3.77	3/15/45	720,000		744,968
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/48	2,000,000		1,994,943
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Cl. A4	3.09	8/10/49	500,000		513,775
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/46	1,412,000		1,455,292
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/46	500,000		508,747
WF-RBS Commercial Mortgage Trust, Ser. 2014-C20, Cl. A2	3.04	5/15/47	1,000,000		1,013,554
				17,919,161
Consumer Discretionary - 2.7%
21st Century Fox America, Gtd. Debs.	7.75	12/1/45	100,000		152,300
21st Century Fox America, Gtd. Notes	6.20	12/15/34	250,000		311,090
21st Century Fox America, Gtd. Notes, Ser. WI	3.70	9/15/24	400,000		417,217
Alibaba Group Holding, Gtd. Notes	3.13	11/28/21	290,000		296,178
Alibaba Group Holding, Gtd. Notes	3.60	11/28/24	300,000	[a]	311,008
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	500,000		508,500
Amazon.com, Sr. Unscd. Notes	2.40	2/22/23	210,000	[b]	208,775
Amazon.com, Sr. Unscd. Notes	3.15	8/22/27	650,000	[b]	655,184
Amazon.com, Sr. Unscd. Notes	3.88	8/22/37	210,000	[b]	217,834
Amazon.com, Sr. Unscd. Notes	4.25	8/22/57	390,000	[b]	411,234
AutoZone, Sr. Unscd. Notes	3.13	4/21/26	500,000		488,087
Bed Bath & Beyond, Sr. Unscd. Notes	3.75	8/1/24	500,000	[a]	497,152

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Consumer Discretionary - 2.7% (continued)
BorgWarner, Sr. Unscd. Notes	3.38	3/15/25	500,000	503,820
California Institute of Technology, Unscd. Bonds	4.32	8/1/45	110,000	124,249
Carnival, Gtd. Notes	3.95	10/15/20	300,000	314,854
CBS, Gtd. Debs.	7.88	7/30/30	300,000	412,206
CBS, Gtd. Notes	4.90	8/15/44	240,000	253,268
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/25	910,000	969,538
Charter Communications Operating, Sr. Scd. Notes	6.48	10/23/45	500,000	578,424
Colgate-Palmolive, Sr. Unscd. Notes	2.45	11/15/21	500,000	503,490
Comcast, Gtd. Bonds	4.75	3/1/44	500,000	556,795
Comcast, Gtd. Bonds	4.00	8/15/47	60,000	60,453
Comcast, Gtd. Notes	5.70	7/1/19	500,000	530,658
Comcast, Gtd. Notes	2.85	1/15/23	300,000	304,477
Comcast, Gtd. Notes	2.75	3/1/23	100,000	101,108
Comcast, Gtd. Notes	3.38	8/15/25	730,000	749,563
Comcast, Gtd. Notes	4.25	1/15/33	500,000	539,260
Comcast, Gtd. Notes	6.45	3/15/37	650,000	869,006
Comcast Cable Communications Holdings, Gtd. Notes	9.46	11/15/22	304,000	403,651
Costco Wholesale, Sr. Unscd. Bonds	2.30	5/18/22	170,000	170,144
Costco Wholesale, Sr. Unscd. Notes	2.25	2/15/22	500,000	499,263
Costco Wholesale, Sr. Unscd. Notes	3.00	5/18/27	100,000	100,430
CVS Health, Sr. Unscd. Bonds	2.25	8/12/19	500,000	501,023
CVS Health, Sr. Unscd. Notes	2.88	6/1/26	400,000	381,668
CVS Health, Sr. Unscd. Notes	5.13	7/20/45	480,000	538,040

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Consumer Discretionary - 2.7% (continued)
Delphi Automotive, Gtd. Notes	4.25	1/15/26	400,000		426,554
Discovery Communications, Gtd. Notes	3.95	3/20/28	500,000		496,917
Discovery Communications, Gtd. Notes	5.00	9/20/37	500,000		513,428
Discovery Communications, Gtd. Notes	5.20	9/20/47	300,000		306,744
Ford Motor, Sr. Unscd. Bonds	6.63	10/1/28	400,000		485,738
Ford Motor, Sr. Unscd. Notes	5.29	12/8/46	160,000	[a]	170,024
General Motors, Sr. Unscd. Notes	4.20	10/1/27	180,000		183,686
General Motors, Sr. Unscd. Notes	5.15	4/1/38	90,000		93,841
General Motors, Sr. Unscd. Notes	5.20	4/1/45	340,000		348,896
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/45	400,000		401,012
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	450,000		458,001
Home Depot, Sr. Unscd. Notes	2.00	4/1/21	300,000		299,502
Home Depot, Sr. Unscd. Notes	5.88	12/16/36	300,000		396,561
Home Depot, Sr. Unscd. Notes	4.88	2/15/44	500,000		586,540
Interpublic Group, Sr. Unscd. Notes	4.20	4/15/24	500,000		524,948
Kohl's, Sr. Unscd. Notes	4.75	12/15/23	250,000		260,442
Lowe's Cos., Sr. Unscd. Notes	3.13	9/15/24	500,000		512,372
Lowe's Cos., Sr. Unscd. Notes	4.38	9/15/45	250,000		270,077
Lowe's Cos., Sr. Unscd. Notes	4.05	5/3/47	120,000		123,983
Macy's Retail Holdings, Gtd. Debs.	6.90	4/1/29	350,000		370,264
Marriott International, Sr. Unscd. Notes	3.13	10/15/21	600,000		611,666
Mattel, Sr. Unscd. Notes	2.35	5/6/19	500,000		492,430
McDonald's, Sr. Unscd. Notes	2.75	12/9/20	300,000		306,134

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Consumer Discretionary - 2.7% (continued)
McDonald's, Sr. Unscd. Notes	4.88	12/9/45	465,000		530,875
Newell Brands, Sr. Unscd. Notes	5.50	4/1/46	350,000		416,093
NIKE, Sr. Unscd. Notes	2.25	5/1/23	300,000		300,923
NIKE, Sr. Unscd. Notes	3.63	5/1/43	300,000		294,405
Nordstrom, Sr. Unscd. Bonds	4.75	5/1/20	500,000		524,187
Omnicom Group, Gtd. Notes	3.63	5/1/22	500,000		521,876
Philip Morris International, Sr. Unscd. Notes	2.50	8/22/22	600,000		599,888
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/46	750,000		716,560
Procter & Gamble, Sr. Unscd. Notes	5.55	3/5/37	29,000		38,220
QVC, Sr. Scd. Notes	5.45	8/15/34	250,000		249,498
Rice University, Unscd. Bonds	3.57	5/15/45	250,000		249,629
Stanley Black & Decker, Gtd. Notes	3.40	12/1/21	400,000		414,345
Starbucks, Sr. Unscd. Notes	4.30	6/15/45	250,000		271,399
Target, Sr. Unscd. Notes	2.30	6/26/19	250,000		252,379
Target, Sr. Unscd. Notes	2.50	4/15/26	400,000	[a]	384,824
Target, Sr. Unscd. Notes	3.90	11/15/47	50,000		49,388
Thomson Reuters, Sr. Unscd. Notes	3.95	9/30/21	300,000		312,338
Time Warner, Gtd. Notes	4.75	3/29/21	500,000		536,331
Time Warner, Gtd. Notes	7.63	4/15/31	300,000		407,663
Time Warner, Gtd. Notes	4.85	7/15/45	300,000		299,894
Time Warner Cable, Gtd. Debs.	6.55	5/1/37	350,000		412,094
Time Warner Cable, Gtd. Debs.	4.50	9/15/42	500,000		461,790
Time Warner Cable, Gtd. Notes	8.25	4/1/19	500,000		541,819

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Consumer Discretionary - 2.7% (continued)
University of Southern California, Sr. Unscd. Notes	5.25	2/15/41	40,000		49,116
Viacom, Sr. Unscd. Notes	4.38	3/15/43	400,000		340,566
Walgreens Boots Alliance, Gtd. Notes	3.30	11/18/21	400,000		411,026
Walgreens Boots Alliance, Gtd. Notes	4.50	11/18/34	400,000		412,589
Wal-Mart Stores, Sr. Unscd. Notes	1.75	10/9/19	300,000		299,972
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	1,000,000		1,045,075
Wal-Mart Stores, Sr. Unscd. Notes	2.35	12/15/22	300,000		299,544
Wal-Mart Stores, Sr. Unscd. Notes	3.63	12/15/47	300,000		306,060
Walt Disney, Sr. Unscd. Notes	2.30	2/12/21	500,000		504,303
Walt Disney, Sr. Unscd. Notes	3.00	2/13/26	500,000		505,500
Walt Disney, Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000		209,537
WPP Finance 2010, Gtd. Notes	3.75	9/19/24	350,000		359,525
Wyndham Worldwide, Sr. Unscd. Notes	3.90	3/1/23	250,000		249,579
Xerox, Sr. Unscd. Notes	3.80	5/15/24	500,000	[a]	495,440
				37,353,957
Consumer Staples - 1.5%
Altria Group, Gtd. Notes	2.85	8/9/22	500,000		506,950
Altria Group, Gtd. Notes	4.25	8/9/42	500,000		515,814
Anheuser-Busch InBev Finance, Gtd. Notes	1.90	2/1/19	390,000		390,508
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	1,049,063		1,062,678
Anheuser-Busch InBev Finance, Gtd. Notes	2.63	1/17/23	500,000		501,580
Anheuser-Busch InBev Finance, Gtd. Notes	3.70	2/1/24	1,000,000		1,048,388
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/26	615,000		635,602
Anheuser-Busch InBev Finance, Gtd. Notes	4.70	2/1/36	590,000		650,729

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Consumer Staples - 1.5% (continued)
Anheuser-Busch InBev Finance, Gtd. Notes	4.00	1/17/43	700,000		701,353
BAT Capital, Gtd. Notes	2.76	8/15/22	350,000	[b]	350,653
BAT Capital, Gtd. Notes	3.22	8/15/24	310,000	[b]	312,479
BAT Capital, Gtd. Notes	3.56	8/15/27	310,000	[b]	311,371
BAT Capital, Gtd. Notes	4.39	8/15/37	180,000	[b]	186,603
BAT Capital, Gtd. Notes	4.54	8/15/47	180,000	[b]	184,274
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/25	400,000		405,019
Church & Dwight Co., Sr. Unscd. Notes	3.95	8/1/47	300,000		296,756
Clorox, Sr. Unscd. Notes	3.80	11/15/21	200,000		210,032
Coca-Cola, Sr. Unscd. Notes	3.30	9/1/21	750,000		784,000
Coca-Cola Femsa, Gtd. Bonds	2.38	11/26/18	250,000		250,920
Conagra Brands, Sr. Unscd. Notes	3.20	1/25/23	165,000		168,596
Diageo Investment, Gtd. Notes	4.25	5/11/42	250,000		269,808
General Mills, Sr. Unscd. Notes	5.40	6/15/40	500,000		587,055
JM Smucker, Gtd. Notes	2.50	3/15/20	500,000		504,121
Kellogg, Sr. Unscd. Notes	4.15	11/15/19	400,000		416,997
Kellogg, Sr. Unscd. Notes	2.65	12/1/23	300,000		298,030
Kraft Heinz Foods, Gtd. Notes	2.80	7/2/20	390,000		395,201
Kraft Heinz Foods, Gtd. Notes	3.50	6/6/22	490,000		506,710
Kraft Heinz Foods, Gtd. Notes	6.75	3/15/32	525,000	[b]	668,137
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/46	400,000		391,874
Kroger, Gtd. Notes	7.50	4/1/31	400,000		528,334
Kroger, Sr. Unscd. Notes	3.30	1/15/21	300,000		307,773

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Consumer Staples - 1.5% (continued)
Kroger, Sr. Unscd. Notes	3.70	8/1/27	300,000	298,760
Molson Coors Brewing, Gtd. Notes	2.10	7/15/21	500,000	494,895
Molson Coors Brewing, Gtd. Notes	4.20	7/15/46	150,000	148,542
PepsiCo, Sr. Unscd. Notes	2.15	10/14/20	810,000	815,505
PepsiCo, Sr. Unscd. Notes	3.50	7/17/25	500,000	523,589
PepsiCo, Sr. Unscd. Notes	4.88	11/1/40	500,000	582,656
PepsiCo, Sr. Unscd. Notes	4.45	4/14/46	210,000	234,527
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/42	650,000	709,166
Procter & Gamble, Sr. Unscd. Notes	2.30	2/6/22	500,000	501,126
Reynolds American, Gtd. Notes	5.70	8/15/35	240,000	283,938
Sysco, Gtd. Notes	5.38	9/21/35	350,000	410,415
Tyson Foods, Gtd. Bonds	5.15	8/15/44	250,000	287,345
Unilever Capital, Gtd. Notes	2.20	3/6/19	500,000	502,703
Unilever Capital, Gtd. Notes	2.90	5/5/27	500,000	497,015
Unilever Capital, Gtd. Notes	5.90	11/15/32	250,000	329,012
				20,967,539
Energy - 2.5%
Anadarko Petroleum, Sr. Unscd. Notes	6.45	9/15/36	150,000	182,565
Anadarko Petroleum, Sr. Unscd. Notes	6.60	3/15/46	250,000	316,991
Apache, Sr. Unscd. Notes	6.00	1/15/37	380,000	450,031
Baker Hughes, Sr. Unscd. Notes, Ser. WI	3.20	8/15/21	382,000	393,636
BP Capital Markets, Gtd. Notes	3.25	5/6/22	700,000	724,723
BP Capital Markets, Gtd. Notes	2.50	11/6/22	800,000	798,304
BP Capital Markets, Gtd. Notes	3.28	9/19/27	110,000	110,795

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Energy - 2.5% (continued)
Buckeye Partners, Sr. Unscd. Notes	2.65	11/15/18	250,000		251,618
Canadian Natural Resources, Sr. Unscd. Notes	3.90	2/1/25	250,000		258,472
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/38	430,000		532,931
Chevron, Sr. Unscd. Notes	2.42	11/17/20	640,000		647,382
Chevron, Sr. Unscd. Notes	3.33	11/17/25	165,000		171,281
Chevron, Sr. Unscd. Notes	2.95	5/16/26	295,000		296,172
CNOOC Finance 2013, Gtd. Notes	3.00	5/9/23	500,000		503,070
Columbia Pipeline Group, Gtd. Notes	3.30	6/1/20	500,000		512,395
Concho Resources, Gtd. Notes	4.88	10/1/47	60,000		63,891
ConocoPhillips, Gtd. Notes	2.20	5/15/20	500,000	[a]	501,467
ConocoPhillips, Gtd. Notes	4.95	3/15/26	500,000		568,854
ConocoPhillips, Gtd. Notes	5.95	3/15/46	500,000		667,731
ConocoPhillips Holding, Sr. Unscd. Notes	6.95	4/15/29	125,000		163,735
Devon Energy, Sr. Unscd. Notes	5.85	12/15/25	71,000		82,035
Devon Energy, Sr. Unscd. Notes	5.60	7/15/41	300,000		338,310
Enable Midstream Partners, Sr. Unscd. Notes	5.00	5/15/44	250,000	[b]	248,074
Enbridge Energy Partners, Sr. Unscd. Notes	5.88	10/15/25	250,000		286,658
Enbridge Energy Partners, Sr. Unscd. Notes	5.50	9/15/40	370,000		399,247
Energy Transfer, Sr. Unscd. Notes	3.60	2/1/23	500,000		510,178
Energy Transfer, Sr. Unscd. Notes	5.15	2/1/43	500,000		490,753
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/26	350,000		369,291
Enterprise Products Operating, Gtd. Notes	3.35	3/15/23	600,000		618,767
Enterprise Products Operating, Gtd. Notes	3.70	2/15/26	200,000		206,691

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Energy - 2.5% (continued)
Enterprise Products Operating, Gtd. Notes	4.90	5/15/46	500,000	552,550
EOG Resources, Sr. Unscd. Notes	3.90	4/1/35	400,000	403,377
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	565,000	565,571
Exxon Mobil, Sr. Unscd. Notes	2.22	3/1/21	500,000	503,407
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/46	500,000	545,490
Halliburton, Sr. Unscd. Bonds	3.80	11/15/25	415,000	431,477
Hess, Sr. Unscd. Bonds	5.60	2/15/41	250,000	262,253
Hess, Sr. Unscd. Notes	4.30	4/1/27	250,000	252,252
HollyFrontier, Sr. Unscd. Bonds	5.88	4/1/26	480,000	533,410
Kerr-McGee, Gtd. Notes	6.95	7/1/24	300,000	357,438
Kinder Morgan, Gtd. Notes	5.30	12/1/34	500,000	537,127
Kinder Morgan Energy Partners, Gtd. Notes	5.00	10/1/21	300,000	323,461
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/23	500,000	508,484
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/31	350,000	432,681
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/43	300,000	301,953
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/37	300,000	354,893
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/44	500,000	509,826
MPLX, Sr. Unscd. Notes	4.88	12/1/24	500,000	544,544
MPLX, Sr. Unscd. Notes	5.20	3/1/47	130,000	139,620
Nexen Energy, Gtd. Notes	5.88	3/10/35	125,000	152,566
Noble Energy, Sr. Unscd. Notes	4.15	12/15/21	539,000	569,025
Noble Energy, Sr. Unscd. Notes	3.90	11/15/24	500,000	516,277
Occidental Petroleum, Sr. Unscd. Bonds	3.00	2/15/27	300,000	299,818

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Energy - 2.5% (continued)
Occidental Petroleum, Sr. Unscd. Notes	4.10	2/15/47	310,000		323,570
Occidental Petroleum, Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	400,000		422,502
ONEOK, Gtd. Notes	4.00	7/13/27	300,000		305,861
ONEOK Partners, Gtd. Notes	5.00	9/15/23	500,000		545,109
ONEOK Partners, Gtd. Notes	6.85	10/15/37	60,000		75,115
Phillips 66, Gtd. Notes	4.88	11/15/44	202,000		224,439
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	500,000		524,309
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/23	300,000		301,790
Plains All American Pipeline, Sr. Unscd. Notes	4.90	2/15/45	250,000		237,962
Regency Energy Partners, Gtd. Notes	4.50	11/1/23	750,000		787,709
Sabine Pass Liquefaction, Sr. Scd. Notes	5.00	3/15/27	600,000		645,957
Sabine Pass Liquefaction, Sr. Unscd. Notes	5.63	4/15/23	300,000	[b]	333,536
Shell International Finance, Gtd. Notes	4.30	9/22/19	850,000		884,995
Shell International Finance, Gtd. Notes	1.88	5/10/21	485,000		481,464
Shell International Finance, Gtd. Notes	3.25	5/11/25	560,000		576,676
Shell International Finance, Gtd. Notes	2.88	5/10/26	185,000		184,186
Shell International Finance, Gtd. Notes	4.13	5/11/35	260,000		279,041
Shell International Finance, Gtd. Notes	3.75	9/12/46	500,000		493,432
Spectra Energy Partners, Sr. Unscd. Notes	5.95	9/25/43	200,000		243,060
Statoil, Gtd. Notes	5.25	4/15/19	600,000		628,700
Statoil, Gtd. Notes	2.65	1/15/24	500,000		498,126
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/38	300,000		399,342
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	200,000		202,350

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Energy - 2.5% (continued)
Sunoco Logistics Partners Operations, Gtd. Notes	4.95	1/15/43	200,000		187,896
Sunoco Logistics Partners Operations, Gtd. Notes	5.40	10/1/47	110,000		111,861
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/37	70,000		89,053
Total Capital, Gtd. Notes	4.45	6/24/20	450,000		478,970
Total Capital International, Gtd. Notes	3.75	4/10/24	340,000		360,980
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/23	500,000		528,980
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/37	75,000		98,978
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/39	300,000		449,913
Valero Energy, Gtd. Notes	7.50	4/15/32	170,000		229,148
Valero Energy, Sr. Unscd. Notes	6.63	6/15/37	315,000		405,334
Williams Partners, Sr. Unscd. Notes	4.13	11/15/20	500,000		521,927
Williams Partners, Sr. Unscd. Notes	4.00	9/15/25	100,000		103,443
Williams Partners, Sr. Unscd. Notes	3.75	6/15/27	150,000		150,778
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	400,000		487,993
				35,068,033
Financials - 8.2%
AerCap Ireland Capital, Gtd. Notes	3.95	2/1/22	500,000		521,796
AerCap Ireland Capital, Gtd. Notes	3.50	5/26/22	500,000		514,206
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/25	250,000		252,241
Aflac, Sr. Unscd. Notes	3.63	6/15/23	600,000		629,948
Air Lease, Sr. Unscd. Notes	3.38	1/15/19	350,000		355,606
Air Lease, Sr. Unscd. Notes	3.75	2/1/22	100,000		104,537
Allstate, Sub. Debs., 3 Month LIBOR + 2.94%	5.75	8/15/53	300,000	[c]	328,500
American Express, Sub. Notes	3.63	12/5/24	500,000		516,903

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
American Express Credit, Sr. Unscd. Notes	2.25	8/15/19	750,000		754,356
American Honda Finance, Sr. Unscd. Bonds	2.15	3/13/20	750,000		752,690
American International Group, Sr. Unscd. Notes	2.30	7/16/19	500,000		502,401
American International Group, Sr. Unscd. Notes	4.88	6/1/22	400,000		438,352
American International Group, Sr. Unscd. Notes	3.88	1/15/35	500,000		496,194
Aon, Gtd. Notes	4.60	6/14/44	500,000		544,535
Ares Capital, Sr. Unscd. Notes	3.50	2/10/23	630,000		624,926
Australia & New Zealand Banking Group, Sr. Unscd. Bonds	1.60	7/15/19	500,000		497,365
Australia & New Zealand Banking Group, Sr. Unscd. Notes	2.30	6/1/21	350,000		348,732
AXA, Sub. Bonds	8.60	12/15/30	165,000		238,013
Bank of America, Sr. Unscd. Bonds	2.63	4/19/21	610,000		613,376
Bank of America, Sr. Unscd. Notes	6.88	11/15/18	150,000		157,628
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	800,000		868,273
Bank of America, Sr. Unscd. Notes	3.30	1/11/23	1,000,000		1,024,930
Bank of America, Sr. Unscd. Notes	4.13	1/22/24	500,000		533,009
Bank of America, Sr. Unscd. Notes	3.50	4/19/26	1,030,000		1,050,340
Bank of America, Sr. Unscd. Notes	5.00	1/21/44	500,000		579,472
Bank of America, Sr. Unscd. Notes, 3 Month LIBOR + .66%	2.37	7/21/21	500,000	[c]	499,968
Bank of America, Sr. Unscd. Notes, 3 Month LIBOR + 1.58%	3.82	1/20/28	310,000	[c]	319,538
Bank of America, Sr. Unscd. Notes, 3 Month LIBOR + 1.81%	4.24	4/24/38	160,000	[c]	169,976
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	400,000		402,729
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	900,000		928,923

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
Bank of Nova Scotia, Sr. Unscd. Notes	2.80	7/21/21	600,000		609,531
Bank of Nova Scotia, Sub. Notes	4.50	12/16/25	500,000		527,615
Barclays, Sr. Unscd. Notes	3.20	8/10/21	500,000		507,054
Barclays, Sr. Unscd. Notes	4.38	1/12/26	200,000		209,959
Barclays, Sr. Unscd. Notes	4.34	1/10/28	200,000		208,019
Barclays Bank, Sub. Notes	5.14	10/14/20	500,000		534,427
BB&T, Sr. Unscd. Notes	2.45	1/15/20	1,000,000		1,009,410
Berkshire Hathaway, Sr. Unscd. Notes	2.10	8/14/19	500,000		503,304
Berkshire Hathaway, Sr. Unscd. Notes	2.75	3/15/23	500,000		507,261
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/26	500,000		506,660
BlackRock, Sr. Unscd. Notes	3.50	3/18/24	250,000		261,339
BlackRock, Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	250,000		266,087
BNP Paribas, Gtd. Notes	2.40	12/12/18	500,000		503,730
BNP Paribas, Gtd. Notes	5.00	1/15/21	500,000		541,840
BPCE, Gtd. Notes	2.50	7/15/19	1,000,000		1,009,330
BPCE, Gtd. Notes	4.00	4/15/24	200,000		212,570
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/25	250,000		257,458
Capital One Financial, Sr. Unscd. Notes	2.45	4/24/19	500,000		502,856
Capital One Financial, Sr. Unscd. Notes	4.75	7/15/21	730,000		787,419
Capital One Financial, Sub. Notes	3.75	7/28/26	750,000		747,147
Chubb, Sr. Unscd. Notes	6.00	5/11/37	540,000		710,614
Chubb INA Holdings, Gtd. Notes	3.35	5/15/24	250,000		258,726
Citigroup, Sr. Unscd. Bonds, 3 Month LIBOR + 1.84%	4.28	4/24/48	80,000	[c]	84,803

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
Citigroup, Sr. Unscd. Notes	2.40	2/18/20	250,000		251,385
Citigroup, Sr. Unscd. Notes	2.65	10/26/20	1,250,000		1,262,518
Citigroup, Sr. Unscd. Notes	2.90	12/8/21	500,000		506,008
Citigroup, Sr. Unscd. Notes	3.75	6/16/24	500,000		521,068
Citigroup, Sr. Unscd. Notes	6.63	1/15/28	100,000		124,247
Citigroup, Sr. Unscd. Notes	5.88	1/30/42	400,000		515,483
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	350,000		391,456
Citigroup, Sr. Unscd. Notes, 3 Month LIBOR + .95%	2.88	7/24/23	500,000	[c]	500,025
Citigroup, Sr. Unscd. Notes, 3 Month LIBOR + 1.39%	3.67	7/24/28	500,000	[c]	506,696
Citigroup, Sub. Notes	4.05	7/30/22	250,000		262,950
Citigroup, Sub. Notes	5.50	9/13/25	500,000		565,177
Citizens Bank, Sr. Unscd. Notes	2.45	12/4/19	500,000		503,273
CME Group, Sr. Unscd. Notes	3.00	3/15/25	250,000		254,759
Cooperatieve Rabobank, Gtd. Notes	2.50	1/19/21	400,000		404,149
Cooperatieve Rabobank, Gtd. Notes	3.95	11/9/22	1,000,000		1,055,813
Credit Suisse, Sr. Unscd. Notes	4.38	8/5/20	1,000,000		1,057,501
Credit Suisse, Sr. Unscd. Notes	3.63	9/9/24	500,000		521,016
Credit Suisse Group Funding, Gtd. Notes	3.75	3/26/25	1,000,000		1,028,635
Credit Suisse Group Funding, Gtd. Notes	4.88	5/15/45	280,000		315,362
Deutsche Bank, Sr. Unscd. Notes	4.25	10/14/21	290,000		303,868
Deutsche Bank London, Sr. Unscd. Notes	2.50	2/13/19	500,000		502,452
Discover Bank, Sr. Unscd. Notes	4.25	3/13/26	400,000		417,663
Discover Bank, Sr. Unscd. Notes	3.45	7/27/26	500,000		493,939

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
Fidelity National Information Services, Sr. Unscd. Notes	3.63	10/15/20	450,000	467,159
Fifth Third Bancorp, Sr. Unscd. Notes	3.50	3/15/22	600,000	622,311
First American Financial, Sr. Unscd. Notes	4.60	11/15/24	500,000	513,523
First Republic Bank, Sr. Unscd. Bonds	2.38	6/17/19	500,000	502,007
First Tennessee Bank, Sr. Unscd. Notes	2.95	12/1/19	500,000	505,668
Fiserv, Gtd. Notes	4.63	10/1/20	400,000	425,320
Ford Motor Credit, Sr. Unscd. Notes	8.13	1/15/20	571,000	640,204
Ford Motor Credit, Sr. Unscd. Notes	3.20	1/15/21	750,000	767,453
Ford Motor Credit, Sr. Unscd. Notes	3.34	3/18/21	500,000	513,686
Ford Motor Credit, Sr. Unscd. Notes	4.38	8/6/23	400,000	424,062
GE Capital International Funding, Gtd. Notes	4.42	11/15/35	1,000,000	1,071,810
General Electric, Gtd. Bonds	2.20	1/9/20	500,000	502,614
General Electric, Gtd. Notes	4.65	10/17/21	650,000	709,774
General Motors Financial, Gtd. Notes	2.35	10/4/19	500,000	502,048
General Motors Financial, Gtd. Notes	3.20	7/13/20	500,000	511,458
General Motors Financial, Gtd. Notes	4.30	7/13/25	500,000	518,955
Goldman Sachs Group, Sr. Unscd. Notes	2.55	10/23/19	1,000,000	1,008,134
Goldman Sachs Group, Sr. Unscd. Notes	2.60	4/23/20	500,000	503,822
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	1,000,000	1,011,217
Goldman Sachs Group, Sr. Unscd. Notes	2.35	11/15/21	500,000	495,425
Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/23	500,000	517,687
Goldman Sachs Group, Sr. Unscd. Notes	3.75	5/22/25	1,000,000	1,032,273
Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/27	730,000	747,661

23

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
Goldman Sachs Group, Sr. Unscd. Notes	6.25	2/1/41	700,000	927,962
Goldman Sachs Group, Sub. Notes	4.25	10/21/25	130,000	136,098
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	1,000,000	1,323,191
HSBC Holdings, Sr. Unscd. Notes	3.40	3/8/21	600,000	619,409
HSBC Holdings, Sr. Unscd. Notes	5.10	4/5/21	750,000	815,527
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/26	295,000	308,471
HSBC Holdings, Sub. Notes	4.25	3/14/24	500,000	526,192
HSBC Holdings, Sub. Notes	6.50	5/2/36	850,000	1,106,523
HSBC Holdings, Sub. Notes	6.50	9/15/37	555,000	731,930
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.91	11/13/20	750,000	754,039
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.45	10/20/21	500,000	494,416
ING Groep, Sr. Unscd. Notes	3.15	3/29/22	300,000	306,285
Intercontinental Exchange, Gtd. Notes	4.00	10/15/23	350,000	377,428
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/24	400,000	440,941
Invesco Finance, Gtd. Notes	4.00	1/30/24	250,000	264,678
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/27	35,000	41,009
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/23	500,000	544,840
John Deere Capital, Sr. Unscd. Notes	1.25	10/9/19	500,000	494,058
John Deere Capital, Sr. Unscd. Notes	3.15	10/15/21	650,000	672,574
John Deere Capital, Sr. Unscd. Notes	2.80	3/6/23	500,000	507,235
JPMorgan Chase & Co., Sr. Unscd. Notes	2.25	1/23/20	1,000,000	1,005,013
JPMorgan Chase & Co., Sr. Unscd. Notes	4.25	10/15/20	500,000	528,855
JPMorgan Chase & Co., Sr. Unscd. Notes	2.40	6/7/21	1,240,000	1,242,563

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/23	1,000,000		1,023,744
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/26	500,000		504,342
JPMorgan Chase & Co., Sr. Unscd. Notes	6.40	5/15/38	650,000		875,580
JPMorgan Chase & Co., Sr. Unscd. Notes, 3 Month LIBOR + .94%	2.78	4/25/23	300,000	[c]	301,201
JPMorgan Chase & Co., Sr. Unscd. Notes, 3 Month LIBOR + 1.58%	4.26	2/22/48	400,000	[c]	423,178
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/24	500,000		522,337
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/26	500,000		524,448
JPMorgan Chase Bank, Sr. Unscd. Bonds	1.65	9/23/19	500,000		498,305
KeyBank, Sr. Unscd. Notes	3.30	6/1/25	400,000		408,007
KeyBank, Sub. Notes	6.95	2/1/28	100,000		126,498
Lazard Group, Sr. Unscd. Notes	4.25	11/14/20	250,000		264,221
Legg Mason, Sr. Unscd. Notes	5.63	1/15/44	200,000		219,280
Lincoln National, Sr. Unscd. Notes	3.63	12/12/26	500,000		509,876
Lincoln National, Sr. Unscd. Notes	6.15	4/7/36	39,000		48,322
Llyods Banking Group, Sub. Notes	4.58	12/10/25	820,000		866,221
Loews, Sr. Unscd. Notes	2.63	5/15/23	250,000		250,298
Manufacturers & Traders Trust Co., Sr. Unscd. Notes	2.10	2/6/20	500,000		500,746
Marsh & McLennan Cos., Sr. Unscd. Notes	2.35	3/6/20	250,000		251,129
Marsh & McLennan Cos., Sr. Unscd. Notes	5.88	8/1/33	275,000		342,401
Mastercard, Sr. Unscd. Notes	2.00	4/1/19	500,000		502,137
MetLife, Sr. Unscd. Notes	3.60	4/10/24	250,000		262,918
MetLife, Sr. Unscd. Notes	6.38	6/15/34	350,000		463,260
MetLife, Sr. Unscd. Notes	4.05	3/1/45	400,000		409,962

25

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.00	2/22/22	500,000	508,291
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.68	2/22/27	500,000	516,707
Mizuho Financial Group, Sr. Unscd. Bonds	2.27	9/13/21	500,000	492,678
Mizuho Financial Group, Sr. Unscd. Bonds	2.84	9/13/26	500,000	484,144
Morgan Stanley, Sr. Unscd. Notes	7.30	5/13/19	1,300,000	1,401,288
Morgan Stanley, Sr. Unscd. Notes	5.50	1/26/20	1,000,000	1,071,942
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/23	500,000	522,984
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/25	500,000	526,289
Morgan Stanley, Sr. Unscd. Notes	3.63	1/20/27	380,000	387,364
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/32	300,000	413,424
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/47	500,000	533,511
Morgan Stanley, Sub. Notes	4.10	5/22/23	500,000	526,949
Morgan Stanley, Sub. Notes	3.95	4/23/27	500,000	510,714
Nasdaq, Sr. Unscd. Notes	4.25	6/1/24	250,000	266,081
National Australia Bank, Sr. Unscd. Bonds	2.50	7/12/26	500,000	477,150
National Australia Bank, Sr. Unscd. Notes	2.63	7/23/20	260,000	263,315
National City, Sub. Notes	6.88	5/15/19	600,000	643,592
Nomura Holdings, Sr. Unscd. Notes	6.70	3/4/20	350,000	384,090
Northern Trust, Sub. Notes	3.95	10/30/25	846,000	903,170
PartnerRe Finance, Gtd. Notes	5.50	6/1/20	159,000	170,866
PNC Bank, Sr. Unscd. Notes	2.60	7/21/20	500,000	506,202
PNC Bank, Sr. Unscd. Notes	2.63	2/17/22	500,000	504,955
PNC Bank, Sub. Notes	3.80	7/25/23	500,000	526,585

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
Progressive, Sr. Unscd. Notes	6.63	3/1/29	100,000		128,340
Progressive, Sr. Unscd. Notes	4.35	4/25/44	250,000		274,576
Progressive, Sr. Unscd. Notes	4.13	4/15/47	70,000		74,065
Prudential Financial, Jr. Sub. Notes, 3 Month LIBOR + 3.04%	5.20	3/15/44	550,000	[c]	587,152
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/44	400,000		445,302
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/23	350,000		379,127
Royal Bank of Canada, Sr. Unscd. Bonds	2.15	3/6/20	750,000		751,961
Royal Bank of Canada, Sr. Unscd. Notes	2.00	12/10/18	500,000		501,316
Royal Bank of Scotland Group, Sr. Unscd. Notes	4.80	4/5/26	500,000		539,401
Santander UK, Sr. Unscd. Notes	2.38	3/16/20	750,000		756,290
Santander UK Group Holdings, Sr. Unscd. Notes	2.88	10/16/20	500,000		506,633
Skandinaviska Enskilda, Sr. Unscd. Bonds	1.50	9/13/19	500,000		495,926
Skandinaviska Enskilda, Sr. Unscd. Notes	1.88	9/13/21	250,000		245,804
State Street, Sr. Unscd. Notes	2.55	8/18/20	310,000		315,699
State Street, Sr. Unscd. Notes	3.70	11/20/23	250,000		266,891
State Street, Sr. Unscd. Notes	3.55	8/18/25	290,000		302,847
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/23	290,000		292,704
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/26	500,000		518,543
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.45	1/11/27	160,000		162,056
SunTrust Bank, Sr. Unscd. Notes	2.35	11/1/18	500,000		502,504
SunTrust Bank, Sr. Unscd. Notes	2.75	5/1/23	500,000		498,331
Svenska Handelsbanken, Gtd. Notes	2.25	6/17/19	500,000		502,995
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/24	500,000		521,067

27

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
TD Ameritrade Holding, Sr. Unscd. Notes	2.95	4/1/22	500,000		509,989
Toronto-Dominion Bank, Sr. Unscd. Notes	2.50	12/14/20	500,000		505,254
Toyota Motor Credit, Sr. Unscd. Bonds	1.70	2/19/19	500,000		499,676
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	500,000		502,548
Toyota Motor Credit, Sr. Unscd. Notes	2.63	1/10/23	1,000,000	[a]	1,012,219
Travelers Cos., Sr. Unscd. Notes	3.90	11/1/20	500,000		524,782
Trinity Acquisition, Gtd. Notes	3.50	9/15/21	500,000		509,852
U.S. Bancorp, Sr. Unscd. Notes	3.00	3/15/22	900,000		925,458
Visa, Sr. Unscd. Notes	2.20	12/14/20	400,000		402,928
Visa, Sr. Unscd. Notes	4.15	12/14/35	270,000		295,184
Visa, Sr. Unscd. Notes	4.30	12/14/45	200,000		221,844
Visa, Sr. Unscd. Notes	3.65	9/15/47	55,000		54,701
Wells Fargo & Co., Sr. Unscd. Notes	2.15	1/15/19	1,250,000		1,254,248
Wells Fargo & Co., Sr. Unscd. Notes	2.10	7/26/21	620,000		612,904
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/23	470,000		476,492
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/25	500,000		513,685
Wells Fargo & Co., Sr. Unscd. Notes	3.00	4/22/26	1,000,000		981,765
Wells Fargo & Co., Sub. Notes	4.10	6/3/26	500,000		521,079
Wells Fargo & Co., Sub. Notes	4.65	11/4/44	1,000,000		1,075,801
Wells Fargo & Co., Sub. Notes, Ser. M	3.45	2/13/23	500,000		513,772
Wells Fargo Bank, Sr. Unscd. Notes	2.15	12/6/19	500,000		501,894
Westpac Banking, Sr. Unscd. Notes	2.60	11/23/20	1,000,000		1,012,425
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/26	200,000		196,105

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Financials - 8.2% (continued)
XLIT, Gtd. Notes	6.38	11/15/24	700,000		820,612
				114,441,022
Foreign/Governmental - 4.3%
African Development Bank, Sr. Unscd. Notes	1.38	2/12/20	500,000		495,586
African Development Bank, Sr. Unscd. Notes	2.38	9/23/21	500,000	[a]	506,691
AID-Israel, Gtd. Bonds	5.50	9/18/23	450,000		531,431
Asian Development Bank, Sr. Unscd. Notes	1.88	4/12/19	1,000,000		1,003,071
Asian Development Bank, Sr. Unscd. Notes	1.75	6/8/21	500,000		496,042
Asian Development Bank, Sr. Unscd. Notes	1.75	9/13/22	295,000		289,755
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/25	1,000,000		975,579
Chilean Government, Sr. Unscd. Notes	3.13	3/27/25	500,000		515,000
Colombian Government, Sr. Unscd. Bonds	5.00	6/15/45	500,000		515,625
Colombian Government, Sr. Unscd. Notes	7.38	3/18/19	500,000		536,250
Colombian Government, Sr. Unscd. Notes	3.88	4/25/27	500,000		503,875
Corporacion Andina de Fomento, Sr. Unscd. Notes	8.13	6/4/19	500,000		547,570
Council of Europe Development Bank, Sr. Unscd. Notes	1.75	11/14/19	500,000	[a]	499,680
Development Bank of Japan, Sr. Unscd. Notes	2.00	10/19/21	500,000		492,047
Ecopetrol, Sr. Unscd. Notes	7.38	9/18/43	300,000		349,140
European Bank for Reconstruction and Development, Sr. Unscd. Bonds	1.75	11/26/19	1,000,000		999,078
European Bank for Reconstruction and Development, Sr. Unscd. Notes	1.75	6/14/19	500,000		500,084
European Investment Bank, Sr. Unscd. Bonds	2.88	9/15/20	1,000,000		1,027,791
European Investment Bank, Sr. Unscd. Notes	1.25	5/15/19	560,000		556,307
European Investment Bank, Sr. Unscd. Notes	1.75	6/17/19	1,500,000		1,501,707

29

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Foreign/Governmental - 4.3% (continued)
European Investment Bank, Sr. Unscd. Notes	2.00	3/15/21	1,000,000		1,001,343
European Investment Bank, Sr. Unscd. Notes	2.25	3/15/22	500,000	[a]	503,224
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/25	1,000,000		965,429
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/27	500,000		494,140
Export Development Canada, Sr. Unscd. Bonds	1.75	8/19/19	400,000		400,252
Export-Import Bank of Korea, Sr. Unscd. Notes	1.88	10/21/21	500,000		483,371
Export-Import Bank of Korea, Sr. Unscd. Notes	4.00	1/14/24	500,000		526,968
Finnish Government, Sr. Unscd. Bonds	6.95	2/15/26	25,000		31,817
FMS Wertmanagement, Gov't Gtd. Notes	1.75	3/17/20	750,000		748,798
Hungarian Government, Sr. Unscd. Notes	6.38	3/29/21	500,000		560,070
Hungarian Government, Sr. Unscd. Notes	7.63	3/29/41	500,000		772,375
Inter-American Development Bank, Sr. Unscd. Notes	3.88	9/17/19	1,000,000		1,039,468
Inter-American Development Bank, Sr. Unscd. Notes	2.13	1/18/22	370,000		370,995
Inter-American Development Bank, Sr. Unscd. Notes	2.13	1/15/25	1,000,000		984,402
Inter-American Development Bank, Unscd. Notes	1.63	5/12/20	400,000		398,372
International Bank for Reconstruction and Development, Sr. Unscd. Bonds	7.63	1/19/23	700,000		886,180
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.88	3/15/19	500,000		501,707
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.88	10/7/19	500,000		501,484
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.38	9/20/21	430,000		420,201
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.75	4/19/23	500,000		488,097

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Foreign/Governmental - 4.3% (continued)
International Bank for Reconstruction and Development, Sr. Unscd. Notes	2.50	7/29/25	1,000,000		1,004,695
International Bank for Reconstruction and Development, Unscd. Notes	2.00	1/26/22	620,000		618,330
International Finance, Sr. Unscd. Bonds	1.63	7/16/20	200,000		198,974
Italian Government, Sr. Unscd. Notes	6.88	9/27/23	750,000		895,612
Japan Bank for International Cooperation, Gtd. Bonds	1.88	7/21/26	500,000		470,879
Japan Bank for International Cooperation, Gtd. Notes	1.88	4/20/21	490,000		483,289
Japan Bank for International Cooperation, Gtd. Notes	2.75	1/21/26	1,500,000		1,504,330
KFW, Gov't Gtd. Bonds	4.00	1/27/20	1,000,000		1,048,227
KFW, Gov't Gtd. Bonds	2.13	6/15/22	320,000		320,088
KFW, Gov't Gtd. Bonds	0.00	6/29/37	250,000	[d]	140,184
KFW, Gov't Gtd. Notes	4.88	6/17/19	1,000,000		1,050,210
KFW, Gov't Gtd. Notes	1.25	9/30/19	650,000		643,996
KFW, Gov't Gtd. Notes	1.63	3/15/21	1,900,000		1,879,510
KFW, Gov't Gtd. Notes	1.50	6/15/21	765,000	[a]	751,551
KFW, Gov't Gtd. Notes	2.13	3/7/22	620,000		620,666
KFW, Gov't Gtd. Notes	2.00	5/2/25	1,100,000	[a]	1,070,031
Korea Development Bank, Sr. Unscd. Notes	2.75	3/19/23	300,000		297,671
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/25	500,000		498,569
Mexican Government, Sr. Unscd. Notes	3.63	3/15/22	500,000		522,000
Mexican Government, Sr. Unscd. Notes	3.60	1/30/25	250,000		253,750
Mexican Government, Sr. Unscd. Notes	4.15	3/28/27	345,000	[a]	359,059
Mexican Government, Sr. Unscd. Notes	5.55	1/21/45	850,000		953,062

31

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Foreign/Governmental - 4.3% (continued)
Mexican Government, Sr. Unscd. Notes	4.60	1/23/46	1,000,000		978,238
OeKB, Gov't Gtd. Notes	1.63	3/12/19	500,000		499,540
OeKB, Gov't Gtd. Notes	1.50	10/21/20	500,000		493,744
Panamanian Government, Sr. Unscd. Bonds	5.20	1/30/20	200,000		215,000
Panamanian Government, Sr. Unscd. Bonds	6.70	1/26/36	400,000		530,000
Peruvian Government, Sr. Unscd. Bonds	7.35	7/21/25	500,000		655,250
Peruvian Government, Sr. Unscd. Bonds	6.55	3/14/37	370,000		499,500
Petroleos Mexicanos, Gtd. Bonds	6.63	6/15/35	500,000		529,875
Petroleos Mexicanos, Gtd. Bonds	5.50	6/27/44	500,000		452,950
Petroleos Mexicanos, Gtd. Notes	6.00	3/5/20	500,000		533,875
Petroleos Mexicanos, Gtd. Notes	4.88	1/18/24	500,000		513,600
Petroleos Mexicanos, Gtd. Notes	6.50	3/13/27	190,000	[b]	207,604
Petroleos Mexicanos, Gtd. Notes	6.50	3/13/27	380,000	[b]	415,207
Petroleos Mexicanos, Gtd. Notes	5.63	1/23/46	750,000		685,500
Petroleos Mexicanos, Gtd. Notes	6.75	9/21/47	250,000	[b]	258,300
Philippine Government, Sr. Unscd. Bonds	10.63	3/16/25	800,000		1,220,620
Philippine Government, Sr. Unscd. Bonds	5.00	1/13/37	500,000		591,869
Philippine Government, Sr. Unscd. Bonds	3.70	2/2/42	400,000		399,305
Polish Government, Sr. Unscd. Notes	6.38	7/15/19	950,000		1,022,943
Polish Government, Sr. Unscd. Notes	5.00	3/23/22	650,000		715,786
Province of Alberta Canada, Sr. Unscd. Notes	1.90	12/6/19	1,000,000		998,385
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/26	925,000		1,156,836
Province of Manitoba Canada, Unscd. Debs.	8.88	9/15/21	450,000		553,442

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Foreign/Governmental - 4.3% (continued)
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	1,550,000		1,610,819
Province of Quebec Canada, Bonds, Ser. NJ	7.50	7/15/23	200,000		249,525
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/29	550,000		785,912
Republic of Korea, Sr. Unscd. Notes	7.13	4/16/19	500,000		535,730
Swedish Export Credit, Sr. Unscd. Notes	1.88	6/17/19	400,000		400,564
Uruguayan Government, Sr. Unscd. Bonds	7.63	3/21/36	300,000		425,250
Uruguayan Government, Sr. Unscd. Notes	4.50	8/14/24	750,000	[a]	824,250
				59,465,104
Health Care - 2.6%
Abbott Laboratories, Sr. Unscd. Notes	2.90	11/30/21	600,000		609,845
Abbott Laboratories, Sr. Unscd. Notes	3.25	4/15/23	500,000		511,349
Abbott Laboratories, Sr. Unscd. Notes	3.75	11/30/26	540,000		558,014
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/46	250,000		281,196
AbbVie, Sr. Unscd. Notes	2.90	11/6/22	1,000,000		1,011,556
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	170,000		175,021
AbbVie, Sr. Unscd. Notes	4.30	5/14/36	235,000		247,100
AbbVie, Sr. Unscd. Notes	4.45	5/14/46	330,000		348,293
Aetna, Sr. Unscd. Notes	6.63	6/15/36	300,000		396,616
Aetna, Sr. Unscd. Notes	4.75	3/15/44	250,000		271,627
Allergan Funding, Gtd. Notes	3.00	3/12/20	795,000		807,414
Allergan Funding, Gtd. Notes	4.75	3/15/45	400,000		423,936
Allergan Funding, Sr. Unscd. Notes	3.80	3/15/25	500,000		512,547
Amgen, Sr. Unscd. Notes	4.10	6/15/21	500,000		526,853
Amgen, Sr. Unscd. Notes	2.60	8/19/26	1,000,000		958,534

33

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.6% (continued)
Amgen, Sr. Unscd. Notes	4.66	6/15/51	671,000	728,513
Anthem, Sr. Unscd. Notes	3.30	1/15/23	500,000	513,385
AstraZeneca, Sr. Unscd. Notes	2.38	11/16/20	350,000	351,688
AstraZeneca, Sr. Unscd. Notes	3.38	11/16/25	285,000	290,545
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/45	205,000	221,801
Baxalta, Gtd. Notes	5.25	6/23/45	350,000	402,994
Baxalta, Sr. Unscd. Notes	2.88	6/23/20	240,000	243,584
Becton Dickinson, Sr. Unscd. Notes	3.13	11/8/21	500,000	511,005
Becton Dickinson, Sr. Unscd. Notes	3.73	12/15/24	386,000	397,276
Biogen, Sr. Unscd. Notes	4.05	9/15/25	500,000	531,952
Boston Scientific, Sr. Unscd. Notes	6.00	1/15/20	500,000	540,017
Bristol-Myers Squibb, Sr. Unscd. Notes	2.00	8/1/22	750,000	741,874
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/23	300,000	304,330
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/43	300,000	305,735
Celgene, Sr. Unscd. Notes	2.25	5/15/19	500,000	502,029
Celgene, Sr. Unscd. Notes	3.88	8/15/25	190,000	197,857
Celgene, Sr. Unscd. Notes	5.00	8/15/45	450,000	496,774
Cigna, Sr. Unscd. Notes	4.50	3/15/21	650,000	689,621
Cigna, Sr. Unscd. Notes	3.88	10/15/47	75,000	72,522
Cleveland Clinic Foundation, Unscd. Bonds	4.86	1/1/2114	350,000	383,574
Danaher, Sr. Unscd. Notes	4.38	9/15/45	250,000	276,220
Dignity Health, Scd. Bonds	2.64	11/1/19	300,000	302,030
Dignity Health, Scd. Bonds	5.27	11/1/64	304,000	315,266

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.6% (continued)
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/27	500,000	505,558
Eli Lilly & Co., Sr. Unscd. Notes	5.55	3/15/37	200,000	252,931
Express Scripts Holding, Gtd. Notes	3.40	3/1/27	500,000	492,057
Express Scripts Holding, Gtd. Notes	4.80	7/15/46	250,000	260,542
Gilead Sciences, Sr. Unscd. Notes	4.50	4/1/21	500,000	537,342
Gilead Sciences, Sr. Unscd. Notes	4.60	9/1/35	190,000	211,710
Gilead Sciences, Sr. Unscd. Notes	4.80	4/1/44	500,000	560,504
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/47	220,000	225,768
GlaxoSmithKline Capital, Gtd. Notes	2.85	5/8/22	500,000	511,490
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/23	300,000	304,666
Humana, Sr. Unscd. Notes	3.85	10/1/24	500,000	520,818
Johnson & Johnson, Sr. Unscd. Debs.	4.95	5/15/33	170,000	204,273
Johnson & Johnson, Sr. Unscd. Notes	1.65	3/1/21	525,000	519,856
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/26	380,000	372,741
Johnson & Johnson, Sr. Unscd. Notes	3.75	3/3/47	350,000	371,125
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/27	500,000	504,802
Laboratory Corporation of America Holdings, Sr. Unscd. Notes	4.00	11/1/23	400,000	420,178
McKesson, Sr. Unscd. Notes	4.75	3/1/21	500,000	537,115
Medtronic, Gtd. Notes	3.50	3/15/25	1,050,000	1,091,319
Medtronic, Gtd. Notes	4.63	3/15/44	600,000	675,324
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes	4.20	7/1/55	200,000	211,046
Merck & Co., Gtd. Notes	6.50	12/1/33	680,000	910,876
Merck & Co., Sr. Unscd. Notes	2.75	2/10/25	500,000	500,562

35

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.6% (continued)
Mylan, Gtd. Notes	3.15	6/15/21	430,000		435,193
Mylan, Gtd. Notes	5.40	11/29/43	300,000		329,493
Northwell Healthcare, Scd. Notes	3.98	11/1/46	250,000		239,216
Novartis Capital, Gtd. Notes	4.40	5/6/44	340,000		386,818
Perrigo Finance Unlimited, Gtd. Notes	4.38	3/15/26	200,000		208,523
Pfizer, Sr. Unscd. Notes	2.10	5/15/19	250,000		251,482
Pfizer, Sr. Unscd. Notes	1.95	6/3/21	355,000		353,827
Pfizer, Sr. Unscd. Notes	2.75	6/3/26	470,000		467,286
Pfizer, Sr. Unscd. Notes	3.00	12/15/26	250,000		252,537
Pfizer, Sr. Unscd. Notes	4.13	12/15/46	300,000		323,078
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/47	250,000		241,678
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/25	500,000		511,853
Sanofi, Sr. Unscd. Notes	4.00	3/29/21	550,000		582,105
Stryker, Sr. Unscd. Bonds	4.38	5/15/44	250,000		264,362
Stryker, Sr. Unscd. Notes	3.50	3/15/26	250,000		258,347
Teva Pharmaceutical Finance, Gtd. Notes	6.15	2/1/36	5,000	[a]	5,146
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	500,000		489,796
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	3.15	10/1/26	500,000	[a]	443,900
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	4.10	10/1/46	250,000		199,605
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/44	250,000		297,730
Trinity Health, Scd. Bonds	4.13	12/1/45	400,000		410,971
UnitedHealth Group, Sr. Unscd. Notes	2.88	12/15/21	350,000		358,140

36

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.6% (continued)
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/25	330,000		349,404
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/38	410,000		590,010
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/45	280,000		324,592
UnitedHealth Group, Sr. Unscd. Notes	3.75	10/15/47	70,000		68,758
Wyeth, Gtd. Notes	6.50	2/1/34	200,000		270,481
Zimmer Biomet Holdings, Sr. Unscd. Notes	3.55	4/1/25	250,000		254,721
				36,832,148
Industrials - 1.7%
3M, Sr. Unscd. Notes	2.25	9/19/26	500,000		477,608
Allegion US Holding Co., Gtd. Notes	3.20	10/1/24	400,000		401,824
American Airlines 16-1 AA PTT, Scd. Notes	3.58	7/15/29	518,618		535,240
Boeing, Sr. Unscd. Notes	6.00	3/15/19	600,000		635,760
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/25	100,000		127,533
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/37	650,000		860,855
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/44	300,000		338,285
Burlington Northern Santa Fe, Sr. Unscd. Notes	3.05	3/15/22	200,000		206,078
Canadian Pacific Railway, Sr. Unscd. Notes	6.13	5/15/45	220,000		286,151
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/36	237,000		309,398
Caterpillar, Sr. Unscd. Notes	2.60	6/26/22	800,000		805,780
Caterpillar, Sr. Unscd. Notes	4.30	5/15/44	500,000	[a]	557,582
CSX, Sr. Unscd. Notes	3.70	11/1/23	500,000		524,818
CSX, Sr. Unscd. Notes	4.50	8/1/54	500,000		517,717
Eaton, Gtd. Notes	4.15	11/2/42	400,000		406,718
Ecolab, Sr. Unscd. Notes	4.35	12/8/21	200,000		215,509

37

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Industrials - 1.7% (continued)
Ecolab, Sr. Unscd. Notes	2.70	11/1/26	500,000	483,837
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/23	260,000	260,492
FedEx, Gtd. Notes	4.00	1/15/24	250,000	268,199
FedEx, Gtd. Notes	4.75	11/15/45	400,000	437,579
Fortive, Sr. Unscd. Notes	2.35	6/15/21	250,000	248,770
General Electric, Sr. Unscd. Notes	4.50	3/11/44	500,000	547,970
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/42	500,000	520,930
Ingersoll-Rand Global Holding, Gtd. Notes	2.88	1/15/19	225,000	227,314
Johnson Controls International, Sr. Unscd. Notes	5.13	9/14/45	100,000	115,315
Kansas City Southern, Gtd. Notes	4.95	8/15/45	300,000	336,846
Keysight Technologies, Gtd. Notes	3.30	10/30/19	500,000	506,823
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/35	500,000	498,469
Lockheed Martin, Sr. Unscd. Notes	2.50	11/23/20	420,000	425,552
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/26	235,000	244,845
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/42	500,000	515,010
Norfolk Southern, Sr. Unscd. Bonds, Ser. WI	4.84	10/1/41	350,000	398,177
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/24	300,000	317,677
Northrop Grumman, Sr. Unscd. Notes	3.50	3/15/21	500,000	520,269
Northrop Grumman, Sr. Unscd. Notes	2.55	10/15/22	210,000	210,483
Northrop Grumman, Sr. Unscd. Notes	4.03	10/15/47	160,000	164,927
Northrop Grumman Systems, Gtd. Notes	7.75	2/15/31	500,000	708,870
Raytheon, Sr. Unscd. Debs.	7.20	8/15/27	150,000	201,725
Republic Services, Sr. Unscd. Notes	5.25	11/15/21	500,000	552,280

38

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Industrials - 1.7% (continued)
Rockwell Automation, Sr. Unscd. Notes	2.05	3/1/20	500,000	499,836
Roper Technologies, Sr. Unscd. Notes	3.80	12/15/26	500,000	518,988
S&P Global, Gtd. Notes	4.40	2/15/26	230,000	248,919
Stanford Unversity, Unscd. Bonds	3.65	5/1/48	30,000	31,282
Textron, Sr. Unscd. Notes	4.00	3/15/26	500,000	523,523
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	500,000	544,615
Union Pacific, Sr. Unscd. Notes	2.75	4/15/23	400,000	403,181
Union Pacific, Sr. Unscd. Notes	4.82	2/1/44	325,000	380,056
United Airlines 2013-1 PTT, Pass Thru Certs., Ser.A	4.30	2/15/27	852,323	908,619
United Parcel Service, Sr. Unscd. Notes	3.13	1/15/21	500,000	516,978
United Technologies, Sr. Unscd. Notes	2.30	5/4/22	400,000	397,228
United Technologies, Sr. Unscd. Notes	3.10	6/1/22	600,000	616,075
United Technologies, Sr. Unscd. Notes	3.13	5/4/27	110,000	110,241
United Technologies, Sr. Unscd. Notes	6.70	8/1/28	50,000	64,870
United Technologies, Sr. Unscd. Notes	5.70	4/15/40	300,000	376,493
United Technologies, Sr. Unscd. Notes	4.50	6/1/42	380,000	414,475
Waste Management, Gtd. Notes	3.50	5/15/24	500,000	519,354
Xylem, Sr. Unscd. Notes	4.88	10/1/21	21,000	22,833
Xylem, Sr. Unscd. Notes	4.38	11/1/46	250,000	261,422
				23,278,203
Information Technology - 1.8%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	500,000	513,021
Alphabet, Sr. Unscd. Notes	3.63	5/19/21	300,000	315,527
Alphabet, Sr. Unscd. Notes	2.00	8/15/26	300,000	282,338

39

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Information Technology - 1.8% (continued)
Apple, Sr. Unscd. Notes	1.90	2/7/20	300,000		300,479
Apple, Sr. Unscd. Notes	2.00	5/6/20	510,000		511,630
Apple, Sr. Unscd. Notes	2.50	2/9/22	300,000		303,266
Apple, Sr. Unscd. Notes	2.30	5/11/22	210,000		210,182
Apple, Sr. Unscd. Notes	3.45	5/6/24	500,000		522,086
Apple, Sr. Unscd. Notes	3.20	5/13/25	925,000		948,957
Apple, Sr. Unscd. Notes	3.35	2/9/27	500,000		513,702
Apple, Sr. Unscd. Notes	3.20	5/11/27	200,000		203,289
Apple, Sr. Unscd. Notes	4.45	5/6/44	500,000		556,007
Apple, Sr. Unscd. Notes	4.25	2/9/47	300,000		322,247
Apple, Sr. Unscd. Notes	3.75	9/12/47	75,000		74,689
Applied Materials, Sr. Unscd. Notes	3.90	10/1/25	500,000		536,740
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/23	500,000		532,769
Autodesk, Sr. Unscd. Notes	4.38	6/15/25	250,000		267,412
Baidu, Sr. Unscd. Notes	2.75	6/9/19	750,000		758,110
Broadcom, Gtd. Notes	3.00	1/15/22	760,000	[b]	770,013
Broadcom, Gtd. Notes	3.88	1/15/27	300,000	[b]	309,209
Broadcom, Gtd. Notes	3.50	1/15/28	110,000	[b]	109,637
Dell International, Sr. Scd. Notes	3.48	6/1/19	420,000	[b]	427,658
Dell International, Sr. Scd. Notes	6.02	6/15/26	450,000	[b]	503,170
Dell International, Sr. Scd. Notes	8.35	7/15/46	260,000	[b]	337,794
eBay, Sr. Unscd. Notes	4.00	7/15/42	350,000		321,601
Fidelity National Information Services, Sr. Unscd. Bonds	3.00	8/15/26	500,000		486,073

40

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Information Technology - 1.8% (continued)
Harris, Sr. Unscd. Notes	5.05	4/27/45	350,000		405,877
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/25	500,000	[b]	532,447
HP, Sr. Unscd. Notes	4.38	9/15/21	250,000		265,567
HP, Sr. Unscd. Notes	6.00	9/15/41	200,000		218,166
Intel, Sr. Unscd. Notes	3.30	10/1/21	850,000		887,175
Intel, Sr. Unscd. Notes	3.10	7/29/22	300,000		311,445
Intel, Sr. Unscd. Notes	3.15	5/11/27	110,000		111,808
Intel, Sr. Unscd. Notes	4.10	5/19/46	500,000		530,082
Intel, Sr. Unscd. Notes	4.10	5/11/47	80,000		84,859
International Business Machines, Sr. Unscd. Notes	8.38	11/1/19	300,000		338,222
International Business Machines, Sr. Unscd. Notes	3.45	2/19/26	230,000		237,885
International Business Machines, Sr. Unscd. Notes	5.60	11/30/39	605,000		761,185
Microsoft, Sr. Unscd. Notes	4.20	6/1/19	500,000		519,576
Microsoft, Sr. Unscd. Notes	1.55	8/8/21	575,000		563,763
Microsoft, Sr. Unscd. Notes	4.10	2/6/37	480,000		526,510
Microsoft, Sr. Unscd. Notes	5.20	6/1/39	688,000		848,300
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	1,000,000		1,015,792
Microsoft, Sr. Unscd. Notes	4.45	11/3/45	411,000		467,051
Microsoft, Sr. Unscd. Notes	4.75	11/3/55	135,000		158,625
Microsoft, Sr. Unscd. Notes	4.50	2/6/57	160,000		180,520
Moody's, Sr. Unscd. Notes	2.75	7/15/19	500,000		505,725
NVIDIA, Sr. Unscd. Notes	2.20	9/16/21	500,000		499,384
Oracle, Sr. Unscd. Notes	5.00	7/8/19	450,000		474,322

41

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Information Technology - 1.8% (continued)
Oracle, Sr. Unscd. Notes	2.50	10/15/22	500,000	502,783
Oracle, Sr. Unscd. Notes	3.40	7/8/24	500,000	523,921
Oracle, Sr. Unscd. Notes	3.90	5/15/35	480,000	504,002
Oracle, Sr. Unscd. Notes	3.85	7/15/36	500,000	523,289
Oracle, Sr. Unscd. Notes	4.38	5/15/55	280,000	303,887
Qualcomm, Sr. Unscd. Notes	2.25	5/20/20	500,000	502,701
Qualcomm, Sr. Unscd. Notes	3.25	5/20/27	210,000	209,966
Qualcomm, Sr. Unscd. Notes	4.65	5/20/35	140,000	152,948
Qualcomm, Sr. Unscd. Notes	4.80	5/20/45	210,000	228,361
Qualcomm, Sr. Unscd. Notes	4.30	5/20/47	120,000	121,466
Seagate HDD, Gtd. Bonds	4.75	6/1/23	400,000	411,750
Xilinx, Sr. Unscd. Notes	3.00	3/15/21	500,000	508,899
				25,875,865
Materials - .8%
Agrium, Sr. Unscd. Debs.	5.25	1/15/45	500,000	579,106
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/39	400,000	502,801
BHP Billiton Finance USA, Gtd. Notes	4.13	2/24/42	500,000	529,256
Celanese US Holdings, Gtd. Notes	4.63	11/15/22	350,000	377,038
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	775,000	813,518
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	2.80	2/15/23	500,000	504,673
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	4.15	2/15/43	300,000	308,046
Eastman Chemical, Sr. Unscd. Notes	3.80	3/15/25	378,000	394,461
Goldcorp, Sr. Unscd. Notes	3.63	6/9/21	500,000	518,400
International Paper, Sr. Unscd. Notes	3.65	6/15/24	400,000	418,028

42

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Materials - .8% (continued)
International Paper, Sr. Unscd. Notes	4.40	8/15/47	500,000		518,678
LYB International Finance, Gtd. Notes	4.00	7/15/23	350,000		369,308
Methanex, Sr. Unscd. Notes	3.25	12/15/19	465,000		469,870
Monsanto, Sr. Unscd. Notes	2.13	7/15/19	500,000		500,562
Mosaic, Sr. Unscd. Notes	4.25	11/15/23	300,000	[a]	313,861
Newmont Mining, Gtd. Notes	6.25	10/1/39	126,000		160,491
Nucor, Sr. Unscd. Notes	6.40	12/1/37	200,000		260,809
Owens Corning, Gtd. Notes	7.00	12/1/36	137,000	[b]	179,443
Potash Corporation of Saskatchewan, Sr. Unscd. Bonds	3.63	3/15/24	500,000		514,761
Praxair, Sr. Unscd. Notes	2.45	2/15/22	600,000		604,775
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/31	350,000		464,188
Sherwin-Williams, Sr. Unscd. Notes	4.50	6/1/47	100,000		106,483
Southern Copper, Sr. Unscd. Notes	5.25	11/8/42	500,000		544,423
Vale Canada, Sr. Unscd. Bonds	7.20	9/15/32	100,000		112,750
Vale Overseas, Gtd. Notes	6.88	11/21/36	550,000		661,650
				10,727,379
Municipal Bonds - .6%
American Municipal Power Inc., Combined Hydroelectic Projects Revenue (Build America Bonds)	8.08	2/15/50	100,000		167,783
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue (Build America Bonds)	6.26	4/1/49	300,000		438,477
California, GO (Various Purpose)	7.50	4/1/34	500,000		732,970
California, GO (Various Purpose)	7.55	4/1/39	600,000		927,300
Illinois, GO (Pension Funding Series)	5.10	6/1/33	1,130,000		1,141,334
Los Angeles Unified School District, GO (Build America Bonds)	5.75	7/1/34	350,000		449,565

43

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Municipal Bonds - .6% (continued)
Metropolitan Transportation Authority, Dedicated Tax Funds Bonds	7.34	11/15/39	300,000		459,828
Municipal Electric Authority of Georgia, GO (Plant Vogtle Units 3 and 4 Project J Bonds) (Build America Bonds)	6.64	4/1/57	350,000		444,360
New Jersey Economic Development Authority, State Pension Funding Bonds (Insured; National Public Finance Guarantee Corp.)	7.43	2/15/29	500,000		622,360
New Jersey Turnpike Authority, Turnpike Revenue (Build America Bonds)	7.41	1/1/40	400,000		610,076
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds)	5.95	6/15/42	345,000		471,401
Ohio State University, General Receipts Bonds (Multiyear Debt Issuance Program)	3.80	12/1/46	500,000		513,255
Port Authority of New York and New Jersey, (Consolidated Bonds, 192nd Series)	4.81	10/15/65	300,000		355,455
San Diego County Water Authority Financing Agency, Water Revenue (Build America Bonds)	6.14	5/1/49	300,000		417,627
State of Connecticut, GO (Teachers' Retirement Fund)	5.85	3/15/32	200,000		242,696
				7,994,487
Real Estate - .9%
Alexandria Real Estate Equities, Gtd. Notes	2.75	1/15/20	500,000		503,927
American Tower, Sr. Unscd. Notes	3.40	2/15/19	580,000		590,062
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/23	400,000		430,282
Boston Properties, Sr. Unscd. Bonds	5.63	11/15/20	700,000		763,376
CBL & Associates, Gtd. Notes	5.25	12/1/23	200,000	[a]	201,184
Crown Castle International, Sr. Unscd. Notes	3.20	9/1/24	270,000		268,680
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/26	430,000		432,002
Daimler Finance North America, Gtd. Notes	8.50	1/18/31	200,000		299,250

44

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Real Estate - .9% (continued)
DDR, Sr. Unscd. Notes	3.38	5/15/23	500,000		495,982
Duke Realty, Sr. Unscd. Notes	3.75	12/1/24	400,000		415,086
ERP Operating, Sr. Unscd. Notes	2.38	7/1/19	500,000		503,791
Federal Realty Investment Trust, Sr. Unscd. Notes	4.50	12/1/44	200,000		212,439
HCP, Sr. Unscd. Notes	4.25	11/15/23	400,000		424,164
HCP, Sr. Unscd. Notes	6.75	2/1/41	300,000		393,908
Host Hotels & Resorts, Sr. Unscd. Notes	6.00	10/1/21	500,000		555,801
Kimco Realty, Sr. Unscd. Notes	3.20	5/1/21	250,000		255,837
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/23	250,000		251,635
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/23	400,000		424,288
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/24	500,000		515,585
Realty Income, Sr. Unscd. Notes	3.88	7/15/24	500,000		515,629
Simon Property Group, Sr. Unscd. Notes	2.50	7/15/21	750,000		754,307
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/40	150,000		208,727
Ventas Realty, Gtd. Notes	2.70	4/1/20	1,000,000		1,009,176
Weingarten Realty Investors, Sr. Unscd. Notes	3.38	10/15/22	250,000		254,128
Welltower, Sr. Unscd. Notes	4.95	1/15/21	600,000		643,435
Weyerhaeuser, Sr. Unscd. Debs.	7.38	3/15/32	500,000		696,819
				12,019,500
Telecommunications - 1.5%
America Movil, Gtd. Notes	6.38	3/1/35	100,000		125,572
America Movil, Gtd. Notes	6.13	3/30/40	350,000		436,297
AT&T, Gtd. Notes	8.00	11/15/31	249,000	[b]	352,150
AT&T, Sr. Unscd. Bonds	2.80	2/17/21	490,000		497,352

45

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Telecommunications - 1.5% (continued)
AT&T, Sr. Unscd. Notes	2.30	3/11/19	1,000,000		1,004,378
AT&T, Sr. Unscd. Notes	3.00	2/15/22	495,000		501,137
AT&T, Sr. Unscd. Notes	3.00	6/30/22	500,000		506,488
AT&T, Sr. Unscd. Notes	2.85	2/14/23	500,000		497,115
AT&T, Sr. Unscd. Notes	3.40	8/14/24	300,000		300,418
AT&T, Sr. Unscd. Notes	3.90	8/14/27	500,000		498,720
AT&T, Sr. Unscd. Notes	4.50	5/15/35	500,000		488,552
AT&T, Sr. Unscd. Notes	4.90	8/14/37	500,000		501,327
AT&T, Sr. Unscd. Notes	6.00	8/15/40	800,000		891,540
AT&T, Sr. Unscd. Notes	5.35	9/1/40	75,000		78,145
AT&T, Sr. Unscd. Notes	4.75	5/15/46	500,000		472,844
AT&T, Sr. Unscd. Notes	4.50	3/9/48	341,000		310,173
AT&T, Sr. Unscd. Notes	5.15	2/14/50	300,000		296,967
AT&T, Sr. Unscd. Notes	5.70	3/1/57	360,000		381,447
AT&T, Sr. Unscd. Notes	5.30	8/14/58	300,000		298,067
British Telecommunications, Sr. Unscd. Notes	8.63	12/15/30	175,000		264,959
Cisco Systems, Sr. Unscd. Notes	4.45	1/15/20	500,000		527,656
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/26	500,000		503,880
Cisco Systems, Sr. Unscd. Notes	2.50	9/20/26	500,000		486,807
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/40	250,000		322,226
Deutsche Telekom International Finance, Gtd. Bonds	8.25	6/15/30	300,000		441,436
Juniper Networks, Sr. Unscd. Notes	4.35	6/15/25	200,000	[a]	210,035
Koninklijke KPN, Sr. Unscd. Bonds	8.38	10/1/30	250,000		345,124

46

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Telecommunications - 1.5% (continued)
Motorola Solutions, Sr. Unscd. Notes	3.50	9/1/21	500,000		512,439
Orange, Sr. Unscd. Notes	8.50	3/1/31	300,000	[b]	455,614
Qwest, Sr. Unscd. Debs.	6.88	9/15/33	275,000		270,672
Rogers Communications, Gtd. Notes	7.50	8/15/38	125,000		177,787
Telefonica Emisiones, Gtd. Notes	7.05	6/20/36	250,000		334,295
Telefonica Emisiones, Gtd. Notes	5.21	3/8/47	300,000		331,384
Verizon Communications, Sr. Unscd. Bonds	5.25	3/16/37	365,000		398,579
Verizon Communications, Sr. Unscd. Notes	1.75	8/15/21	1,000,000		978,479
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	1,650,000		1,851,286
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/25	787,000	[b]	792,988
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/33	220,000		227,248
Verizon Communications, Sr. Unscd. Notes	3.85	11/1/42	500,000		441,736
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/46	750,000		759,175
Verizon Communications, Sr. Unscd. Notes	5.01	4/15/49	330,000		337,955
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/54	90,000		90,315
Verizon Communications, Sr. Unscd. Notes	4.67	3/15/55	500,000		476,828
Vodafone Group, Sr. Unscd. Bonds	6.15	2/27/37	250,000		308,649
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/30	125,000		171,354
				20,457,595
U.S. Government Agencies - 2.0%
Federal Home Loan Bank, Bonds	1.75	12/14/18	2,000,000		2,003,822
Federal Home Loan Bank, Bonds	1.13	6/21/19	500,000		496,372
Federal Home Loan Bank, Bonds	0.88	8/5/19	1,000,000		987,026
Federal Home Loan Bank, Bonds	4.13	3/13/20	1,000,000		1,055,976

47

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies - 2.0% (continued)
Federal Home Loan Bank, Bonds	5.63	6/11/21	1,200,000		1,357,090
Federal Home Loan Bank, Bonds	5.50	7/15/36	480,000		650,923
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates Ser. K039, Cl. A2	3.30	7/25/24	1,000,000	[e]	1,048,424
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates Ser. K047, Cl. A	3.33	5/25/25	1,500,000	[e]	1,573,412
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates Ser. K056, Cl. A2	2.53	5/25/26	1,300,000	[e]	1,281,578
Federal Home Loan Mortgage Corp., Notes	3.75	3/27/19	1,600,000	[e]	1,648,672
Federal Home Loan Mortgage Corp., Notes	1.25	10/2/19	2,500,000	[e]	2,481,820
Federal Home Loan Mortgage Corp., Notes	6.25	7/15/32	1,000,000	[e]	1,409,804
Federal Home Loan Mortgage Corp., Unscd. Notes	0.95	1/30/19	225,000	[e]	223,135
Federal National Mortgage Association, Notes	0.88	12/27/17	700,000	[e]	699,768
Federal National Mortgage Association, Notes	1.25	2/26/19	1,000,000	[e]	994,955
Federal National Mortgage Association, Notes	1.13	7/26/19	900,000	[e]	892,145
Federal National Mortgage Association, Notes	0.88	8/2/19	500,000	[e]	493,589
Federal National Mortgage Association, Notes	1.75	11/26/19	1,500,000	[e]	1,502,427
Federal National Mortgage Association, Notes	1.70	1/27/20	600,000	[e]	597,634
Federal National Mortgage Association, Notes	1.25	8/17/21	500,000	[e]	488,162
Federal National Mortgage Association, Notes	6.25	5/15/29	540,000	[e]	727,284
Federal National Mortgage Association, Notes	6.63	11/15/30	1,000,000	[e]	1,420,160
Federal National Mortgage Association, Notes	5.50	4/1/34	30,957	[e]	34,206
Federal National Mortgage Association, Notes	7.00	7/1/37	18,978	[e]	21,173
Federal National Mortgage Association, Notes. Ser.1	1.00	4/30/18	1,000,000	[e]	997,942
Federal National Mortgage Association, Ser. 2013-M14, Cl. APT	2.60	4/25/23	947,193	[e]	950,338

48

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies - 2.0% (continued)
Financing (FICO), Scd. Bonds	8.60	9/26/19	40,000		45,113
Financing (FICO), Scd. Bonds, Ser. E	9.65	11/2/18	610,000		659,558
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/38	165,000		236,921
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/39	1,200,000	[a]	1,579,277
				28,558,706
U.S. Government Agencies Mortgage-Backed - 29.1%
Federal Home Loan Mortgage Corp.
2.00%			100,000	[e,f]	98,000
2.50%			1,425,000	[e,f]	1,430,790
3.00%			8,225,000	[e,f]	8,247,933
3.50%			12,050,000	[e,f]	12,386,710
4.00%			3,225,000	[e,f]	3,383,821
2.00%, 8/1/28-1/1/29			700,353	[e]	689,677
2.08%, 12/25/19			247,602	[e]	248,095
2.50%, 10/1/27-2/1/47			7,964,595	[e]	8,001,487
2.87%, 12/25/21			850,000	[e]	870,303
3.00%, 9/1/21-1/1/47			25,029,633	[e]	25,299,634
3.02%, 2/25/23			406,343	[e]	416,244
3.06%, 12/25/24			648,000	[e]	670,021
3.38%, 8/1/34, 1 Yr T Note Constant + 2.25%			1,417	[c,e]	1,495
3.50%, 1/1/21-4/1/47			19,369,769	[e]	19,994,958
4.00%, 5/1/18-5/1/47			14,517,959	[e]	15,277,373
4.50%, 4/1/18-4/1/47			6,930,685	[e]	7,412,482
5.00%, 11/1/18-11/1/39			3,918,033	[e]	4,237,906
5.50%, 10/1/20-1/1/40			1,853,841	[e]	2,052,951
6.00%, 6/1/22-7/1/39			1,090,757	[e]	1,234,131
6.50%, 3/1/19-11/1/37			287,479	[e]	319,953
7.00%, 6/1/21-7/1/37			112,539	[e]	125,299
7.50%, 2/1/23-11/1/33			23,078	[e]	25,324
8.00%, 7/1/20-10/1/31			13,315	[e]	15,104
8.50%, 6/1/30			438	[e]	512
Federal National Mortgage Association
2.50%			4,125,000	[e,f]	4,142,419
3.00%			8,975,000	[e],[f]	8,997,510
3.50%			19,200,000	[e,f]	19,732,261
4.00%			8,150,000	[e,f]	8,551,773
2.00%, 7/1/28-3/1/32			1,407,083	e	1,389,959
2.50%, 7/1/27-2/1/47			8,531,493	[e]	8,558,566

49

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Mortgage-Backed - 29.1% (continued)
3.00%, 10/1/26-5/1/47			40,971,395	[e]	41,412,168
3.34%, 11/1/35, 1 Yr LIBOR + .18%			88	[c,e]	92
3.50%, 8/1/25-12/1/46			29,598,523	[e]	30,557,833
3.66%, 11/25/20			788,401	[e]	809,065
3.72%, 6/1/35, 1 Yr LIBOR + .18%			222	[c,e]	225
4.00%, 2/1/24-4/1/47			24,913,729	[e]	26,220,485
4.50%, 4/1/18-12/1/46			11,723,768	[e]	12,566,684
5.00%, 11/1/17-1/1/44			5,059,294	[e]	5,486,433
5.50%, 11/1/17-2/1/42			3,202,809	[e]	3,543,779
6.00%, 1/1/23-11/1/38			1,721,480	[e]	1,946,770
6.50%, 10/1/21-12/1/37			529,922	[e]	594,030
7.00%, 8/1/23-3/1/38			145,546	[e]	164,404
7.50%, 4/1/26-6/1/31			33,259	[e]	36,325
8.00%, 3/1/22-8/1/30			8,493	[e]	9,381
8.50%, 7/1/30			267	[e]	314
9.00%, 10/1/30			1,870	[e]	1,942
Government National Mortgage Association I
2.50%, 2/15/28-3/15/43			478,397		475,776
3.00%, 9/15/42-8/15/45			1,907,424		1,935,156
3.50%, 2/15/26-8/15/45			1,728,921		1,800,157
4.00%, 2/15/41-9/15/45			2,196,979		2,329,429
4.50%, 1/15/19-2/15/41			2,376,132		2,537,762
5.00%, 7/15/33-4/15/40			3,222,450		3,520,253
5.50%, 9/15/20-11/15/38			1,189,972		1,328,090
6.00%, 1/15/29-9/15/38			608,888		688,006
6.50%, 2/15/24-8/15/38			238,489		272,790
7.00%, 10/15/27-8/15/32			53,226		59,775
7.50%, 12/15/23-11/15/30			44,160		45,842
8.00%, 8/15/24-3/15/32			11,927		14,114
8.25%, 6/15/27			1,084		1,171
8.50%, 10/15/26			7,556		8,313
9.00%, 2/15/22-2/15/23			5,703		5,749
Government National Mortgage Association II
3.00%			23,850,000	[f]	24,129,491
3.50%			29,225,000	[f]	30,314,109
4.00%			8,700,000	[f]	9,135,041
4.50%			600,000	[f]	635,883
2.50%, 3/20/27-3/20/47			1,347,795		1,334,711
3.00%, 11/20/27-1/20/47			7,525,913		7,673,211
3.50%, 9/20/28-8/20/46			12,303,280		12,801,886
4.00%, 9/20/43-2/20/47			8,570,648		9,057,973
4.50%, 7/20/41-1/20/46			4,852,828		5,169,243

50

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Mortgage-Backed - 29.1% (continued)
5.00%, 1/20/39-10/20/45			2,618,800		2,825,538
5.50%, 10/20/31-10/20/44			1,374,918		1,512,766
6.50%, 2/20/28			497		572
8.50%, 7/20/25			254		276
				406,775,704
U.S. Government Securities - 36.6%
U.S. Treasury Bonds	8.88	2/15/19	720,000		788,272
U.S. Treasury Bonds	8.75	8/15/20	470,000		560,585
U.S. Treasury Bonds	8.13	5/15/21	190,000	[a]	231,229
U.S. Treasury Bonds	7.25	8/15/22	500,000	[a]	620,059
U.S. Treasury Bonds	6.25	8/15/23	2,000,000		2,453,008
U.S. Treasury Bonds	7.50	11/15/24	1,610,000		2,166,519
U.S. Treasury Bonds	6.88	8/15/25	1,000,000	[a]	1,331,699
U.S. Treasury Bonds	5.50	8/15/28	1,000,000		1,296,758
U.S. Treasury Bonds	5.25	11/15/28	1,350,000	[a]	1,724,704
U.S. Treasury Bonds	5.38	2/15/31	1,340,000	[a]	1,785,864
U.S. Treasury Bonds	4.75	2/15/37	870,000		1,150,099
U.S. Treasury Bonds	5.00	5/15/37	1,470,000		2,000,549
U.S. Treasury Bonds	4.38	2/15/38	335,000		423,965
U.S. Treasury Bonds	4.50	5/15/38	1,920,000		2,470,650
U.S. Treasury Bonds	3.50	2/15/39	780,000		878,155
U.S. Treasury Bonds	4.63	2/15/40	780,000	[a]	1,023,095
U.S. Treasury Bonds	3.88	8/15/40	1,160,000		1,375,212
U.S. Treasury Bonds	4.75	2/15/41	2,530,000		3,386,889
U.S. Treasury Bonds	3.75	8/15/41	1,900,000		2,214,131
U.S. Treasury Bonds	3.13	2/15/42	4,000,000		4,217,969
U.S. Treasury Bonds	2.75	8/15/42	1,270,000		1,251,471
U.S. Treasury Bonds	2.75	11/15/42	2,182,000		2,147,778
U.S. Treasury Bonds	3.13	2/15/43	1,170,000		1,230,442
U.S. Treasury Bonds	2.88	5/15/43	3,057,000	[a]	3,072,106
U.S. Treasury Bonds	3.63	8/15/43	3,535,000		4,042,604
U.S. Treasury Bonds	3.75	11/15/43	2,025,000		2,365,216
U.S. Treasury Bonds	3.63	2/15/44	3,070,000		3,515,270
U.S. Treasury Bonds	3.38	5/15/44	4,490,000		4,931,809
U.S. Treasury Bonds	3.13	8/15/44	3,275,000		3,442,844
U.S. Treasury Bonds	3.00	11/15/44	3,760,000		3,861,197
U.S. Treasury Bonds	2.50	2/15/45	3,605,000		3,351,946
U.S. Treasury Bonds	3.00	5/15/45	3,740,000		3,836,860
U.S. Treasury Bonds	2.88	8/15/45	4,720,000		4,724,056
U.S. Treasury Bonds	2.50	2/15/46	700,000		648,621
U.S. Treasury Bonds	2.50	5/15/46	4,040,000		3,739,527
U.S. Treasury Bonds	2.25	8/15/46	4,075,000	[a]	3,570,243

51

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Securities - 36.6% (continued)
U.S. Treasury Bonds	2.88	11/15/46	3,000,000		2,998,301
U.S. Treasury Bonds	3.00	2/15/47	950,000		973,175
U.S. Treasury Bonds	3.00	5/15/47	2,685,000	[a]	2,750,499
U.S. Treasury Bonds	2.75	8/15/47	2,865,000		2,791,249
U.S. Treasury Notes	1.25	11/15/18	3,976,000		3,966,060
U.S. Treasury Notes	3.75	11/15/18	2,570,000		2,629,130
U.S. Treasury Notes	1.00	11/30/18	3,230,000	[a]	3,213,156
U.S. Treasury Notes	1.25	11/30/18	3,000,000	[a]	2,992,207
U.S. Treasury Notes	1.38	11/30/18	942,000		940,841
U.S. Treasury Notes	1.25	12/31/18	3,230,000	[a]	3,220,789
U.S. Treasury Notes	1.38	12/31/18	3,730,000		3,724,390
U.S. Treasury Notes	1.13	1/31/19	3,240,000	[a]	3,224,686
U.S. Treasury Notes	1.25	1/31/19	2,090,000		2,083,550
U.S. Treasury Notes	1.50	1/31/19	2,000,000		1,999,688
U.S. Treasury Notes	2.75	2/15/19	4,170,000	[a]	4,235,401
U.S. Treasury Notes	1.38	2/28/19	3,068,000		3,062,307
U.S. Treasury Notes	1.50	2/28/19	3,910,000		3,908,702
U.S. Treasury Notes	1.25	3/31/19	2,730,000		2,719,496
U.S. Treasury Notes	1.63	3/31/19	4,200,000		4,205,824
U.S. Treasury Notes	1.25	4/30/19	2,725,000		2,713,397
U.S. Treasury Notes	1.63	4/30/19	1,500,000		1,501,934
U.S. Treasury Notes	1.25	5/31/19	2,085,000	[a]	2,075,308
U.S. Treasury Notes	1.50	5/31/19	4,155,000	[a]	4,151,592
U.S. Treasury Notes	1.25	6/30/19	2,090,000	[a]	2,079,305
U.S. Treasury Notes	1.63	6/30/19	1,300,000		1,301,143
U.S. Treasury Notes	0.75	7/15/19	2,445,000	[a]	2,411,620
U.S. Treasury Notes	1.38	7/31/19	1,965,000	[a]	1,958,437
U.S. Treasury Notes	1.63	7/31/19	1,100,000	[a]	1,100,945
U.S. Treasury Notes	0.75	8/15/19	2,450,000	[a]	2,414,733
U.S. Treasury Notes	3.63	8/15/19	1,900,000		1,968,727
U.S. Treasury Notes	1.00	8/31/19	2,010,000	[a]	1,988,958
U.S. Treasury Notes	1.25	8/31/19	1,890,000		1,878,593
U.S. Treasury Notes	1.63	8/31/19	1,400,000	[a]	1,400,793
U.S. Treasury Notes	1.38	9/30/19	1,905,000		1,897,186
U.S. Treasury Notes	1.75	9/30/19	3,190,000		3,199,159
U.S. Treasury Notes	1.00	10/15/19	4,100,000		4,053,235
U.S. Treasury Notes	1.25	10/31/19	1,000,000		993,066
U.S. Treasury Notes	1.50	10/31/19	4,450,000	[a]	4,441,309
U.S. Treasury Notes	3.38	11/15/19	2,440,000	[a]	2,526,067
U.S. Treasury Notes	1.50	11/30/19	2,465,000		2,458,741
U.S. Treasury Notes	1.13	12/31/19	2,990,000	[a]	2,958,406
U.S. Treasury Notes	1.63	12/31/19	4,960,000		4,959,515
U.S. Treasury Notes	1.38	1/15/20	1,500,000		1,491,445

52

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Securities - 36.6% (continued)
U.S. Treasury Notes	1.25	1/31/20	5,255,000		5,209,532
U.S. Treasury Notes	1.38	2/15/20	2,020,000	[a]	2,007,493
U.S. Treasury Notes	3.63	2/15/20	1,400,000		1,462,316
U.S. Treasury Notes	1.38	2/29/20	3,525,000	[a]	3,502,005
U.S. Treasury Notes	1.63	3/15/20	3,020,000		3,017,051
U.S. Treasury Notes	1.38	3/31/20	995,000	[a]	988,023
U.S. Treasury Notes	1.50	4/15/20	1,895,000		1,886,709
U.S. Treasury Notes	1.38	4/30/20	2,525,000		2,506,062
U.S. Treasury Notes	1.50	5/15/20	1,925,000	[a]	1,916,127
U.S. Treasury Notes	3.50	5/15/20	3,770,000	[a]	3,941,049
U.S. Treasury Notes	1.38	5/31/20	1,175,000	[a]	1,165,820
U.S. Treasury Notes	1.50	5/31/20	3,110,000		3,094,875
U.S. Treasury Notes	1.50	6/15/20	1,930,000	[a]	1,920,388
U.S. Treasury Notes	1.63	6/30/20	3,835,000		3,827,060
U.S. Treasury Notes	1.88	6/30/20	2,330,000		2,340,649
U.S. Treasury Notes	1.50	7/15/20	1,815,000		1,805,003
U.S. Treasury Notes	1.63	7/31/20	3,410,000	[a]	3,402,074
U.S. Treasury Notes	2.00	7/31/20	3,360,000		3,385,791
U.S. Treasury Notes	1.50	8/15/20	1,745,000		1,734,946
U.S. Treasury Notes	2.63	8/15/20	5,000,000		5,123,242
U.S. Treasury Notes	1.38	8/31/20	600,000	[a]	594,293
U.S. Treasury Notes	2.13	8/31/20	3,190,000		3,225,202
U.S. Treasury Notes	1.38	9/15/20	1,755,000	[a]	1,738,410
U.S. Treasury Notes	1.38	9/30/20	3,095,000		3,063,506
U.S. Treasury Notes	2.00	9/30/20	1,745,000		1,758,360
U.S. Treasury Notes	1.63	10/15/20	1,675,000		1,670,191
U.S. Treasury Notes	1.38	10/31/20	2,525,000		2,497,531
U.S. Treasury Notes	2.63	11/15/20	1,700,000		1,743,795
U.S. Treasury Notes	1.63	11/30/20	2,525,000		2,514,495
U.S. Treasury Notes	2.00	11/30/20	2,868,000		2,888,502
U.S. Treasury Notes	1.75	12/31/20	4,355,000	[a]	4,351,002
U.S. Treasury Notes	2.38	12/31/20	3,000,000		3,055,078
U.S. Treasury Notes	1.38	1/31/21	3,000,000		2,960,332
U.S. Treasury Notes	3.63	2/15/21	3,100,000		3,281,580
U.S. Treasury Notes	1.13	2/28/21	2,500,000		2,444,971
U.S. Treasury Notes	1.25	3/31/21	3,390,000		3,326,769
U.S. Treasury Notes	2.25	3/31/21	1,430,000		1,450,417
U.S. Treasury Notes	1.38	4/30/21	2,000,000		1,969,336
U.S. Treasury Notes	2.25	4/30/21	3,260,000		3,306,353
U.S. Treasury Notes	3.13	5/15/21	2,700,000		2,820,076
U.S. Treasury Notes	1.38	5/31/21	4,900,000		4,820,949
U.S. Treasury Notes	2.00	5/31/21	2,525,000		2,538,858
U.S. Treasury Notes	1.13	7/31/21	2,455,000		2,389,549

53

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Securities - 36.6% (continued)
U.S. Treasury Notes	2.25	7/31/21	3,100,000	[a]	3,142,504
U.S. Treasury Notes	2.13	8/15/21	2,925,000		2,952,593
U.S. Treasury Notes	1.13	8/31/21	3,450,000		3,354,451
U.S. Treasury Notes	1.13	9/30/21	3,000,000	[a]	2,913,400
U.S. Treasury Notes	2.13	9/30/21	3,400,000		3,430,016
U.S. Treasury Notes	1.25	10/31/21	1,695,000		1,652,923
U.S. Treasury Notes	2.00	10/31/21	2,285,000		2,293,970
U.S. Treasury Notes	2.00	11/15/21	680,000		682,975
U.S. Treasury Notes	1.75	11/30/21	3,130,000		3,110,193
U.S. Treasury Notes	1.88	11/30/21	3,300,000	[a]	3,297,035
U.S. Treasury Notes	2.00	12/31/21	1,875,000		1,880,530
U.S. Treasury Notes	2.13	12/31/21	1,265,000	[a]	1,275,229
U.S. Treasury Notes	1.88	1/31/22	1,000,000		997,383
U.S. Treasury Notes	2.00	2/15/22	1,300,000		1,303,986
U.S. Treasury Notes	1.88	2/28/22	2,500,000		2,492,627
U.S. Treasury Notes	1.75	3/31/22	3,770,000		3,736,571
U.S. Treasury Notes	1.88	3/31/22	4,480,000		4,463,550
U.S. Treasury Notes	1.88	4/30/22	3,635,000		3,619,168
U.S. Treasury Notes	1.75	5/31/22	2,525,000		2,499,997
U.S. Treasury Notes	1.75	6/30/22	3,800,000		3,759,328
U.S. Treasury Notes	2.13	6/30/22	2,500,000		2,514,648
U.S. Treasury Notes	1.88	7/31/22	4,500,000		4,473,633
U.S. Treasury Notes	2.00	7/31/22	5,000,000	[a]	5,000,390
U.S. Treasury Notes	1.63	8/15/22	55,000	[a]	54,090
U.S. Treasury Notes	1.63	8/31/22	3,835,000		3,767,663
U.S. Treasury Notes	1.88	8/31/22	1,000,000	[a]	993,633
U.S. Treasury Notes	1.75	9/30/22	4,215,000		4,161,324
U.S. Treasury Notes	1.88	9/30/22	2,490,000		2,473,659
U.S. Treasury Notes	1.88	10/31/22	1,910,000		1,896,123
U.S. Treasury Notes	2.00	10/31/22	50,000		49,966
U.S. Treasury Notes	1.63	11/15/22	65,000		63,770
U.S. Treasury Notes	2.00	11/30/22	4,490,000		4,482,984
U.S. Treasury Notes	2.13	12/31/22	5,000,000		5,018,847
U.S. Treasury Notes	1.75	1/31/23	3,700,000		3,642,549
U.S. Treasury Notes	2.00	2/15/23	3,715,000		3,703,028
U.S. Treasury Notes	1.63	4/30/23	2,500,000		2,439,599
U.S. Treasury Notes	1.75	5/15/23	3,710,000		3,643,336
U.S. Treasury Notes	2.50	8/15/23	2,000,000	[a]	2,042,539
U.S. Treasury Notes	1.38	9/30/23	3,000,000	[a]	2,873,908
U.S. Treasury Notes	1.63	10/31/23	1,400,000		1,359,887
U.S. Treasury Notes	2.75	11/15/23	4,585,000		4,744,759
U.S. Treasury Notes	2.13	11/30/23	3,500,000		3,496,924
U.S. Treasury Notes	2.25	12/31/23	1,490,000		1,498,003

54

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Securities - 36.6% (continued)
U.S. Treasury Notes	2.25	1/31/24	1,065,000		1,069,971
U.S. Treasury Notes	2.75	2/15/24	2,780,000		2,874,477
U.S. Treasury Notes	2.13	2/29/24	2,010,000		2,003,915
U.S. Treasury Notes	2.13	3/31/24	2,940,000		2,929,032
U.S. Treasury Notes	2.00	4/30/24	1,960,000	[a]	1,937,299
U.S. Treasury Notes	2.50	5/15/24	2,290,000		2,332,356
U.S. Treasury Notes	2.00	5/31/24	2,245,000		2,217,551
U.S. Treasury Notes	2.00	6/30/24	2,255,000		2,226,064
U.S. Treasury Notes	2.13	7/31/24	2,120,000		2,108,365
U.S. Treasury Notes	2.38	8/15/24	1,655,000		1,671,453
U.S. Treasury Notes	1.88	8/31/24	2,035,000	[a]	1,991,041
U.S. Treasury Notes	2.13	9/30/24	1,000,000		993,613
U.S. Treasury Notes	2.25	10/31/24	1,950,000		1,952,590
U.S. Treasury Notes	2.25	11/15/24	4,015,000		4,018,450
U.S. Treasury Notes	2.00	2/15/25	4,560,000		4,480,823
U.S. Treasury Notes	2.13	5/15/25	2,800,000		2,771,617
U.S. Treasury Notes	2.00	8/15/25	7,880,000		7,717,321
U.S. Treasury Notes	2.25	11/15/25	7,000,000		6,973,066
U.S. Treasury Notes	1.63	2/15/26	5,000,000		4,738,183
U.S. Treasury Notes	1.63	5/15/26	3,880,000		3,667,737
U.S. Treasury Notes	1.50	8/15/26	3,865,000		3,607,134
U.S. Treasury Notes	2.00	11/15/26	5,230,000		5,079,944
U.S. Treasury Notes	2.25	2/15/27	5,350,000		5,298,485
U.S. Treasury Notes	2.38	5/15/27	6,305,000	[a]	6,308,079
U.S. Treasury Notes	2.25	8/15/27	3,525,000	[a]	3,486,377
				511,748,870
Utilities - 1.9%
AEP Texas Central Transition Funding II, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	40,024		40,258
Alabama Power, Sr. Unscd. Notes	3.75	3/1/45	500,000		509,924
American Water Capital, Sr. Unscd. Notes	3.85	3/1/24	250,000		264,690
American Water Capital, Sr. Unscd. Notes	3.75	9/1/47	110,000		111,205
Atmos Energy, Sr. Unscd. Notes	4.13	10/15/44	700,000		744,182
Berkshire Hathaway Energy, Sr. Unscd. Bonds	6.13	4/1/36	500,000		656,365
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/43	250,000		297,294
Commonwealth Edison, First Mortgage Bonds	2.15	1/15/19	750,000		752,662

55

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 1.9% (continued)
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/36	471,000	607,797
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000	263,862
Consolidated Edison of New York, Sr. Unscd. Notes	4.30	12/1/56	450,000	485,301
Dominion Energy, Sr. Unscd. Notes	4.05	9/15/42	400,000	402,279
Dominion Energy, Sr. Unscd. Notes, Ser. B	2.75	9/15/22	500,000	501,913
Dominion Energy, Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000	125,801
DTE Electric, Mortgage Bonds	3.38	3/1/25	500,000	515,668
DTE Electric, Sr. Scd. Notes	3.45	10/1/20	350,000	363,165
Duke Energy, Sr. Unscd. Notes	3.75	4/15/24	500,000	523,469
Duke Energy Carolinas, First Mortgage Bonds	3.90	6/15/21	400,000	421,683
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/42	250,000	263,704
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/38	150,000	207,017
Duke Energy Florida, First Mortgage Bonds	3.40	10/1/46	300,000	286,559
Emera US Finance, Gtd. Notes	4.75	6/15/46	250,000	271,473
Enel Generacion Chile, Sr. Unscd. Notes	4.25	4/15/24	500,000	528,822
Exelon Generation, Sr. Unscd. Notes	5.20	10/1/19	500,000	528,696
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	400,000	454,224
FirstEnergy, Sr. Unscd. Notes	4.85	7/15/47	150,000	162,237
Florida Power & Light Co., First Mortgage Bonds	4.05	10/1/44	400,000	434,563
Georgia Power, Sr. Unscd. Notes	3.25	4/1/26	500,000	501,417
Georgia Power, Sr. Unscd. Notes	3.25	3/30/27	1,000,000	1,004,699
Hydro-Quebec, Gov't Gtd. Debs., Ser. HH	8.50	12/1/29	400,000	595,835
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	31,555

56

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 1.9% (continued)
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/37	300,000	382,717
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/46	300,000	291,139
Nevada Power, Mortgage Notes	7.13	3/15/19	550,000	587,907
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/37	400,000	554,946
NextEra Energy Capital Holdings, Gtd. Debs.	2.40	9/15/19	500,000	502,955
Oncor Electric Delivery, Sr. Scd. Debs.	7.00	9/1/22	170,000	203,415
Oncor Electric Delivery, Sr. Scd. Notes	7.00	5/1/32	250,000	346,862
Pacific Gas & Electric, Sr. Unscd. Bonds	6.05	3/1/34	465,000	579,527
Pacific Gas & Electric, Sr. Unscd. Notes	6.25	3/1/39	400,000	522,712
Pacific Gas & Electric, Sr. Unscd. Notes	4.75	2/15/44	500,000	561,759
PPL Capital Funding, Gtd. Notes	3.40	6/1/23	400,000	412,344
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/43	500,000	577,201
Progress Energy, Sr. Unscd. Notes	7.75	3/1/31	480,000	676,609
Public Service Company of Colorado, First Mortgage Bonds	3.20	11/15/20	750,000	772,180
San Diego Gas & Electric, First Mortgage Bonds, Ser. NNN	3.60	9/1/23	400,000	420,528
Sempra Energy, Sr. Unscd. Notes	2.88	10/1/22	1,000,000	1,009,372
South Carolina Electric & Gas, First Mortgage Bonds	6.63	2/1/32	200,000	252,761
South Carolina Electric & Gas, First Mortgage Bonds	4.50	6/1/64	250,000	249,367
Southern, Sr. Unscd. Notes	1.85	7/1/19	350,000	349,449
Southern, Sr. Unscd. Notes	2.35	7/1/21	640,000	637,118
Southern California Edison, First Mortgage Bonds	3.88	6/1/21	400,000	422,023
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/38	70,000	92,392
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/29	450,000	583,725

57

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 1.9% (continued)
Southern California Gas, First Mortgage Bonds	3.15	9/15/24	500,000		511,648
Southern Co. Gas Capital, Gtd. Notes	3.50	9/15/21	193,000		199,309
Southwestern Public Service, First Mortgage Bonds	3.40	8/15/46	350,000		331,871
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/44	250,000		265,268
Toledo Edison, Sr. Scd. Notes	6.15	5/15/37	200,000		253,895
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/43	500,000		523,926
Washington Gas Light Co., Sr. Unscd. Notes	3.80	9/15/46	500,000		502,855
WEC Energy Group, Sr. Unscd. Bonds	3.55	6/15/25	140,000		144,879
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/36	200,000		267,599
				26,848,577
Total Bonds and Notes (cost $1,384,527,387)			1,404,087,720
Description			Shares		Value ($)
Other Investment - 9.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $128,121,390)			128,121,390	[g]	128,121,390

58

Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $10,441,693)	10,441,693	[g] 10,441,693
Total Investments (cost $1,523,090,470)	110.5%	1,542,650,803
Liabilities, Less Cash and Receivables	(10.5%)	(146,103,491)
Net Assets	100.0%	1,396,547,312

GO—General Obligation

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At October 31, 2017, the value of the fund’s securities on loan was $111,908,986 and the value of the collateral held by the fund was $120,377,499, consisting of cash collateral of $10,441,693 and U.S. Government & Agency securities valued at $109,935,806.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $9,739,388 or .7% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Purchased on a forward commitment basis.

g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government & Agencies	67.8
Corporate Bonds	26.1
Money Market Investments	10.0
Foreign/Governmental	4.2
Commercial Mortgage-Backed	1.3
Municipal Bonds	.6
Asset-Backed	.5
110.5

† Based on net assets.

See notes to financial statements.

59

Statement of TBA Sale Commitments

October 31, 2017

Bonds and Notes-.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Federal Home Loan Mortgage Corp.-.2%
Federal Home Loan Mortgage Corp.	5.00	11/19/22	625,000	[a,b]	635,718
Federal Home Loan Mortgage Corp.	4.50	11/1/18	600,000	[a,b]	610,945
Federal Home Loan Mortgage Corp.	5.00	11/1/38	500,000	[a,b]	540,873
Federal Home Loan Mortgage Corp.	5.50	12/1/47	100,000	[a,b]	109,863
Federal Home Loan Mortgage Corp.	4.50	11/1/47	100,000	[a,b]	106,809
				2,004,208
Federal National Mortgage Association-.3%
Federal National Mortgage Association	4.00	11/18/29	2,050,000	[a,b]	2,117,346
Federal National Mortgage Association	4.50	11/18/29	1,025,000	[a,b]	1,041,456
Federal National Mortgage Association	5.50	11/1/29	200,000	[a,b]	202,023
Federal National Mortgage Association	5.00	11/1/17	300,000	[a,b]	304,441
Federal National Mortgage Association	4.50	11/12/45	125,000	[a,b]	133,628
Federal National Mortgage Association	5.00	11/13/44	600,000	[a,b]	651,609
Federal National Mortgage Association	2.50	11/1/47	100,000	[a,b]	96,512
Federal National Mortgage Association	3.50	11/1/32	200,000	[a,b]	207,742
				4,754,757
Government National Mortgage Association-.4%
Government National Mortgage Association	5.00	11/1/33	2,000,000	[b]	2,168,281
Government National Mortgage Association	5.50	11/15/32	1,100,000	[b]	1,217,374
Government National Mortgage Association	5.00	11/1/47	800,000	[b]	859,063
Government National Mortgage Association	5.50	11/1/47	700,000	[b]	760,037
Government National Mortgage Association	3.00	11/1/47	150,000	[b]	151,749
				5,156,504
Total Sale Commitments (proceeds $11,921,859)				11,915,469

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Sold on a delayed delivery basis.

See notes to financial statements.

60

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16($)	Purchases($)	Sales ($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	190,298,652	874,702,763	936,880,025	128,121,390	9.2	1,062,848
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	18,933,078	108,980,658	117,472,043	10,441,693.8		–
Total	209,231,730	983,683,421	1,054,352,068	138,563,083	10.0	1,062,848

See notes to financial statements.

61

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $111,908,986)—Note 1(b):
Unaffiliated issuers	1,384,527,387	1,404,087,720
Affiliated issuers	138,563,083	138,563,083
Cash		1,259,798
Receivable for investment securities sold		13,185,088
Receivable for TBA sale commitments—Note 4		11,921,859
Dividends, interest and securities lending income receivable		8,435,480
Receivable for shares of Common Stock subscribed		942,786
		1,578,395,814
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		276,767
Payable for open mortgage dollar roll transactions—Note 4		118,134,095
Payable for investment securities purchased		32,378,241
TBA sale commitments, at value (proceeds $11,921,859)—Note 4		11,915,469
Liability for securities on loan—Note 1(b)		10,441,693
Payable for shares of Common Stock redeemed		8,676,543
Accrued expenses		25,694
		181,848,502
Net Assets ($)		1,396,547,312
Composition of Net Assets ($):
Paid-in capital		1,383,692,819
Accumulated undistributed investment income—net		1,302,389
Accumulated net realized gain (loss) on investments		(8,014,619)
Accumulated net unrealized appreciation (depreciation) on investments		19,566,723
Net Assets ($)		1,396,547,312

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	497,586,405	898,960,907
Shares Outstanding	48,151,711	86,977,565
Net Asset Value Per Share ($)	10.33	10.34

See notes to financial statements.

62

STATEMENT OF OPERATIONS
Year Ended October 31, 2017

Investment Income ($):
Income:
Interest	43,714,058
Dividends from affiliated issuers	1,062,848
Income from securities lending—Note 1(b)	166,109
Total Income	44,943,015
Expenses:
Management fee—Note 3(a)	2,784,887
Distribution fees—Note 3(b)	1,839,483
Directors’ fees—Note 3(a,c)	138,704
Loan commitment fees—Note 2	42,841
Total Expenses	4,805,915
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(138,704)
Net Expenses	4,667,211
Investment Income—Net	40,275,804
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,397,769)
Net unrealized appreciation (depreciation) on investments	(45,222,806)
Net Realized and Unrealized Gain (Loss) on Investments	(48,620,575)
Net (Decrease) in Net Assets Resulting from Operations	(8,344,771)

See notes to financial statements.

63

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016	[a]
Operations ($):
Investment income—net	40,275,804	52,078,457
Net realized gain (loss) on investments	(3,397,769)	16,298,644
Net unrealized appreciation (depreciation) on investments	(45,222,806)	28,649,215
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,344,771)	97,026,316
Distributions to Shareholders from ($):
Investment income—net:
Investor Shares	(16,088,193)	(23,232,715)
Class I	(27,387,856)	(33,615,027)
Net realized gain on investments:
Investor Shares	(5,093,715)	(4,856,602)
Class I	(6,434,648)	(6,768,417)
Total Distributions	(55,004,412)	(68,472,761)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	214,786,858	373,379,996
Class I	508,333,922	508,202,158
Distributions reinvested:
Investor Shares	20,970,958	27,873,008
Class I	29,825,623	35,904,493
Cost of shares redeemed:
Investor Shares	(820,290,943)	(343,621,877)
Class I	(925,346,555)	(696,109,115)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(971,720,137)	(94,371,337)
Total Increase (Decrease) in Net Assets	(1,035,069,320)	(65,817,782)
Net Assets ($):
Beginning of Period	2,431,616,632	2,497,434,414
End of Period	1,396,547,312	2,431,616,632
Undistributed investment income—net	1,302,389	3,005,153
Capital Share Transactions (Shares):
Investor Shares
Shares sold	20,840,081	35,446,695
Shares issued for distributions reinvested	2,043,464	2,652,454
Shares redeemed	(79,720,111)	(32,639,437)
Net Increase (Decrease) in Shares Outstanding	(56,836,566)	5,459,712
Class I
Shares sold	49,324,881	48,201,043
Shares issued for distributions reinvested	2,900,716	3,417,402
Shares redeemed	(90,223,852)	(66,008,601)
Net Increase (Decrease) in Shares Outstanding	(37,998,255)	(14,390,156)

a On August 31, 2016, the fund redesignated BASIC shares as Class I shares.
See notes to financial statements.

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FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Investor Shares	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	10.57	10.45	10.60	10.62	11.11
Investment Operations:
Investment income—net[a]	.20	.21	.21	.23	.24
Net realized and unrealized gain (loss) on investments	(.16)	.19	(.05)	.14	(.42)
Total from Investment Operations	.04	.40	.16	.37	(.18)
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.23)	(.25)	(.28)
Dividends from net realized gain on investments	(.05)	(.05)	(.08)	(.14)	(.03)
Total Distributions	(.28)	(.28)	(.31)	(.39)	(.31)
Net asset value, end of period	10.33	10.57	10.45	10.60	10.62
Total Return (%)	.39	3.85	1.54	3.62	(1.66)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.41	.41	.41	.41
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	2.01	1.97	2.00	2.22	2.25
Portfolio Turnover Rate[b]	179.26	144.83	150.80	145.11	94.21
Net Assets, end of period ($ x 1,000)	497,586	1,109,787	1,040,129	1,190,994	904,779

a  Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2017, 2016, 2015, 2014 and 2013 were 103.99%, 95.05%, 79.15%, 89.76% and 67.47%, respectively.

See notes to financial statements.

65

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2017	2016[a]	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	10.58	10.46	10.61	10.62	11.12
Investment Operations:
Investment income—net[b]	.23	.23	.24	.26	.27
Net realized and unrealized gain (loss) on investments	(.17)	.20	(.06)	.15	(.43)
Total from Investment Operations	.06	.43	.18	.41	(.16)
Distributions:
Dividends from investment income—net	(.25)	(.26)	(.25)	(.28)	(.31)
Dividends from net realized gain on investments	(.05)	(.05)	(.08)	(.14)	(.03)
Total Distributions	(.30)	(.31)	(.33)	(.42)	(.34)
Net asset value, end of period	10.34	10.58	10.46	10.61	10.62
Total Return (%)	.64	4.11	1.79	3.97	(1.50)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16	.16	.16	.16	.16
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	2.27	2.23	2.24	2.47	2.50
Portfolio Turnover Rate[c]	179.26	144.83	150.80	145.11	94.21
Net Assets, end of period ($ x 1,000)	898,961	1,321,830	1,457,305	1,220,628	1,249,280

a On August 31, 2016, the fund redesignated BASIC shares as Class I shares.

b Based on average shares outstanding.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2017, 2016, 2015, 2014 and 2013 were 103.99%, 95.05%, 79.15%, 89.76% and 67.47%, respectively.

See notes to financial statements.

66

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Class I. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

67

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the

68

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

69

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	7,755,870	-	7,755,870
Commercial Mortgage-Backed	-	17,919,161	-	17,919,161
Corporate Bonds†	-	363,869,818	-	363,869,818
Foreign Government	-	59,465,104	-	59,465,104
Municipal Bonds†	-	7,994,487	-	7,994,487
Registered Investment Companies	138,563,083	-	-	138,563,083
U.S. Government Agencies/ Mortgage-Backed	-	435,334,410	-	435,334,410
U.S. Treasury	-	511,748,870	-	511,748,870
Liabilities ($)
Other Financial Instruments:
TBA Sales Commitments	-	(11,915,469)	-	(11,915,469)

†  See Statement of Investments for additional detailed categorizations.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in

70

a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $32,949 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

71

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,302,389, accumulated capital losses $4,958,001 and unrealized appreciation $16,510,105.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2017. The funds has $4,958,001 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $50,195,532 and $66,839,102, and long-term capital gains $4,808,880 and $1,633,659, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $1,497,481 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

72

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2017, fees reimbursed by Dreyfus amounted to $138,704.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2017, Investor shares were charged $1,839,483 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $178,921 and Distribution Plan fees $106,300, which are offset against an expense reimbursement currently in effect in the amount of $8,454.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period

73

NOTES TO FINANCIAL STATEMENTS (continued)

ended October 31, 2017, amounted to $3,368,482,872 and $4,335,116,346, respectively, of which $1,414,364,372 in purchases and $1,416,655,459 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

To-Be-Announced (“TBA”) Securities: During the period ended October 31, 2017, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

At October 31, 2017, the cost of investments for federal income tax purposes was $1,526,147,088; accordingly, accumulated net unrealized appreciation on investments was $16,503,715, consisting of $27,029,730 gross unrealized appreciation and $10,526,015 gross unrealized depreciation.

74

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, investments in affiliated issuers and TBA Sale Commitments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 89.25% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0210 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0292 as a short-term capital gain dividend paid on December 20, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

77

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

78

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

79

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

80

NOTES

81

For More Information

Dreyfus Bond Market Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DBMIX Class I: DBIRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0310AR1017

Dreyfus Disciplined Stock Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Disciplined Stock Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by George E. DeFina and John C. Bailer, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Disciplined Stock Fund produced a total return of 20.84%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 23.61% for the same period.2

U.S. stocks rose amid improving economic growth prospects and positive investor sentiment in anticipation of business-friendly government reforms. The fund lagged its benchmark, primarily due to disappointing security selections in the consumer discretionary, health care, real estate, telecommunication services, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in stocks, with a focus on large-cap companies.

The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

We use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including: Value, or how a stock is priced relative to its perceived intrinsic worth; Growth, in this case the sustainability or growth or earnings; and Financial Profile, which measures the financial health of the company. The model screens each stock for relative attractiveness within its economic sector and industry and, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

Economic Growth and Investor Sentiment Bolstered Stocks

The unexpected result of the 2016 presidential election energized equity markets as investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending. Although concerns arose in the spring of 2017 regarding the new presidential administration’s ability to implement its business-friendly policy proposals, encouraging economic data—including a declining unemployment rate—continued to support investor confidence, driving broad stock market indices to a series of new highs throughout 2017.

Most market sectors benefited from the market’s broad rise, led by some of the more growth-oriented, economically sensitive market segments. The information technology sector produced especially sharp gains, followed by the materials, utilities, and financials sectors, which modestly outperformed the overall market. Telecommunication services stocks lost ground due to heightened competitive pressures and the perceived risks of rising interest rates. Energy stocks also dipped, particularly during the first half of the reporting period, in response to declining oil and gas prices.

Some Stock Selections Dampened Relative Performance

While the fund participated in most of the Index’s gains, relative returns suffered due to a few disappointing stock selections. In the consumer discretionary area, advertising agency Omnicom and cable television company Comcast both faced intensifying concerns regarding Internet-based competition, while automobile components maker Goodyear Tire & Rubber reported weaker-than-expected sales. In the health care sector, biotechnology firm Celgene declined sharply after reporting

3

DISCUSSION OF FUND PERFORMANCE (continued)

disappointing sales, and pharmaceutical developer Merck & Co. lost value when a promising experimental drug failed in clinical trials.

While the fund benefited from underweighted exposure to the real estate sector, individual holdings of real estate investment trusts (REITs), such as Uniti Group, underperformed market averages due to credit-related pressures. In the telecommunication services sector, overweighted exposure to industry giant AT&T at a time of stiff competition detracted from relative results. Among consumer staples holdings, several food and beverage companies—including Molson Coors Brewing, Kellogg, and Conagra Brands—came under pressure from weak demand and concerns that the entry of Internet retailing giant Amazon.com into the grocery market could undercut industry margins. Other disappointing holdings included oil and gas producer Occidental Petroleum and cosmetics retailer Ulta Beauty.

On a more positive note, the fund enhanced relative returns with favorable stock selections in the financials sector, which generally benefited from improving economic conditions and rising equity markets. Leading performers included banks, such as SunTrust Banks, JPMorgan Chase, and Bank of America; capital markets firms, such as Goldman Sachs and Charles Schwab; insurers, such as Prudential Financial; and diversified financials organizations, such as Voya Financial. Overweighted exposure to the materials sector bolstered performance, as did the fund’s investment in Packaging Corporation of America. Other notably strong performers included payment processor Square.

Investing in an Expanding Economy

Despite the damage caused by recent hurricanes along the Atlantic and Gulf coasts, the U.S. economy has continued to show signs of steady expansion, and a wide range of companies has reported better-than-expected quarterly earnings. We believe that further gains are likely to be supported by pro-growth government policies and positive global macroeconomic developments. We have positioned the fund to benefit from these developments by focusing on attractively valued companies with strong cyclical growth prospects. As of the end of the reporting period, the fund held overweighted exposure to the financials sector, particularly those companies leveraged to a strengthening U.S. economy and industry deregulation. Other areas of emphasis include the materials, energy, and information technology sectors. In contrast, the fund held comparatively little exposure to the consumer staples, consumer discretionary, health care, real estate, and utilities sectors.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock Fund and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/17
	1 Year	5 Years	10 Years
Fund	20.84%	13.15%	5.75%
S&P 500® Index	23.61%	15.17%	7.51%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

Expenses paid per $1,000†	$5.20
Ending value (after expenses)	$1,064.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

Expenses paid per $1,000†	$5.09
Ending value (after expenses)	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2017

Description	Shares		Value ($)
Common Stocks - 97.9%
Automobiles & Components - 1.0%
Goodyear Tire & Rubber	197,268		6,034,428
Banks - 10.3%
Bank of America	449,423		12,309,696
Citigroup	224,620		16,509,570
JPMorgan Chase & Co.	261,610		26,320,582
SunTrust Banks	104,149		6,270,811
			61,410,659
Capital Goods - 8.4%
Honeywell International	62,882		9,065,069
L3 Technologies	36,981		6,922,104
Quanta Services	243,677	[a]	9,193,933
Raytheon	62,386		11,241,957
United Technologies	114,040		13,657,430
			50,080,493
Consumer Durables & Apparel - .5%
Newell Brands	78,771		3,212,281
Consumer Services - .7%
Las Vegas Sands	70,472		4,466,515
Diversified Financials - 8.1%
American Express	70,511		6,735,211
Ameriprise Financial	32,416		5,074,401
Berkshire Hathaway, Cl. B	60,171	[a]	11,248,367
Goldman Sachs Group	32,742		7,939,280
Synchrony Financial	264,056		8,613,507
Voya Financial	213,958		8,592,553
			48,203,319
Energy - 6.6%
EOG Resources	84,586		8,447,604
Occidental Petroleum	283,918		18,332,585
Phillips 66	79,820		7,270,006
Schlumberger	90,020		5,761,280
			39,811,475
Food & Staples Retailing - 1.4%
Costco Wholesale	51,572		8,307,218
Food, Beverage & Tobacco - 3.3%
Conagra Brands	176,851		6,041,230
Kellogg	128,604	[b]	8,041,608
PepsiCo	53,579		5,906,013
			19,988,851
Health Care Equipment & Services - 3.8%
Aetna	57,266		9,736,938

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Health Care Equipment & Services - 3.8% (continued)
AmerisourceBergen	53,747		4,135,832
UnitedHealth Group	42,470		8,928,043
			22,800,813
Insurance - 3.2%
American International Group	78,255		5,056,056
Hartford Financial Services Group	87,684		4,827,004
Prudential Financial	81,815		9,037,285
			18,920,345
Materials - 4.7%
DowDuPont	124,690		9,016,334
Newmont Mining	174,878		6,323,588
Packaging Corporation of America	50,841		5,911,283
Vulcan Materials	55,390		6,743,733
			27,994,938
Media - 2.5%
Comcast, Cl. A	206,037		7,423,513
Omnicom Group	108,620		7,298,178
			14,721,691
Pharmaceuticals, Biotechnology & Life Sciences - 7.6%
Biogen	11,718	[a]	3,652,032
Celgene	68,255	[a]	6,891,707
Gilead Sciences	55,956		4,194,462
Johnson & Johnson	128,296		17,885,745
Merck & Co.	54,571		3,006,316
Pfizer	287,676		10,085,921
			45,716,183
Real Estate - 1.3%
Lamar Advertising, Cl. A	67,337	[b,c]	4,743,218
Uniti Group	182,742	[b,c]	3,197,985
			7,941,203
Retailing - 4.3%
Amazon.com	12,075	[a]	13,346,256
Home Depot	40,731		6,752,385
Priceline Group	3,071	[a]	5,871,629
			25,970,270
Semiconductors & Semiconductor Equipment - 3.1%
Microchip Technology	49,615	[b]	4,703,502
Texas Instruments	146,004		14,117,127
			18,820,629
Software & Services - 13.2%
Alphabet, Cl. C	24,283	[a]	24,687,069
Facebook, Cl. A	78,191	[a]	14,079,071
First Data, Cl. A	319,468	[a]	5,689,725

8

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Software & Services - 13.2% (continued)
Fortinet	101,188	[a]	3,987,819
Oracle	209,425		10,659,733
PayPal Holdings	63,791	[a]	4,628,675
Splunk	51,953	[a]	3,496,437
Square, Cl. A	188,183	[a]	6,998,526
Teradata	137,730	[a,b]	4,607,069
			78,834,124
Technology Hardware & Equipment - 7.9%
Apple	175,910		29,735,826
Cisco Systems	510,330		17,427,770
			47,163,596
Telecommunication Services - 2.8%
AT&T	491,588		16,541,936
Transportation - 1.0%
Delta Air Lines	114,788		5,742,844
Utilities - 2.2%
FirstEnergy	278,769		9,185,439
NRG Yield, Cl. C	219,097	[b]	4,075,204
			13,260,643
Total Common Stocks (cost $454,868,043)			585,944,454

Other Investment - 1.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,300,069)	9,300,069	[d]	9,300,069

Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $7,357,140)	7,357,140	[d]	7,357,140
Total Investments (cost $471,525,252)	100.7%		602,601,663
Liabilities, Less Cash and Receivables	(.7%)		(4,416,418)
Net Assets	100.0%		598,185,245

aNon-income producing security.

bSecurity, or portion thereof, on loan. At October 31, 2017, the value of the fund’s securities on loan was $18,937,868 and the value of the collateral held by the fund was $21,542,823, consisting of cash collateral of $7,357,140 and U.S. Government & Agency securities valued at $14,185,683.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	13.2
Banks	10.3
Capital Goods	8.4
Diversified Financials	8.1
Technology Hardware & Equipment	7.9
Pharmaceuticals, Biotech & Life Sciences	7.6
Energy	6.6
Materials	4.7
Retailing	4.3
Health Care Equipment & Services	3.8
Food, Beverage & Tobacco	3.3
Insurance	3.2
Semiconductors & Semiconductor Equipment	3.1
Money Market Investments	2.8
Telecommunication Services	2.8
Media	2.5
Utilities	2.2
Food & Staples Retailing	1.4
Real Estate	1.3
Automobiles & Components	1.0
Transportation	1.0
Consumer Services	.7
Consumer Durables & Apparel	.5
100.7

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	2,736,804	86,567,097	81,946,761	7,357,140	1.2	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,059,135	112,766,439	106,525,505	9,300,069	1.6	24,088
Total	5,795,939	199,333,536	188,472,266	16,657,209	2.8	24,088

11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,937,868)—Note 1(b):
Unaffiliated issuers	454,868,043	585,944,454
Affiliated issuers	16,657,209	16,657,209
Cash		29,213
Receivable for investment securities sold		5,720,982
Dividends and securities lending income receivable		477,488
Receivable for shares of Common Stock subscribed		20,215
		608,849,561
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		504,069
Liability for securities on loan—Note 1(b)		7,357,140
Payable for investment securities purchased		2,644,470
Payable for shares of Common Stock redeemed		157,890
Accrued expenses		747
		10,664,316
Net Assets ($)		598,185,245
Composition of Net Assets ($):
Paid-in capital		411,019,396
Accumulated undistributed investment income—net		1,887,354
Accumulated net realized gain (loss) on investments		54,202,084
Accumulated net unrealized appreciation (depreciation) on investments		131,076,411
Net Assets ($)		598,185,245
Shares Outstanding
(245 million shares of $.001 par value Common Stock authorized)		15,621,776
Net Asset Value Per Share ($)		38.29

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	11,792,644
Affiliated issuers	24,088
Income from securities lending—Note 1(b)	30,761
Total Income	11,847,493
Expenses:
Management fee—Note 3(a)	5,282,819
Distribution fees—Note 3(b)	586,980
Directors’ fees—Note 3(a,c)	42,458
Loan commitment fees—Note 2	18,665
Interest expense—Note 2	237
Total Expenses	5,931,159
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(42,458)
Net Expenses	5,888,701
Investment Income—Net	5,958,792
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,974,431
Net unrealized appreciation (depreciation) on investments	48,226,593
Net Realized and Unrealized Gain (Loss) on Investments	103,201,024
Net Increase in Net Assets Resulting from Operations	109,159,816

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	5,958,792	6,156,644
Net realized gain (loss) on investments	54,974,431	11,166,719
Net unrealized appreciation (depreciation) on investments	48,226,593	(1,023,994)
Net Increase (Decrease) in Net Assets Resulting from Operations	109,159,816	16,299,369
Distributions to Shareholders from ($):
Investment income—net	(5,851,063)	(5,991,812)
Net realized gain on investments	(11,449,855)	(57,360,591)
Total Distributions	(17,300,918)	(63,352,403)
Capital Stock Transactions ($):
Net proceeds from shares sold	19,011,992	17,742,585
Distributions reinvested	16,576,319	60,883,553
Cost of shares redeemed	(67,559,365)	(58,239,800)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(31,971,054)	20,386,338
Total Increase (Decrease) in Net Assets	59,887,844	(26,666,696)
Net Assets ($):
Beginning of Period	538,297,401	564,964,097
End of Period	598,185,245	538,297,401
Undistributed investment income—net	1,887,354	1,884,205
Capital Share Transactions (Shares):
Shares sold	538,395	556,573
Shares issued for distributions reinvested	488,454	1,919,268
Shares redeemed	(1,877,034)	(1,813,693)
Net Increase (Decrease) in Shares Outstanding	(850,185)	662,148

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	32.68	35.74	37.63	40.23	32.56
Investment Operations:
Investment income—net[a]	.37	.37	.32	.24	.32
Net realized and unrealized gain (loss) on investments	6.30	.60	1.96	3.86	7.67
Total from Investment Operations	6.67	.97	2.28	4.10	7.99
Distributions:
Dividends from investment income—net	(.36)	(.37)	(.30)	(.24)	(.32)
Dividends from net realized gain on investments	(.70)	(3.66)	(3.87)	(6.46)	–
Total Distributions	(1.06)	(4.03)	(4.17)	(6.70)	(.32)
Net asset value, end of period	38.29	32.68	35.74	37.63	40.23
Total Return (%)	20.84	3.15	6.62	11.91	24.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets	1.02	1.15	.90	.65	.90
Portfolio Turnover Rate	55.38	49.27	65.96	69.22	118.87
Net Assets, end of period ($ x 1,000)	598,185	538,297	564,964	588,912	584,025

a Based on average shares outstanding.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

17

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Domestic Common Stocks†	585,944,454	–	–	585,944,454
Registered Investment Companies	16,657,209	–	–	16,657,209

† See Statement of Investments for additional detailed categorizations.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at

18

least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $5,714 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,037,140, undistributed capital gains $43,727,529 and unrealized appreciation $130,401,180.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $5,851,063 and $6,037,227, and long-term capital gains $11,449,855 and $57,315,176, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $104,580 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $11,200 with a related weighted average annualized interest rate of 2.12%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually

20

obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2017, fees reimbursed by Dreyfus amounted to $42,458.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of its average daily net assets to compensate BNY Mellon and Dreyfus for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2017, the fund was charged $586,980 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $457,039 and Distribution Plan fees $50,782, which are offset against an expense reimbursement currently in effect in the amount of $3,752.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2017, amounted to $321,312,200 and $371,512,585, respectively.

At October 31, 2017, the cost of investments for federal income tax purposes was $472,200,483; accordingly, accumulated net unrealized appreciation on investments was $130,401,180, consisting of $137,546,658 gross unrealized appreciation and $7,145,478 gross unrealized depreciation.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and investments in affiliated issuers, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $5,851,063 as ordinary income dividends paid during the year ended October 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 78.52% of ordinary income dividends paid during the year ended October 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6968 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

23

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

24

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort Emeritus Board Member

25

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

26

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

27

NOTES

28

NOTES

29

For More Information

Dreyfus Disciplined Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DDSTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0728AR1017

Dreyfus Institutional S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Institutional S&P 500 Stock Index Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Institutional S&P 500 Index Fund produced a total return of 23.42%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 23.61% for the same period.2,3

Large-cap stocks gained ground amid better-than-expected corporate earnings, improving global economic prospects, and expectations of more stimulative U.S. government policies. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index by generally investing at least 95% of its total assets in common stocks included in the Index. To replicate index performance, the fund’s portfolio managers use a passive management approach and generally purchase all of the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general.

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized in late 2016 when investors began to anticipate more robust economic growth stemming from lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. While concerns about the new presidential administration’s ability to implement its business-friendly policy proposals slowed the market’s advance in the spring, most broad measures of stock market performance quickly erased those losses and reached new all-time highs over the summer and into the fall.

The market’s advance was supported throughout the reporting period by measured, well-telegraphed shifts in monetary policy from the Federal Reserve Board (the “Fed”). Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Fed’s gradual approach to withdrawing economic stimulus—including three short-term interest-rate hikes and the start of balance-sheet reduction—was received calmly by investors, who focused on rising corporate earnings and improving business conditions.

Technology Stocks Led the Market’s Advance

The Index’s robust results over the reporting period were largely driven by earnings growth in the information technology sector. Ongoing trends in favor of cloud computing, e-commerce, digital advertising, and mobile communications helped support revenues and earnings for a variety of large technology companies, most notably industry leaders such as Apple, Amazon.com, Facebook, Microsoft, and Alphabet (the parent of Google). Some of these industry giants moved

3

DISCUSSION OF FUND PERFORMANCE (continued)

into new lines of business, disrupting other areas, such as retail sales. Technological innovations also generated robust demand for semiconductor companies, which further benefited from renewed pricing power in a consolidating industry.

The financials sector also produced impressive results. Higher short-term interest rates helped banks and capital market firms expand their lending margins and currency-trading revenues. Deregulation of the financials sector helped boost profits further, and the previous cost-cutting efforts of many financial institutions positioned them well for the 2017 upturn.

Despite uncertainty surrounding government efforts to repeal and replace the Affordable Care Act, the health care sector posted strong gains over the reporting period. Indeed, Congress’s inability to repeal Obamacare helped support the outlook for a number of hospital operators and insurers. Moreover, concerns waned regarding government intervention to control drug costs, removing an impediment to gains among large biotechnology firms and pharmaceutical developers. Finally, the industry has been successful in obtaining regulatory approval of a record number of new drugs so far in 2017, further bolstering their prospects in the eyes of investors. Very large drug companies with diversified revenue sources fared especially well.

Only the telecommunication services sector posted negative absolute returns over the reporting period. Comprised of just four companies, the Index’s telecommunications components confronted challenges presented by “cord cutting” when more customers disconnected landlines and replaced cable television with Internet-based entertainment services. The energy sector posted a mildly positive return, as low oil prices early in the reporting period, reduced production volumes, and heavy debt burdens weighed on drilling equipment and oil service providers.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. and global economic recoveries appear to have gained momentum, and corporate earnings have continued to exceed many analysts’ expectations. However, the market’s currently constructive conditions could be undermined by unexpected political and economic developments. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2017

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Institutional S&P 500 Stock Index Fund Class I shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in the Class I shares of Dreyfus Institutional S&P 500 Stock Index Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index  is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/17
	1 Year	5 Years	10 Years
Fund	23.42%	14.96%	7.35%
S&P 500® Index	23.61%	15.17%	7.51%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional S&P 500 Stock Index Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

Expenses paid per $1,000†	$1.05
Ending value (after expenses)	$1,090.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2017

Description	Shares	Value ($)
Common Stocks - 99.2%
Automobiles & Components - .7%
BorgWarner	24,741	1,304,346
Delphi Automotive	31,350	3,115,563
Ford Motor	459,004	5,631,979
General Motors	154,705	6,649,221
Goodyear Tire & Rubber	30,580	935,442
Harley-Davidson	20,228	957,594
		18,594,145
Banks - 6.5%
Bank of America	1,154,977	31,634,820
BB&T	94,374	4,646,976
Citigroup	320,603	23,564,320
Citizens Financial Group	59,927	2,277,825
Comerica	20,522	1,612,414
Fifth Third Bancorp	88,440	2,555,916
Huntington Bancshares	126,675	1,748,115
JPMorgan Chase & Co.	414,103	41,662,903
KeyCorp	126,664	2,311,618
M&T Bank	18,116	3,021,205
People's United Financial	39,915	744,814
PNC Financial Services Group	56,396	7,714,409
Regions Financial	144,206	2,232,309
SunTrust Banks	57,517	3,463,099
U.S. Bancorp	186,976	10,167,755
Wells Fargo & Co.	525,479	29,500,391
Zions Bancorporation	24,489	1,137,759
		169,996,648
Capital Goods - 7.3%
3M	70,271	16,175,681
A.O. Smith	17,309	1,024,693
Acuity Brands	5,158	862,418
Allegion	10,915	910,202
AMETEK	27,980	1,888,370
Arconic	46,112	1,158,333
Boeing	65,382	16,867,248
Caterpillar	69,374	9,420,989
Cummins	18,448	3,263,082
Deere & Co.	37,199	4,943,003
Dover	17,812	1,700,868
Eaton	52,637	4,212,013
Emerson Electric	75,634	4,875,368
Fastenal	33,976	1,595,853

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 7.3% (continued)
Flowserve	15,568		686,082
Fluor	16,313		702,927
Fortive	35,434		2,560,461
Fortune Brands Home & Security	17,913		1,183,333
General Dynamics	32,790		6,655,714
General Electric	1,018,368		20,530,299
Honeywell International	89,549		12,909,384
Illinois Tool Works	36,466		5,707,658
Ingersoll-Rand	29,794		2,639,748
Jacobs Engineering Group	13,540		788,163
Johnson Controls International	109,595		4,536,137
L3 Technologies	8,749		1,637,638
Lockheed Martin	29,318		9,034,635
Masco	37,360		1,487,675
Northrop Grumman	20,705		6,118,949
PACCAR	40,477		2,903,415
Parker-Hannifin	15,904		2,904,229
Pentair	20,191		1,422,658
Quanta Services	18,757	[a]	707,702
Raytheon	34,219		6,166,264
Rockwell Automation	14,851		2,982,378
Rockwell Collins	19,028		2,580,197
Roper Technologies	11,983		3,093,651
Snap-on	6,697		1,056,653
Stanley Black & Decker	17,596		2,842,634
Textron	30,596		1,613,633
TransDigm Group	5,682		1,576,755
United Rentals	10,489	[a]	1,483,984
United Technologies	88,076		10,547,982
W.W. Grainger	6,314		1,248,278
Xylem	21,337		1,419,551
			190,626,888
Commercial & Professional Services - .6%
Cintas	9,629		1,435,106
Equifax	14,036		1,523,327
IHS Markit	42,035	[a]	1,791,111
Nielsen Holdings	38,439		1,424,934
Republic Services	26,636		1,733,205
Robert Half International	15,886		822,418
Stericycle	9,959	[a]	705,595
Verisk Analytics	18,576	[a]	1,579,889
Waste Management	47,065		3,867,331
			14,882,916

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Consumer Durables & Apparel - 1.1%
D.R. Horton	39,678		1,754,164
Garmin	12,681		717,871
Hanesbrands	42,437		954,833
Hasbro	12,834		1,188,300
Leggett & Platt	15,369		726,339
Lennar, Cl. A	23,655		1,316,874
Mattel	41,279		582,859
Michael Kors Holdings	18,080	[a]	882,485
Mohawk Industries	7,448	[a]	1,949,588
Newell Brands	56,780		2,315,488
NIKE, Cl. B	154,655		8,504,478
PulteGroup	33,981		1,027,246
PVH	9,698		1,229,803
Ralph Lauren	6,213		555,629
Tapestry	33,701		1,380,056
Under Armour, Cl. A	21,071	[a]	263,809
Under Armour, Cl. C	21,223	[a]	244,701
VF	37,820		2,634,163
Whirlpool	8,572		1,405,208
			29,633,894
Consumer Services - 1.9%
Carnival	48,127		3,195,152
Chipotle Mexican Grill	2,980	[a]	810,262
Darden Restaurants	14,684		1,208,053
H&R Block	24,623		609,173
Hilton Worldwide Holdings	24,084		1,740,792
Marriott International, Cl. A	37,005		4,421,357
McDonald's	95,304		15,907,191
MGM Resorts International	60,362		1,892,349
Norwegian Cruise Line Holdings	20,912	[a]	1,165,844
Royal Caribbean Cruises	20,061		2,482,950
Starbucks	170,460		9,348,026
Wyndham Worldwide	12,415		1,326,543
Wynn Resorts	9,545		1,407,792
Yum! Brands	40,347		3,003,834
			48,519,318
Diversified Financials - 5.4%
Affiliated Managers Group	6,317		1,178,121
American Express	86,492		8,261,716
Ameriprise Financial	17,710		2,772,323
Bank of New York Mellon	121,883		6,270,880
Berkshire Hathaway, Cl. B	225,830	[a]	42,216,660
BlackRock	14,522		6,837,393

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Diversified Financials - 5.4% (continued)
Capital One Financial	56,438		5,202,455
Cboe Global Markets	13,022		1,472,267
Charles Schwab	142,192		6,375,889
CME Group	39,872		5,469,242
Discover Financial Services	43,917		2,921,798
E*TRADE Financial	33,068	[a]	1,441,434
Franklin Resources	40,655		1,712,795
Goldman Sachs Group	42,384		10,277,272
Intercontinental Exchange	69,004		4,561,164
Invesco	46,517		1,664,843
Leucadia National	37,542		949,813
Moody's	20,056		2,856,175
Morgan Stanley	166,467		8,323,350
Nasdaq	13,757		999,446
Navient	34,765		433,172
Northern Trust	25,141		2,351,186
Raymond James Financial	14,966		1,268,817
S&P Global	30,556		4,781,097
State Street	43,776		4,027,392
Synchrony Financial	88,227		2,877,965
T. Rowe Price Group	28,518		2,649,322
			140,153,987
Energy - 5.9%
Anadarko Petroleum	65,274		3,222,577
Andeavor	17,725		1,883,104
Apache	45,144		1,867,607
Baker Hughes	49,477		1,555,062
Cabot Oil & Gas	53,938		1,494,083
Chesapeake Energy	86,337	[a]	336,714
Chevron	222,599		25,796,998
Cimarex Energy	11,163		1,305,290
Concho Resources	17,042	[a]	2,287,207
ConocoPhillips	143,255		7,327,493
Devon Energy	62,028		2,288,833
EOG Resources	67,285		6,719,753
EQT	20,360		1,273,314
Exxon Mobil	498,043		41,511,884
Halliburton	101,480		4,337,255
Helmerich & Payne	12,737		691,746
Hess	31,152		1,375,672
Kinder Morgan	225,819		4,089,582
Marathon Oil	99,178		1,410,311
Marathon Petroleum	61,160		3,653,698

10

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Energy - 5.9% (continued)
National Oilwell Varco	45,195		1,545,217
Newfield Exploration	23,294	[a]	717,222
Noble Energy	56,716		1,580,675
Occidental Petroleum	89,746		5,794,899
ONEOK	44,654		2,423,373
Phillips 66	51,519		4,692,351
Pioneer Natural Resources	19,985		2,991,155
Range Resources	21,926		397,080
Schlumberger	162,608		10,406,912
TechnipFMC	54,447		1,491,303
Valero Energy	52,053		4,106,461
Williams Cos.	96,559		2,751,931
			153,326,762
Food & Staples Retailing - 1.7%
Costco Wholesale	51,415		8,281,928
CVS Health	119,606		8,196,599
Kroger	105,890		2,191,923
Sysco	57,271		3,185,413
Walgreens Boots Alliance	107,597		7,130,453
Wal-Mart Stores	172,231		15,037,489
			44,023,805
Food, Beverage & Tobacco - 4.5%
Altria Group	225,691		14,493,876
Archer-Daniels-Midland	67,276		2,749,570
Brown-Forman, Cl. B	22,709		1,294,867
Campbell Soup	22,592		1,070,183
Coca-Cola	451,488		20,759,418
Conagra Brands	47,747		1,631,038
Constellation Brands, Cl. A	20,335		4,455,195
Dr Pepper Snapple Group	22,203		1,901,909
General Mills	67,870		3,523,810
Hershey	16,754		1,778,940
Hormel Foods	32,350		1,008,026
J.M. Smucker	13,260		1,406,223
Kellogg	29,440		1,840,883
Kraft Heinz	70,028		5,415,265
McCormick & Co.	13,623		1,355,897
Molson Coors Brewing, Cl. B	21,789		1,762,076
Mondelez International, Cl. A	178,585		7,398,777
Monster Beverage	48,509	[a]	2,810,126
PepsiCo	167,407		18,453,274
Philip Morris International	182,429		19,089,371

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Food, Beverage & Tobacco - 4.5% (continued)
Tyson Foods, Cl. A	34,037		2,481,638
			116,680,362
Health Care Equipment & Services - 5.6%
Abbott Laboratories	203,799		11,052,020
Aetna	38,906		6,615,187
Align Technology	8,879	[a]	2,121,903
AmerisourceBergen	19,105		1,470,130
Anthem	30,952		6,475,468
Baxter International	58,635		3,780,198
Becton Dickinson & Co.	26,443		5,517,861
Boston Scientific	160,683	[a]	4,521,620
C.R. Bard	8,479		2,773,227
Cardinal Health	36,798		2,277,796
Centene	20,024	[a]	1,875,648
Cerner	36,822	[a]	2,486,221
Cigna	29,663		5,850,137
Cooper	5,674		1,363,235
Danaher	71,435		6,591,307
DaVita	18,380	[a]	1,116,401
Dentsply Sirona	26,496		1,618,111
Edwards Lifesciences	24,479	[a]	2,502,488
Envision Healthcare	13,638	[a]	580,979
Express Scripts Holding	68,075	[a]	4,172,317
HCA Healthcare	34,102	[a]	2,579,816
Henry Schein	18,683	[a]	1,468,484
Hologic	32,196	[a]	1,218,619
Humana	17,036		4,350,143
IDEXX Laboratories	10,480	[a]	1,741,462
Intuitive Surgical	12,996	[a]	4,878,179
Laboratory Corporation of America Holdings	12,108	[a]	1,861,121
McKesson	24,796		3,418,872
Medtronic	159,366		12,832,150
Patterson	10,426		385,762
Quest Diagnostics	15,773		1,479,192
ResMed	16,702		1,405,974
Stryker	37,596		5,822,493
UnitedHealth Group	113,605		23,882,043
Universal Health Services, Cl. B	10,917		1,121,176
Varian Medical Systems	11,186	[a]	1,165,469
Zimmer Biomet Holdings	23,614		2,871,935
			147,245,144

12

Description	Shares	Value ($)
Common Stocks - 99.2% (continued)
Household & Personal Products - 1.7%
Church & Dwight	30,756	1,389,249
Clorox	15,112	1,912,121
Colgate-Palmolive	103,499	7,291,505
Coty, Cl. A	56,145	864,633
Estee Lauder, Cl. A	26,255	2,935,572
Kimberly-Clark	41,698	4,691,442
Procter & Gamble	300,596	25,953,459
		45,037,981
Insurance - 2.7%
Aflac	47,410	3,977,225
Allstate	42,963	4,032,507
American International Group	105,829	6,837,612
Aon	29,979	4,299,888
Arthur J. Gallagher & Co.	20,757	1,314,541
Assurant	6,253	629,364
Brighthouse Financial	11,604	721,537
Chubb	54,554	8,227,834
Cincinnati Financial	17,569	1,232,817
Everest Re Group	4,827	1,146,171
Hartford Financial Services Group	44,373	2,442,734
Lincoln National	26,681	2,021,886
Loews	32,725	1,620,215
Marsh & McLennan	61,285	4,959,795
MetLife	125,187	6,707,519
Principal Financial Group	30,645	2,017,973
Progressive	68,469	3,331,017
Prudential Financial	50,683	5,598,444
Torchmark	13,145	1,105,889
Travelers	32,525	4,307,936
Unum Group	26,506	1,379,372
Willis Towers Watson	15,676	2,525,090
XL Group	31,053	1,256,715
		71,694,081
Materials - 3.0%
Air Products & Chemicals	25,206	4,018,593
Albemarle	13,320	1,876,655
Avery Dennison	10,332	1,096,948
Ball	40,680	1,746,392
CF Industries Holdings	26,623	1,011,142
DowDuPont	272,803	19,726,385
Eastman Chemical	17,362	1,576,643
Ecolab	30,384	3,969,973
FMC	15,415	1,431,437

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Materials - 3.0% (continued)
Freeport-McMoRan	158,924	[a]	2,221,758
International Flavors & Fragrances	9,492		1,399,311
International Paper	48,026		2,750,449
LyondellBasell Industries, Cl. A	38,270		3,962,093
Martin Marietta Materials	7,216		1,564,790
Monsanto	51,351		6,218,606
Mosaic	41,220		920,855
Newmont Mining	62,305		2,252,949
Nucor	37,871		2,190,080
Packaging Corporation of America	11,090		1,289,434
PPG Industries	30,289		3,520,793
Praxair	33,542		4,901,157
Sealed Air	22,145		979,473
Sherwin-Williams	9,464		3,739,700
Vulcan Materials	15,434		1,879,089
WestRock	28,538		1,750,220
			77,994,925
Media - 2.6%
CBS, Cl. B	43,866		2,461,760
Charter Communications, Cl. A	23,724	[a]	7,927,849
Comcast, Cl. A	553,185		19,931,256
Discovery Communications, Cl. A	18,226	[a]	344,107
Discovery Communications, Cl. C	27,357	[a]	487,228
DISH Network, Cl. A	26,473	[a]	1,284,999
Interpublic Group of Companies	45,164		869,407
News Corp., Cl. A	45,011		614,850
News Corp., Cl. B	11,872		165,021
Omnicom Group	27,950		1,877,960
Scripps Networks Interactive, Cl. A	10,551		878,687
Time Warner	91,073		8,951,565
Twenty-First Century Fox, Cl. A	123,125		3,219,719
Twenty-First Century Fox, Cl. B	52,066		1,325,080
Viacom, Cl. B	41,224		990,613
Walt Disney	180,825		17,686,493
			69,016,594
Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
AbbVie	187,169		16,892,002
Agilent Technologies	37,082		2,522,688
Alexion Pharmaceuticals	26,360	[a]	3,154,238
Allergan	39,196		6,946,707
Amgen	85,835		15,040,009
Biogen	24,880	[a]	7,754,101
Bristol-Myers Squibb	193,886		11,955,011

14

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 8.3% (continued)
Celgene	91,709	[a]	9,259,858
Eli Lilly & Co.	113,758		9,321,331
Gilead Sciences	153,420		11,500,363
Illumina	17,317	[a]	3,553,275
Incyte	20,484	[a]	2,319,813
Johnson & Johnson	315,632		44,002,257
Merck & Co.	321,753		17,725,373
Mettler-Toledo International	3,031	[a]	2,069,052
Mylan	61,933	[a]	2,211,627
PerkinElmer	13,589		982,756
Perrigo	16,235		1,314,873
Pfizer	701,214		24,584,563
Quintiles IMS Holdings	17,612	[a]	1,903,857
Regeneron Pharmaceuticals	8,933	[a]	3,596,604
Thermo Fisher Scientific	46,891		9,088,883
Vertex Pharmaceuticals	29,408	[a]	4,300,332
Waters	9,107	[a]	1,785,427
Zoetis	57,903		3,695,369
			217,480,369
Real Estate - 2.9%
Alexandria Real Estate Equities	10,606	[b]	1,314,720
American Tower	50,025	[b]	7,187,092
Apartment Investment & Management, Cl. A	17,503	[b]	769,782
AvalonBay Communities	16,273	[b]	2,950,783
Boston Properties	18,205	[b]	2,206,082
CBRE Group, Cl. A	35,079	[a,b]	1,379,306
Crown Castle International	47,317	[b]	5,066,704
Digital Realty Trust	23,383	[b]	2,769,483
Duke Realty	41,806	[b]	1,190,635
Equinix	9,110	[b]	4,222,485
Equity Residential	43,309	[b]	2,912,963
Essex Property Trust	7,762	[b]	2,036,982
Extra Space Storage	14,470	[b]	1,180,607
Federal Realty Investment Trust	8,139	[b]	980,912
GGP	73,026	[b]	1,421,086
HCP	55,243	[b]	1,427,479
Host Hotels & Resorts	88,029	[b]	1,721,847
Iron Mountain	30,755	[b]	1,230,200
Kimco Realty	49,962	[b]	907,310
Macerich	12,973	[b]	708,326
Mid-America Apartment Communities	13,222	[b]	1,353,272

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Real Estate - 2.9% (continued)
Prologis	62,509	[b]	4,036,831
Public Storage	17,263	[b]	3,577,757
Realty Income	31,650	[b]	1,698,655
Regency Centers	17,064	[b]	1,050,289
SBA Communications	14,248	[a,b]	2,239,501
Simon Property Group	36,769	[b]	5,711,329
SL Green Realty	12,009	[b]	1,149,021
UDR	30,697	[b]	1,190,737
Ventas	41,449	[b]	2,600,925
Vornado Realty Trust	19,724	[b]	1,476,539
Welltower	42,266	[b]	2,830,131
Weyerhaeuser	89,218	[b]	3,203,818
			75,703,589
Retailing - 5.4%
Advance Auto Parts	8,575		700,921
Amazon.com	46,838	[a]	51,769,105
AutoZone	3,377	[a]	1,990,741
Best Buy	31,561		1,766,785
CarMax	21,677	[a]	1,627,943
Dollar General	29,890		2,416,308
Dollar Tree	27,650	[a]	2,523,062
Expedia	14,192		1,769,175
Foot Locker	16,184		486,815
Gap	24,092		626,151
Genuine Parts	17,382		1,533,614
Home Depot	138,769		23,005,125
Kohl's	20,288		847,227
L Brands	28,761		1,237,873
LKQ	36,170	[a]	1,363,247
Lowe's	99,454		7,951,347
Macy's	36,645		687,460
Netflix	50,398	[a]	9,899,679
Nordstrom	14,416		571,594
O'Reilly Automotive	10,404	[a]	2,194,724
Priceline Group	5,767	[a]	11,026,273
Ross Stores	45,868		2,912,159
Signet Jewelers	7,733		507,053
Target	65,744		3,881,526
The TJX Companies	74,925		5,229,765
Tiffany & Co.	12,078		1,130,742
Tractor Supply	15,783		951,084
TripAdvisor	13,142	[a]	492,825

16

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Retailing - 5.4% (continued)
Ulta Beauty	6,713	[a]	1,354,616
			142,454,939
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices	93,481	[a]	1,026,889
Analog Devices	43,018		3,927,543
Applied Materials	125,212		7,065,713
Broadcom	47,696		12,587,451
Intel	553,910		25,197,366
KLA-Tencor	17,863		1,945,102
Lam Research	18,955		3,953,444
Microchip Technology	26,894		2,549,551
Micron Technology	129,877	[a]	5,754,850
NVIDIA	70,442		14,568,110
Qorvo	15,298	[a]	1,159,741
QUALCOMM	172,576		8,803,102
Skyworks Solutions	22,270		2,535,662
Texas Instruments	116,547		11,268,929
Xilinx	30,277		2,231,112
			104,574,565
Software & Services - 14.4%
Accenture, Cl. A	72,957		10,386,159
Activision Blizzard	87,846		5,753,035
Adobe Systems	57,829	[a]	10,129,328
Akamai Technologies	20,955	[a]	1,094,899
Alliance Data Systems	5,763		1,289,356
Alphabet, Cl. A	34,967	[a]	36,122,310
Alphabet, Cl. C	35,435	[a]	36,024,638
ANSYS	10,049	[a]	1,373,799
Autodesk	25,355	[a]	3,168,361
Automatic Data Processing	52,911		6,151,433
CA	37,025		1,198,869
Cadence Design Systems	32,937	[a]	1,421,561
Citrix Systems	17,076	[a]	1,410,648
Cognizant Technology Solutions, Cl. A	69,485		5,257,930
CSRA	18,875		603,811
DXC Technology	33,100		3,029,312
eBay	118,883	[a]	4,474,756
Electronic Arts	36,002	[a]	4,305,839
Facebook, Cl. A	278,543	[a]	50,154,453
Fidelity National Information Services	38,749		3,594,357
Fiserv	25,401	[a]	3,287,651
Gartner	10,551	[a]	1,322,146
Global Payments	18,153		1,887,004

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Software & Services - 14.4% (continued)
International Business Machines	101,743		15,674,527
Intuit	28,347		4,280,964
Mastercard, Cl. A	109,843		16,341,343
Microsoft	906,517		75,404,084
Oracle	354,714		18,054,943
Paychex	37,940		2,420,193
PayPal Holdings	132,540	[a]	9,617,102
Red Hat	20,609	[a]	2,490,185
salesforce.com	80,035	[a]	8,190,782
Symantec	73,404		2,385,630
Synopsys	17,484	[a]	1,512,716
Total System Services	19,870		1,431,633
VeriSign	10,209	[a]	1,097,672
Visa, Cl. A	215,238		23,671,875
Western Union	55,170		1,095,676
			377,110,980
Technology Hardware & Equipment - 5.9%
Amphenol, Cl. A	36,487		3,174,369
Apple	607,670		102,720,537
Cisco Systems	587,442		20,061,144
Corning	106,456		3,333,137
F5 Networks	7,462	[a]	904,917
FLIR Systems	14,984		701,551
Harris	14,479		2,017,214
Hewlett Packard Enterprise	192,608		2,681,103
HP	197,894		4,264,616
Juniper Networks	44,791		1,112,161
Motorola Solutions	19,603		1,774,856
NetApp	31,966		1,419,930
Seagate Technology	35,489		1,312,028
TE Connectivity	41,234		3,751,057
Western Digital	34,529		3,082,404
Xerox	23,773		720,560
			153,031,584
Telecommunication Services - 1.9%
AT&T	722,367		24,307,650
CenturyLink	113,737		2,159,866
Verizon Communications	479,321		22,945,096
			49,412,612
Transportation - 2.1%
Alaska Air Group	14,446		953,869
American Airlines Group	51,714		2,421,249
C.H. Robinson Worldwide	16,672		1,309,252

18

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Transportation - 2.1% (continued)
CSX	107,564		5,424,453
Delta Air Lines	79,070		3,955,872
Expeditors International of Washington	20,427		1,192,528
FedEx	28,706		6,482,102
J.B. Hunt Transport Services	9,851		1,048,048
Kansas City Southern	13,137		1,369,138
Norfolk Southern	33,986		4,466,440
Southwest Airlines	65,376		3,521,151
Union Pacific	94,224		10,910,197
United Continental Holdings	30,713	[a]	1,796,096
United Parcel Service, Cl. B	80,319		9,439,892
			54,290,287
Utilities - 3.1%
AES	76,099		808,932
Alliant Energy	26,925		1,164,776
Ameren	28,640		1,775,394
American Electric Power	57,824		4,302,684
American Water Works	21,031		1,845,681
CenterPoint Energy	51,722		1,529,937
CMS Energy	32,918		1,592,244
Consolidated Edison	35,966		3,094,874
Dominion Energy	75,297		6,109,599
DTE Energy	21,480		2,372,681
Duke Energy	81,828		7,226,231
Edison International	38,843		3,105,498
Entergy	21,149		1,824,313
Eversource Energy	37,912		2,374,808
Exelon	112,352		4,517,674
FirstEnergy	50,138		1,652,047
NextEra Energy	54,766		8,492,564
NiSource	36,736		968,728
NRG Energy	35,826		895,650
PG&E	60,136		3,474,057
Pinnacle West Capital	12,656		1,110,058
PPL	79,352		2,980,461
Public Service Enterprise Group	60,376		2,970,499
SCANA	16,687		719,877
Sempra Energy	29,327		3,445,922
Southern	115,930		6,051,546
WEC Energy Group	37,709		2,541,210

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Utilities - 3.1% (continued)
Xcel Energy	60,563		2,999,080
			81,947,025
Total Common Stocks (cost $1,152,496,232)			2,593,433,400
	Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills
1.02%, 12/7/17 (cost $889,094)	890,000	[c]	889,128

Other Investment - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $17,561,479)	17,561,479	[d]	17,561,479
Total Investments (cost $1,170,946,805)	99.9%		2,611,884,007
Cash and Receivables (Net)	.1%		3,212,159
Net Assets	100.0%		2,615,096,166

aNon-income producing security.

bInvestment in real estate investment trust.

cHeld by or on behalf of a counterparty for open futures contracts.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	14.4
Pharmaceuticals, Biotechnology & Life Sciences	8.3
Capital Goods	7.3
Banks	6.5
Energy	5.9
Technology Hardware & Equipment	5.9
Health Care Equipment & Services	5.6
Retailing	5.4
Diversified Financials	5.4
Food, Beverage & Tobacco	4.5
Semiconductors & Semiconductor Equipment	4.0
Utilities	3.1
Materials	3.0
Real Estate	2.9
Insurance	2.7
Media	2.6
Transportation	2.1
Telecommunication Services	1.9
Consumer Services	1.9
Household & Personal Products	1.7

20

Portfolio Summary (Unaudited) †	Value (%)
Food & Staples Retailing	1.7
Consumer Durables & Apparel	1.1
Automobiles & Components	.7
Short-Term/Money Market Investments	.7
Commercial & Professional Services	.6
99.9

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	32,928,263	315,158,073	330,524,857	17,561,479.7		174,581
Dreyfus Institutional Preferred Money Market Fund, Institutional Shares	6,877,364	84,401,425	91,278,789	-	-	-
Total	39,805,627	399,559,498	421,803,646	17,561,479.7		174,581

See notes to financial statements.

22

STATEMENT OF FUTURES
October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	164	12/2017	20,582,807	21,096,140	513,333
Gross Unrealized Appreciation				513,333

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,153,385,326	2,594,322,528
Affiliated issuers	17,561,479	17,561,479
Cash		1,574,928
Dividends receivable		2,188,152
Receivable for shares of Common Stock subscribed		476,967
Receivable for futures variation margin—Note 4		35,656
Other assets		37,197
		2,616,196,907
Liabilities ($):
Due to The Dreyfus Corporation—Note 3(b)		426,875
Payable for shares of Common Stock redeemed		669,866
Accrued expenses		4,000
		1,100,741
Net Assets ($)		2,615,096,166
Composition of Net Assets ($):
Paid-in capital		1,160,291,573
Accumulated undistributed investment income—net		14,342,889
Accumulated net realized gain (loss) on investments		(988,831)
Accumulated net unrealized appreciation (depreciation) on investments (including $513,333 net unrealized appreciation on futures)		1,441,450,535
Net Assets ($)		2,615,096,166
Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)		50,061,395
Net Asset Value Per Share ($)		52.24

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	50,275,676
Affiliated issuers	174,581
Income from securities lending—Note 1(b)	34,483
Interest	10,269
Total Income	50,495,009
Expenses:
Management fee—Note 3(a)	4,928,050
Directors’ fees—Note 3(a,c)	190,913
Loan commitment fees—Note 2	55,082
Interest expense—Note 2	5,714
Total Expenses	5,179,759
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(190,913)
Net Expenses	4,988,846
Investment Income—Net	45,506,163
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,850,381
Net realized gain (loss) on futures	6,354,553
Net Realized Gain (Loss)	23,204,934
Net unrealized appreciation (depreciation) on investments	441,595,468
Net unrealized appreciation (depreciation) on futures	890,959
Net Unrealized Appreciation (Depreciation)	442,486,427
Net Realized and Unrealized Gain (Loss) on Investments	465,691,361
Net Increase in Net Assets Resulting from Operations	511,197,524

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	45,506,163	43,557,265
Net realized gain (loss) on investments	23,204,934	26,124,045
Net unrealized appreciation (depreciation) on investments	442,486,427	23,590,222
Net Increase (Decrease) in Net Assets Resulting from Operations	511,197,524	93,271,532
Distributions to Shareholders from ($):
Investment income—net	(43,692,370)	(41,839,246)
Net realized gain on investments	(23,419,581)	(14,285,634)
Total Distributions	(67,111,951)	(56,124,880)
Capital Stock Transactions ($):
Net proceeds from shares sold	441,670,667	492,946,022
Distributions reinvested	47,592,208	42,091,827
Cost of shares redeemed	(544,641,017)	(501,560,260)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(55,378,142)	33,477,589
Total Increase (Decrease) in Net Assets	388,707,431	70,624,241
Net Assets ($):
Beginning of Period	2,226,388,735	2,155,764,494
End of Period	2,615,096,166	2,226,388,735
Undistributed investment income—net	14,342,889	13,201,194
Capital Share Transactions (Shares):
Shares sold	9,282,187	11,632,406
Shares issued for distributions reinvested	1,034,299	985,354
Shares redeemed	(11,363,268)	(11,794,982)
Net Increase (Decrease) in Shares Outstanding	(1,046,782)	822,778

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	43.56	42.87	41.56	36.17	29.06
Investment Operations:
Investment income—net[a]	.89	.86	.80	.70	.65
Net realized and unrealized gain (loss) on investments	9.12	.94	1.28	5.39	7.08
Total from Investment Operations	10.01	1.80	2.08	6.09	7.73
Distributions:
Dividends from investment income—net	(.86)	(.83)	(.77)	(.67)	(.62)
Dividends from net realized gain on investments	(.47)	(.28)	-	(.03)	-
Total Distributions	(1.33)	(1.11)	(.77)	(.70)	(.62)
Net asset value, end of period	52.24	43.56	42.87	41.56	36.17
Total Return (%)	23.42	4.28	5.02	17.03	26.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income to average net assets	1.85	2.02	1.88	1.81	2.01
Portfolio Turnover Rate	6.00	5.11	8.71	5.41	3.45
Net Assets, end of period ($ x 1,000)	2,615,096	2,226,389	2,155,764	2,173,843	1,868,831

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

28

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

29

NOTES TO FINANCIAL STATEMENTS (continued)

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	2,573,648,907	-	-	2,573,648,907
Equity Securities—Foreign Common Stocks†	19,784,493	-	-	19,784,493

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Registered Investment Company	17,561,479	-	-	17,561,479
U.S. Treasury	-	889,128	-	889,128
Other Financial Instruments:
Futures††	513,333	-	-	513,333

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $7,486 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

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NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $19,003,648, undistributed capital gains $17,500,008 and unrealized appreciation $1,418,300,937.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $45,171,712 and $44,021,942, and long-term capital gains $21,940,239 and $12,102,938, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $672,098 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

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NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the facilities during the period ended October 31, 2017 was approximately $351,000 with a related weighted average annualized interest rate of 1.63%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2017, fees reimbursed by Dreyfus amounted to $190,913.

(b) The components of “Due to The Dreyfus Corporation” in the Statement of Assets and Liabilities consist of: management fees $442,581, which are offset against an expense reimbursement currently in effect in the amount of $15,706.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2017, amounted to $145,660,106 and $198,592,764, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	32,529,037

At October 31, 2017, the cost of investments for federal income tax purposes was $1,193,583,070; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,418,300,937, consisting of $1,471,293,338 gross unrealized appreciation and $52,992,401 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the

34

leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was executed in a two-step transaction: shares were repurchased by Tribune in a tender offer in June 2007 and then in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases were consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but did not change the legal basis for the claim previously alleged against the Shareholder Defendants.

35

NOTES TO FINANCIAL STATEMENTS (continued)

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL that applied to most, but not all, of the cases in the Tribune MDL. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. On July 22, 2016, the Second Circuit denied both requests for rehearing. On September 9, 2016, Plaintiffs filed a petition for certiorari with the U.S. Supreme Court. A brief in opposition to the petition was filed on behalf of defendants on October 24, 2016. Plaintiffs filed a reply brief on November 4, 2016. As of December 6, 2017, the Supreme Court had not ruled on the petition.

In the FitzSimons case, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014 and briefing was completed in July 2014. On January 9, 2017, Judge Sullivan entered an order granting the “global” motion and dismissing the claim against all the Shareholder Defendants. On February 2, 2017, the plaintiff filed a request to seek leave to appeal with the court. On February 23, 2017, the Court entered an order stating that it would permit the Plaintiff to make an interlocutory appeal of the dismissal of the claim, but only after the Court decided other pending motions to dismiss that do not involve the Shareholder Defendants. As of December 6, 2017, the Court had not decided those other motions.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

36

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional S&P 500 Stock Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, investments in affiliated issuers, and futures, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional S&P 500 Stock Index Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $45,171,712 as ordinary income dividends paid during the year ended October 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 98.00% of ordinary income dividends paid during the year ended October 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also the fund reports the maximum amount allowable but not less than $.4390 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0296 as a short-term capital gain dividend paid on December 28, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

38

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

41

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

42

NOTES

43

NOTES

44

NOTES

45

For More Information

Dreyfus Institutional S&P 500 Stock Index Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0713AR1017

Dreyfus Opportunistic Fixed Income Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Opportunistic Fixed Income Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Fixed Income Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by David Leduc, CFA and Brendan Murphy, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Opportunistic Fixed Income Fund’s Class A shares produced a total return of 6.12%, Class C shares returned 5.34%, Class I shares returned 6.31%, and Class Y shares returned 6.33%.1 In comparison, the Citi One-Month U.S. Treasury Bill Index (the “Index”) achieved a total return of 0.67% for the same period.2

Fixed-income securities across a variety of regional markets produced solidly positive total returns over the reporting period when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth. The fund outperformed the Index, primarily due to its exposure to higher-yielding bond market sectors.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment-grade corporate, mortgage- and asset-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

The fund is managed using a blend of macroeconomic, quantitative and fundamental analysis. Through security selection and tactical allocation across fixed-income asset classes and sectors, countries and currencies, we seek to construct a portfolio comprised of the best opportunities to produce absolute returns with low correlation with, and less volatility than, major markets over the long term.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities to decline. Rates moved higher in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

In 2017, evidence of stronger global economic growth in overseas markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Fed implemented two more increases in the overnight federal funds rate over the first 10 months of the year. In contrast, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike when inflationary pressures remained muted and investors came to realize that some government policy reforms were far from certain. Meanwhile, corporate-backed bonds continued to produce robust returns in an environment of growing corporate earnings.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Allocation Strategy Bolstered Fund Results

The fund’s performance benefited over the reporting period from our sector allocation strategy. Most notably, exposure to investment-grade corporate bonds, asset-backed securities, high yield securities, and emerging-market debt helped the fund participate in their higher yields and the benefits of narrowing yield differences along the market’s credit-quality spectrum. The fund’s performance was further enhanced by our country allocation strategy, in which investments in bonds and currencies in Portugal, Mexico, Argentina, and Brazil fared especially well. Positions in the emerging markets also gained value as commodity prices stabilized, protectionism fears waned, and the U.S. dollar weakened against most other currencies.

In most markets, we maintained the fund’s average duration in a range that was slightly shorter than bond market averages. This positioning helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016, but it mildly constrained the benefits of moderating rates in 2017.

Disappointments proved to be relatively mild during the reporting period. Most notably, the fund’s holdings of inflation-linked bonds in the United States, New Zealand, and Japan lagged other bond market sectors in the low-inflation environment. Despite their recent relative weakness, we believe that inflation-linked securities have become more attractively valued and can provide valuable portfolio protection against unexpected accelerations of inflation.

At times during the reporting period, the fund employed option contracts, futures contracts, and forward contracts to manage its interest-rate and currency exposures.

Positioned for Continued Economic Growth

The global economy has continued to expand, and many analysts expect moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed and other central banks as they move gradually toward less stimulative monetary policies.

Therefore, we have retained a generally defensive investment posture, including relatively low durations in markets where interest rates seem poised to rise, such as the Eurozone and the United Kingdom. On the other hand, we have maintained the fund’s emphasis on

4

higher-yielding bond market sectors, including corporate- and asset-backed securities, that could continue to benefit from improving global business conditions.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2018, at which time it may be extended, modified, or terminated. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The Citi One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The Citi One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Opportunistic Fixed Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Citi One-Month U.S. Treasury Bill Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Opportunistic fixed Income Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index consists of the last one-month Treasury bill month-end rates. The Index measures returns equivalent of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	7/11/06	1.36%	0.14%		3.33%
without sales charge	7/11/06	6.12%	1.07%		3.81%
Class C shares
with applicable redemption charge †	7/11/06	4.34%	0.32%		3.03%
without redemption	7/11/06	5.34%	0.32%		3.03%
Class I shares	7/11/06	6.31%	1.32%		4.07%
Class Y shares	7/1/13	6.33%	1.32%	††	3.94%	††
Citi One-Month U.S. Treasury Bill Index		0.67%	0.18%		0.32%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.59	$8.39	$3.31	$3.31
Ending value (after expenses)	$1,021.70	$1,018.00	$1,022.20	$1,022.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.58	$8.39	$3.31	$3.31
Ending value (after expenses)	$1,020.67	$1,016.89	$1,021.93	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C, .65% for Class I and .65% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3%
Asset-Backed Certificates - 7.2%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A	3.68	12/17/36	142,335	[b]	148,502
American Homes 4 Rent Trust, Ser. 2015-SFR3, Cl. E	5.64	4/17/52	425,000	[b]	461,946
CIT Equipment Collateral, Ser. 2014-VT1, Cl. C	2.65	2/20/20	1,475,000	[b]	1,479,636
CLUB Credit Trust, Ser. 2017-P1, Cl. A	2.42	9/15/23	350,000	[b]	350,328
Conn Funding II, Ser. 2017-A Cl. A	2.73	5/15/20	206,856	[b]	206,930
Consumer Loan Underlying Bond Credit Trust, Ser. 2017-NP1, Cl. A	2.39	4/17/23	123,042	[b]	123,118
Consumer Loan Underlying Bond Credit Trust, Ser. 2017-NP1, Cl. B	3.17	4/17/23	425,000	[b]	426,337
Dell Equipment Finance Trust, Ser. 2016-1, Cl. D	3.24	7/22/22	925,000	[b]	934,554
Dell Equipment Finance Trust, Ser. 2017-2, Cl. B	2.47	10/24/22	100,000	[b]	99,998
Marlette Funding Trust, Ser. 2016-1A, Cl. A	3.06	1/17/23	177,540	[b]	178,138
Marlette Funding Trust, Ser. 2017-1A, Cl. A	2.83	3/15/24	111,588	[b]	112,007
Prosper Marketplace Issuance Trust, Ser. 2017-1A, Cl. A	2.56	6/15/23	202,287	[b]	203,030
Prosper Marketplace Issuance Trust, Ser. 2017-3A, Cl. A	2.36	11/15/23	525,000	[b]	525,705
RAAC Series Trust, Ser. 2006-SP4, Cl. M1, 1 Month LIBOR + 0.34%	1.58	11/25/36	600,000	[c]	590,986
Sofi Consumer Loan Program Trust, Ser. 2017-1, Cl. A	3.28	1/26/26	560,572	[b]	567,584
Springleaf Funding Trust, Ser. 2015-AA, Cl. B	3.62	11/15/24	700,000	[b]	705,498
Springleaf Funding Trust, Ser. 2016-AA, Cl. B	3.80	11/15/29	800,000	[b]	810,468
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + 0.95%	2.19	1/17/35	647,634	[b,c]	650,108
				8,574,873
Asset-Backed Ctfs./Auto Receivables - 1.6%
Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Cl. A4	2.29	1/19/22	250,000	[b]	249,649

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
Asset-Backed Ctfs./Auto Receivables - 1.6% (continued)
Drive Auto Receivables Trust, Ser. 2016-CA, Cl. D		4.18	3/15/24	500,000	[b]	515,355
Drive Auto Receivables Trust, Ser. 2017-3, Cl. C		2.80	7/15/22	250,000		250,879
Ford Auto Securitization Trust, Ser. 2017-RA5, Cl. A3	CAD	2.38	3/15/23	350,000	[b]	272,328
GMF Canada Leasing Trust, Ser. 2017-1	CAD	2.47	9/20/22	250,000	[b]	194,936
GO Financial Auto Securitization Trust, Ser. 2015-1, Cl. B		3.59	10/15/20	126,448	[b]	126,441
OSCAR US Funding Trust, Ser. 2017-2A, Cl. A3		2.45	12/10/21	130,000	[b]	130,040
OSCAR US Funding Trust, Ser. 2017-2A, Cl. A4		2.76	12/10/24	150,000	[b]	150,009
					1,889,637
Asset-Backed Ctfs./Home Equity Loans - 4.6%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2, 1 Month LIBOR + 0.11%		1.35	1/25/37	2,980,742	[c]	2,799,260
Countrywide Asset-Backed Certificates, Ser. 2004-1, Cl. M5, 1 Month LIBOR + 1.58%		2.81	1/25/34	1,487,579	[c]	1,472,625
JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Cl. AF6, 3 Month LIBOR + 2.00%		4.96	11/25/36	282,434	[c]	282,839
Morgan Stanley ABS Capital I Trust, Ser. 2006-NC4, Cl. A2C, 1 Month LIBOR + 0.15%		1.39	6/25/36	188,700	[c]	171,442
Structured Asset Securities Corp., Ser. 2002-BC1, Cl. M2, 1 Month LIBOR + 3.45%		4.69	8/25/32	770,439	[c]	766,724
					5,492,890
Asset-Backed Ctfs./Student Loans - .2%
SMB Private Education Loan Trust, Ser. 2016-B, Cl. A1, 1 Month LIBOR + .65%		1.89	11/15/23	211,600	[b,c]	211,914
Casinos - .7%
International Game Technology, Sr. Scd. Notes		6.25	2/15/22	400,000	[b]	441,880
Scientific Games International, Gtd. Notes		10.00	12/1/22	385,000		426,869
					868,749
Commercial Mortgage Pass-Through Ctfs. - 1.6%
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2006-PWR14, Cl. AJ		5.27	12/11/38	251,214		251,077

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
Commercial Mortgage Pass-Through Ctfs. - 1.6% (continued)
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR17, Cl. AJ (Interest Only)		5.93	6/11/50	65,612		65,735
Cobalt CMBS Commercial Mortgage Trust, Ser. 2007-C3, Cl. AJ, (Interest Only)		5.84	5/15/46	191,952		195,342
COMM Mortgage Trust, Ser. 2017-DLTA, Cl. A, 1 Month LIBOR + 0.85%		2.09	8/15/32	450,000	[b,c]	451,203
GE Capital Commercial Mortgage Corporation Trust, Ser. 2005-C4, Cl. AJ (Interest Only)		5.92	11/10/45	278,435		284,472
Hyatt Hotel Portfolio Trust, Ser. 2017-HYT2, Cl. B, 1 Month LIBOR + 0.96%		2.20	8/9/20	625,000	[b,c]	623,211
					1,871,040
Consumer Discretionary - 1.3%
AMC Networks, Gtd. Notes		5.00	4/1/24	160,000		163,300
AMC Networks, Gtd. Notes		4.75	8/1/25	55,000		55,068
Charter Communication, Sr. Scd. Notes		5.38	5/1/47	250,000	[b]	253,848
Cox Communications, Sr. Unscd. Notes		3.35	9/15/26	250,000	[b]	245,869
GLP Capital, Gtd. Notes		5.38	4/15/26	255,000		276,675
Nemak, Sr. Unscd. Bonds	EUR	3.25	3/15/24	475,000	[b]	571,563
					1,566,323
Consumer Staples - .8%
Kraft Heinz Foods, Gtd. Notes	EUR	2.25	5/25/28	605,000		735,356
Kraft Heinz Foods, Scd. Notes		4.88	2/15/25	220,000	[b]	235,424
					970,780
Energy - 7.6%
Cenovus Energy, Sr. Unscd. Notes		4.25	4/15/27	250,000	[b,d]	251,309
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		5.13	6/30/27	400,000	[b]	413,500
Cheniere Energy Partners, Gtd. Notes		5.25	10/1/25	250,000	[b]	258,125
Concho Resources, Gtd. Notes		3.75	10/1/27	150,000		151,739
Concho Resources, Gtd. Notes		4.88	10/1/47	50,000		53,242

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
Energy - 7.6% (continued)
Continental Resources, Gtd. Notes	3.80	6/1/24	475,000	[d]	463,719
Diamondback Energy, Notes	4.75	11/1/24	225,000		230,063
Enbridge, Unscd. Sub. Notes, 3 Month LIBOR + 4.17%	5.50	7/15/77	325,000	[c]	335,563
Energy Transfer Partners, Sr. Unscd. Notes	4.75	1/15/26	155,000		163,387
Energy Transfer Partners, Sr. Unscd. Notes	4.20	4/15/27	100,000		101,356
EQT, Sr. Unscd. Notes	3.00	10/1/22	95,000		94,734
EQT, Sr. Unscd. Notes	3.90	10/1/27	485,000		484,100
Kinder Morgan, Gtd. Notes	4.30	6/1/25	100,000		105,155
Kinder Morgan, Gtd. Notes	5.55	6/1/45	150,000		163,515
Lukoil International Finance, Gtd. Notes	6.13	11/9/20	300,000		326,516
Lukoil International Finance, Gtd. Notes	4.75	11/2/26	650,000	[b]	684,185
NGPL PipeCo, Sr. Unscd. Notes	4.38	8/15/22	40,000	[b]	41,250
NRG Energy, Gtd. Notes	6.25	7/15/22	425,000		448,375
Occidental Petroleum, Sr. Unscd. Notes	3.00	2/15/27	425,000		424,742
Petrobras Global Finance, Gtd. Notes	6.13	1/17/22	270,000		292,545
Petrobras Global Finance, Gtd. Notes	5.30	1/27/25	1,060,000	[b]	1,064,770
Petrobras Global Finance, Gtd. Notes	7.38	1/17/27	300,000		333,600
Petrobras Global Finance, Gtd. Notes	7.25	3/17/44	430,000		452,037
Petroleos Mexicanos, Gtd. Notes	6.50	3/13/27	675,000	[b]	737,539
Sinopec Group Overseas Development, Gtd. Notes	2.50	9/13/22	700,000	[b]	690,655
Sunoco Logistics Partners Operations, Gtd. Notes	4.00	10/1/27	225,000		224,225
Sunoco Logistics Partners Operations, Gtd. Notes	5.40	10/1/47	75,000		76,269
				9,066,215

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
Financials - 9.0%
AerCap Ireland Capital, Gtd. Notes		4.63	10/30/20	600,000		637,643
AerCap Ireland Capital, Gtd. Notes		5.00	10/1/21	425,000		459,767
Allianz Finance II, Gtd. Notes, 3 Month EURIBOR + 3.34%	EUR	5.75	7/8/41	1,000,000	[c]	1,382,092
Bank of America, Sub. Notes		4.25	10/22/26	325,000		341,826
Barclays, Jr. Sub. Bonds, 3 Month LIBOR + 6.77%		7.88	3/15/22	600,000	[c]	670,252
Barclays, Sub. Notes		5.20	5/12/26	575,000		617,770
Citigroup, Sub. Notes		4.30	11/20/26	325,000		340,935
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/28	525,000	[b]	547,900
Goldman Sachs Group, Sr. Unscd. Notes		3.50	11/16/26	475,000		476,503
HSBC Holdings, Sub. Notes		4.38	11/23/26	350,000		368,733
Intesa Sanpaolo, Gtd. Bonds		5.25	1/12/24	350,000		385,823
Lloyds Banking Group, Gtd. Notes		3.10	7/6/21	225,000		229,245
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/27	275,000		279,710
Morgan Stanley, Sub. Notes		3.95	4/23/27	425,000		434,107
Prudential Financial, Jr. Sub. Notes, 3 Month LIBOR + 2.38%		4.50	9/15/47	500,000	[c]	506,562
Royal Bank of Scotland Group, Jr. Sub. Notes, 3 Month LIBOR + 7.60%		8.63	8/15/21	625,000	[c]	709,312
Royal Bank of Scotland Group, Sr. Unscd. Notes		3.88	9/12/23	1,100,000		1,129,436
Santander UK Group Holdings, Sr. Unscd. Notes		3.57	1/10/23	375,000		383,627
Wells Fargo & Co., Sr. Unscd. Notes		3.00	4/22/26	320,000		314,165
Wells Fargo & Co., Sub. Notes		4.30	7/22/27	215,000		227,353
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/24	325,000		400,624
					10,843,385
Foreign/Governmental - 39.7%
Abu Dhabi Government, Sr. Unscd. Notes		3.13	10/11/27	200,000	[b]	197,633

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
Foreign/Governmental - 39.7% (continued)
Abu Dhabi Government, Sr. Unscd. Notes		4.13	10/11/47	525,000	[b]	521,131
Argentina POM Politica Monetaria, Unscd. Bonds, Argentine 7-Day Reference Rate	ARS	6.26	6/21/20	1,305,000	[c]	78,202
Argentine Government, Sr. Unscd. Bonds		6.88	1/26/27	1,300,000	[d]	1,419,600
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	5,060,000	[e]	2,129,631
Argentine Government, Sr. Unscd. Notes		8.28	12/31/33	475,000		782,033
Argentine Government, Unscd. Bonds	ARS	21.20	9/19/18	45,900,000		2,557,914
Argentine Government, Unscd. Bonds, 3 Month BADLAR + 3.83%	ARS	6.04	5/31/22	6,000,000	[c]	348,269
Asian Development Bank, Sr. Unscd. Notes	NZD	3.50	5/30/24	550,000		381,151
Chilean Government, Bonds	CLP	4.50	3/1/21	855,000,000		1,378,787
City of Buenos Aires Argentina, Unscd. Bonds, Ser. 22, 3 Month BADLAR + 3.25%	ARS	5.72	3/29/24	12,100,000	[c]	676,985
Colombian Government, Bonds, Ser. B	COP	10.00	7/24/24	3,046,000,000		1,200,710
Egyptian Government, Sr. Unscd. Notes		8.50	1/31/47	200,000	[b]	226,627
Ghanaian Government, Sr. Unscd. Bonds		8.13	1/18/26	550,000		598,381
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	3.50	1/22/21	1,575,000		1,107,047
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/24	17,590,000		275,921
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	2.70	3/1/47	1,125,000	[b]	1,240,581
Ivory Coast Government, Sr. Unscd. Bonds	EUR	5.13	6/15/25	125,000	[b]	154,245
Ivory Coast Government, Sr. Unscd. Bonds		6.13	6/15/33	200,000	[b]	197,968
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/26	490,000,000		4,539,062
Japanese Government, Sr. Unscd. Bonds, Ser. 22	JPY	0.10	3/10/27	286,200,000		2,665,536
Japanese Government, Sr. Unscd. Bonds, Ser. 348	JPY	0.10	9/20/27	54,250,000		478,845

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
Foreign/Governmental - 39.7% (continued)
Kuwaiti Government, Sr. Unscd. Notes		3.50	3/20/27	650,000	[b]	664,609
Mexican Government, Bonds, Ser. M	MXN	8.00	11/7/47	17,190,000		942,407
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925	NZD	2.06	9/20/25	5,275,000	[f]	3,935,467
Portuguese Government, Sr. Unscd. Bonds	EUR	2.88	7/21/26	1,450,000	[b]	1,825,060
Portuguese Government, Sr. Unscd. Bonds	EUR	4.13	4/14/27	1,900,000	[b]	2,601,664
Province of Argentina, Sr. Unscd. Notes		5.75	6/15/19	450,000	[b]	466,875
Province of Argentina, Sr. Unscd. Notes		9.13	3/16/24	455,000	[b]	531,212
Provincia de Cordoba, Sr. Unscd. Notes		7.45	9/1/24	375,000	[b]	413,771
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/28	118,500,000		1,967,519
Saudi Government, Sr. Unscd. Notes		3.63	3/4/28	625,000	[b]	621,094
Senegalese Government, Unscd. Notes		6.25	5/23/33	375,000	[b]	388,744
South African Government, Bonds, Ser. 2048	ZAR	8.75	2/28/48	20,300,000		1,251,270
South African Government, Bonds, Ser. R186	ZAR	10.50	12/21/26	23,000,000		1,763,893
Spanish Government, Sr. Unscd. Bonds	EUR	2.90	10/31/46	1,850,000	[b]	2,226,719
Sri Lankan Government, Sr. Unscd. Bonds		5.75	1/18/22	475,000	[b]	504,743
Sri Lankan Government, Sr. Unscd. Notes		6.20	5/11/27	200,000	[b]	212,930
Turkish Government, Sr. Unscd. Notes		5.75	5/11/47	200,000		191,050
Turkish Government, Unscd. Bonds	TRY	2.00	9/18/24	4,100,000		1,316,694
Turkish Government, Unscd. Bonds	TRY	11.00	2/24/27	4,275,000		1,095,359
Ukrainian Government, Sr. Unscd. Notes		7.38	9/25/32	625,000	[b]	617,404
Ukrainian Government, Sr. Unscd. Notes		0.00	5/31/40	400,000	[g]	229,451
Uruguayan Government, Sr. Unscd. Bonds	UYU	9.88	6/20/22	9,340,000	[b]	341,781
Uruguayan Government, Sr. Unscd. Bonds	UYU	8.50	3/15/28	11,200,000	[b]	390,062
					47,656,037

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
Health Care - 1.3%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/26	175,000		180,838
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/24	525,000		632,388
HCA, Sr. Scd. Notes		5.50	6/15/47	190,000		193,800
Mylan, Gtd. Notes		2.50	6/7/19	275,000		275,906
Tenet Healthcare, Sr. Unscd. Notes		6.75	6/15/23	275,000	[d]	259,188
					1,542,120
Industrials - 1.2%
Mexico City Airport Trust, Sr. Scd. Bonds		5.50	7/31/47	250,000	[b,d]	248,875
Mexico City Airport Trust, Sr. Scd. Notes		4.25	10/31/26	675,000	[b]	692,719
United Rentals North America, Gtd. Notes		5.50	7/15/25	275,000		294,938
United Rentals North America, Gtd. Notes		4.88	1/15/28	235,000		236,763
					1,473,295
Information Technology - 1.8%
Amazon.com, Sr. Unscd. Notes		3.15	8/22/27	525,000	[b]	529,187
Dell International, Sr. Scd. Notes		3.48	6/1/19	675,000	[b]	687,307
First Data, Gtd. Notes		7.00	12/1/23	325,000	[b]	348,569
Infor US, Gtd. Notes		6.50	5/15/22	440,000		461,912
Zayo Group, Gtd. Notes		5.75	1/15/27	180,000	[b]	190,125
					2,217,100
Materials - 1.3%
Bway Holding, Sr. Scd. Notes		5.50	4/15/24	358,000	[b]	373,663
Equate Petrochemical, Gtd. Notes		3.00	3/3/22	300,000	[b]	297,450
Glencore Funding, Gtd. Notes		3.00	10/27/22	175,000	[b]	175,343
INEOS Finance, Notes	EUR	2.13	11/15/25	175,000	[b]	204,363
MMC Norilsk Nickel, Sr. Unscd. Notes		4.10	4/11/23	500,000	[b]	504,322
					1,555,141

16

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
Municipal Bonds - 1.1%
Georgetown University, GO (Insured; National Public Finance Guarantee Corp.), Auction-Based		2.18	4/1/29	1,400,000	[h]	1,326,164
Real Estate - .5%
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/24	300,000		378,968
Healthcare Trust of America Holdings, Gtd. Notes		2.95	7/1/22	250,000		251,718
					630,686
Residential Mortgage Pass-Through Ctfs. - .2%
Impac Secured Assets Trust, Ser. 2006-2, Cl. 2A1 , 1 Month LIBOR + 0.35%		1.59	8/25/36	276,778	[c]	271,859
Telecommunications - 1.9%
Digicel Group, Sr. Unscd. Notes		8.25	9/30/20	402,000	[b]	398,985
Sprint, Gtd. Notes		7.88	9/15/23	325,000		364,000
Sprint Communications, Sr. Unscd. Notes		7.00	8/15/20	325,000		351,813
Sprint Spectrum, Sr. Scd. Notes		3.36	9/20/21	450,000	[b]	457,650
T-Mobile USA, Gtd. Notes		6.63	4/1/23	450,000		473,625
Verizon Communications, Sr. Unscd. Notes		4.13	3/16/27	200,000		209,120
					2,255,193
U.S. Government Agencies Mortgage-Backed - 1.3%
Government National Mortgage Association, Ser. 2011-53 (Interest Only)		0.46	5/16/51	348,148	[i]	9,693
Government National Mortgage Association, Ser. 2011-77 (Interest Only)		0.62	4/16/42	62,020	[i]	3,091
Government National Mortgage Association, Ser. 2012-125 (Interest Only)		0.41	2/16/53	20,002,772	[i]	622,324
Government National Mortgage Association, Ser. 2012-84, Cl. SG, -1 Month LIBOR + 6.10%		4.86	7/20/42	1,031,108	[c,i]	218,793
Government National Mortgage Association, Ser. 2015-105 Cl. CI (Interest Only)		3.50	3/20/39	2,160,874	[i]	207,128
Government National Mortgage Association, Ser. 2015-16, Cl. IL (Interest Only)		4.00	3/20/42	827,880	[i]	97,807

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.3% (continued)
U.S. Government Agencies Mortgage-Backed - 1.3% (continued)
Government National Mortgage Association, Ser. 2015-162, Cl. IM, -1 Month LIBOR + 6.20%	4.96	11/20/45	1,790,653	[c,i]	399,845
				1,558,681
U.S. Government Securities - 7.3%
U. S. Treasury Notes	1.63	8/31/22	1,825,000		1,792,956
U.S. Treasury Inflation Protected Securities, Bonds	0.88	2/15/47	2,288,250	[j]	2,261,541
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	4,623,481	[j]	4,682,446
				8,736,943
Utilities - 1.1%
Dominion Energy, Jr. Sub. Notes	2.58	7/1/20	500,000		502,951
EDP Finance, Sr. Unscd. Notes	3.63	7/15/24	325,000	[b]	330,142
KazTransGas JSC, Gtd. Notes	4.38	9/26/27	550,000	[b]	544,456
				1,377,549
Total Bonds and Notes (cost $109,363,727)			111,956,574

Floating Rate Loan Interests - 2.1%
Consumer Discretionary - 1.1%
Hilton Worldwide Finance, Series B-2 Term Loan, 3 Month LIBOR + 2.00%	3.32	10/25/23	405,789	[c]	408,988
Univar USA, Tranche B-2 Term Loan, 3 Month LIBOR + 2.75%	4.11	7/1/22	900,683	[c]	906,632
				1,315,620
Health Care - 1.0%
Catalent Pharma Solutions, Dollar Term Loan, 3 Month LIBOR + 2.25%	4.07	5/20/21	810,541	[c]	818,963
Onex Carestream Finance, First Lien Term Loan, 3 Month LIBOR + 4.00%	5.32	6/7/19	377,124	[c]	378,444
				1,197,407
Total Floating Rate Loan Interests (cost $2,498,720)			2,513,027

18

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .2%
Call Options - .1%
10 Year Interest Rate Swaption, Contracts 6,700 Citigroup		2.10	4/2018	6,700,000		40,171
Japanese Yen, Contracts 2,475 Barclays Bank		111.00	1/2018	2,475,000		66,862
Norwegian Krone Cross Currency, Contracts 9,700 Goldman Sachs International	SEK	1.04	1/2018	9,700,000		5,555
					112,588
Put Options - .1%
British Pound Cross Currency, Contracts 1,100 JP Morgan Chase Bank	EUR	0.89	2/2018	1,100,000		26,516
Japanese Yen, Contracts 2,475 Barclays Bank		111.00	1/2018	2,475,000		17,256
Japanese Yen, Contracts 1,200 Goldman Sachs International		113.40	1/2018	1,200,000		19,981
Japanese Yen, Contracts 2,100 Citigroup		110.15	11/2017	2,100,000		0
Japanese Yen Cross Currency, Contracts 3,050 JP Morgan Chase Bank	CAD	86.00	1/2018	3,050,000		17,236
					80,989
Total Options Purchased (cost $239,373)				193,577
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - .8%
U.S. Treasury Bills (cost $961,431)		1.11	3/1/18	965,000	[k]	961,263
				Shares		Value ($)
Other Investment - 1.7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,015,282)				2,015,282	[l]	2,015,282

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $2,730,750)	2,730,750	[l] 2,730,750
Total Investments (cost $117,809,283)	100.4%	120,370,473
Liabilities, Less Cash and Receivables	(0.4%)	(421,763)
Net Assets	100.0%	119,948,710

BADLAR—Buenos Aires Interbank Offer Rate

EURIBOR—Euro Interbank Offered Rate

GDP—Gross Domestic Product

GO—General Obligation

LIBOR—London Interbank Offered Rate

ARS—Argentine Peso

CAD—Canadian Dollar

CLP—Chilean Peso

COP—Colombian Peso

EUR—Euro

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

UYU—Uruguayan Peso

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $37,674,799 or 31.41% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security, or portion thereof, on loan. At October 31, 2017, the value of the fund’s securities on loan was $2,642,691 and the value of the collateral held by the fund was $2,730,750.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Argentine Consumer Price Index.

f Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer Price Index.

g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

h Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

i Notional face amount shown.

j Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

k Held by a counterparty for open futures contracts.

l Investment in affiliated money market mutual fund.

20

Portfolio Summary (Unaudited) †	Value (%)
Foreign/Governmental	39.7
Corporate Bonds	28.5
Asset-Backed	13.6
U.S. Government & Agencies	7.3
Short-Term/Money Market Investments	4.8
Floating Rate Loan Interests	2.1
Commercial Mortgage-Backed	1.6
U.S. Government and Agency/Mortgage-Backed	1.3
Municipal Bonds	1.1
Residential Mortgage-Backed	.2
Options Purchased	.2
100.4

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	4,500,090	39,045,157	40,814,497	2,730,750	2.3	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,268,038	91,600,828	92,853,584	2,015,282	1.7	14,788
Total	7,768,128	130,645,985	133,668,081	4,746,032	4.0	14,788

See note to financial statements.

22

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-BTP Italian Government Bond	8	12/2017	1,297,431	1,300,811	3,380
U.S. Treasury 5 Year Notes	19	12/2017	2,245,978	2,226,563	(19,415)
Futures Short
Canadian 10 Year Bond	62	12/2017	(6,509,083)	(6,604,651)	(95,568)
Euro 30 Year Bond	24	12/2017	(4,666,449)	(4,644,115)	22,334
Euro-Bond	106	12/2017	(20,025,911)	(20,095,401)	(69,490)
Long Gilt	68	12/2017	(11,206,212)	(11,228,720)	(22,508)
U.S. Treasury 10 Year Notes	43	12/2017	(5,388,571)	(5,372,313)	16,258
U.S. Treasury Long Bond	6	12/2017	(929,771)	(914,813)	14,958
Gross Unrealized Appreciation				56,930
Gross Unrealized Depreciation				(206,981)

See notes to financial statements.

23

STATEMENT OF OPTIONS WRITTEN
October 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount ($)	[a]	Value ($)
Call Options:
British Pound Cross Currency February 2018 @ GBP 0.96	JP Morgan Chase Bank	1,100	1,100,000	EUR	(1,205)
Japanese Yen Cross Currency January 2018 @ JPY 92	JP Morgan Chase Bank	3,050	3,050,000	CAD	(3,877)
Put Options:
Norwegian Krone Cross Currency January 2018 @ NOK 1	Goldman Sachs International	9,700	9,700,000	SEK	(4,834)
Total Options Written (premiums received $33,126)					(9,916)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

CAD—Canadian Dollar

EUR—Euro

SEK—Swedish Krona

See notes to financial statements.

24

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
Colombian Peso	3,641,370,000	United States Dollar	1,237,202	11/14/17	(41,835)
Indonesian Rupiah	51,038,250,000	United States Dollar	3,809,653	11/13/17	(50,495)
Norwegian Krone	19,645,000	United States Dollar	2,461,154	11/30/17	(54,298)
Swedish Krona	30,045,000	United States Dollar	3,667,312	11/30/17	(72,320)
United States Dollar	1,391,035	Brazilian Real	4,390,000	12/4/17	55,140
United States Dollar	3,226,735	Euro	2,760,000	11/30/17	6,424
United States Dollar	2,450,347	Hungarian Forint	649,065,000	11/13/17	20,944
United States Dollar	280,624	Indian Rupee	18,310,000	11/13/17	(1,569)
United States Dollar	1,284,452	Philippine Peso	65,780,000	11/13/17	11,395
Goldman Sachs International
Peruvian New Sol	6,480,000	United States Dollar	1,985,598	1/10/18	1,047
United States Dollar	3,088,143	Canadian Dollar	3,955,000	11/30/17	21,729
United States Dollar	1,336,451	Colombian Peso	4,000,000,000	11/14/17	23,356
United States Dollar	3,326,659	Euro	2,845,000	11/30/17	7,171
United States Dollar	1,136,685	Mexican New Peso	20,470,000	11/13/17	71,479
United States Dollar	3,467,424	South African Rand	46,270,000	11/13/17	202,625
HSBC
United States Dollar	250,166	Australian Dollar	325,000	11/30/17	1,509
United States Dollar	5,693,551	Euro	4,870,000	11/30/17	11,335
United States Dollar	4,948,298	Japanese Yen	557,040,000	11/30/17	42,890
United States Dollar	5,465,602	New Zealand Dollar	7,930,000	11/30/17	42,267
United States Dollar	538,435	Philippine Peso	27,570,000	11/13/17	4,866
JP Morgan Chase Bank
Brazilian Real	4,390,000	United States Dollar	1,334,897	12/4/17	998

25

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
JP Morgan Chase Bank (continued)
Euro	512,915	United States Dollar	597,406	11/2/17	62
Polish Zloty	8,875,000	United States Dollar	2,426,424	11/13/17	11,709
Singapore Dollar	2,380,000	United States Dollar	1,749,627	11/13/17	(3,507)
United States Dollar	6,289,797	Euro	5,380,000	11/30/17	12,524
United States Dollar	2,637,038	South Korean Won	3,000,000,000	11/13/17	(40,861)
United States Dollar	598,451	Polish Zloty	2,185,160	11/2/17	(1,876)
United States Dollar	271,195	Polish Zloty	986,065	11/3/17	294
United States Dollar	776,116	Russian Ruble	46,775,000	11/13/17	(21,959)
United States Dollar	4,868,193	Taiwan Dollar	148,000,000	11/13/17	(41,836)
UBS
Euro	175,000	United States Dollar	206,711	11/3/17	(2,862)
United States Dollar	5,908,037	Euro	5,050,000	11/30/17	15,801
United States Dollar	2,176,136	South African Rand	29,865,000	11/13/17	68,869
Gross Unrealized Appreciation					634,434
Gross Unrealized Depreciation					(333,418)

See notes to financial statements.

26

STATEMENT OF SWAP AGREEMENTS
October 31, 2017

Centrally Cleared Interest Rate Swaps
Notional Amount($)†	Currency/ Floating Rate	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation (Depreciation) ($)
11,300,000	CAD - 3 Month Canadian Bankers Acceptances	1.25	6/21/2019	(60,621)
13,400,000	USD - 3 Month LIBOR	1.89	4/19/2022	(86,845)
172,000,000	JPY - 6 Month LIBOR	(0.63)	3/29/2046	123,674
22,000,000	SEK - 3 Month Stockholm Interbank Offered Rate	(0.44)	7/18/2022	(20,223)
7,300,000	EUR - 6 Month EURIBOR	0.13	3/6/2022	21,465
4,200,000	USD - 3 Month LIBOR	(1.80)	9/28/2046	700,917
3,900,000	USD - 3 Month LIBOR	(2.59)	10/20/2047	(69)
66,100,000	SEK - 3 Month Stockholm Interbank Offered Rate	(0.46)	7/19/2022	(68,223)
144,400,000	JPY - 6 Month LIBOR	(0.62)	4/4/2046	105,757
33,300,000	CAD - 3 Month Canadian Bankers Acceptances	1.25	6/20/2019	(176,015)
22,000,000	SEK - 3 Month Stockholm Interbank Offered Rate	(0.42)	7/20/2022	(18,306)
Gross Unrealized Appreciation				951,813
Gross Unrealized Depreciation				(430,302)

CAD—Canadian Dollar

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

SEK—Swedish Krona

USD—United States Dollar

† Clearing House-Chicago Mercantile Exchange or LCH (Clearing)
See notes to financial statements.

27

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,642,691)—Note 1(c):
Unaffiliated issuers	113,073,981	115,624,441
Affiliated issuers	4,746,032	4,746,032
Cash		1,756,788
Cash denominated in foreign currency	535,039	518,269
Dividends, interest and securities lending income receivable		1,025,390
Receivable for investment securities sold		973,529
Cash collateral held by broker—Note 4		771,308
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		634,434
Receivable for shares of Common Stock subscribed		47,434
Prepaid expenses		28,221
		126,125,846
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		71,273
Liability for securities on loan—Note 1(c)		2,730,750
Payable for investment securities purchased		2,720,308
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		333,418
Payable for shares of Common Stock redeemed		146,315
Payable for swap variation margin—Note 4		67,398
Payable for futures variation margin—Note 4		14,062
Outstanding options written, at value (premiums received $33,126)—Note 4		9,916
Accrued expenses		83,696
		6,177,136
Net Assets ($)		119,948,710
Composition of Net Assets ($):
Paid-in capital		229,039,227
Accumulated undistributed investment income—net		1,209,716
Accumulated net realized gain (loss) on investments		(113,545,168)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including ($150,051) net unrealized (depreciation) on futures and $521,511 net unrealized appreciation on centrally cleared swap agreements]		3,244,935
Net Assets ($)		119,948,710

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	34,063,498	17,726,931	59,899,834	8,258,447
Shares Outstanding	2,921,305	1,527,391	5,136,584	708,929
Net Asset Value Per Share ($)	11.66	11.61	11.66	11.65

See notes to financial statements.

28

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Interest (net of $44,235 foreign taxes withheld at source)	5,971,024
Dividends from affiliated issuers	14,788
Income from securities lending—Note 1(c)	12,960
Total Income	5,998,772
Expenses:
Management fee—Note 3(a)	712,332
Shareholder servicing costs—Note 3(c)	252,314
Distribution fees—Note 3(b)	167,498
Professional fees	83,806
Registration fees	62,895
Custodian fees—Note 3(c)	35,409
Prospectus and shareholders’ reports	17,695
Directors’ fees and expenses—Note 3(d)	10,857
Loan commitment fees—Note 2	3,045
Miscellaneous	56,162
Total Expenses	1,402,013
Less—reduction in expenses due to undertaking—Note 3(a)	(143,866)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,537)
Net Expenses	1,256,610
Investment Income—Net	4,742,162
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	597,902
Net realized gain (loss) on options transactions	141,644
Net realized gain (loss) on futures	(362,405)
Net realized gain (loss) on swap agreements	1,298,509
Net realized gain (loss) on forward foreign currency exchange contracts	(412,763)
Net Realized Gain (Loss)	1,262,887
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,309,445
Net unrealized appreciation (depreciation) on options transactions	(170,197)
Net unrealized appreciation (depreciation) on futures	(473,775)
Net unrealized appreciation (depreciation) on swap agreements	295,943
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	509,249
Net Unrealized Appreciation (Depreciation)	2,470,665
Net Realized and Unrealized Gain (Loss) on Investments	3,733,552
Net Increase in Net Assets Resulting from Operations	8,475,714

See notes to financial statements.

29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	4,742,162	14,219,216
Net realized gain (loss) on investments	1,262,887	(70,605,662)
Net unrealized appreciation (depreciation) on investments	2,470,665	26,316,964
Net Increase (Decrease) in Net Assets Resulting from Operations	8,475,714	(30,069,482)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(1,411,659)	(7,867,924)
Class C	(537,957)	(2,127,890)
Class I	(1,933,465)	(11,105,023)
Class Y	(400,900)	(4,278,333)
Total Distributions	(4,283,981)	(25,379,170)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	17,899,314	14,680,816
Class C	1,455,402	4,419,689
Class I	33,508,987	40,014,799
Class Y	2,198,141	24,633,042
Distributions reinvested:
Class A	1,011,561	7,341,575
Class C	342,149	1,393,228
Class I	1,521,175	7,614,858
Class Y	61,238	1,310,065
Cost of shares redeemed:
Class A	(36,216,385)	(149,824,700)
Class C	(14,986,773)	(34,941,773)
Class I	(58,287,629)	(262,120,087)
Class Y	(12,831,503)	(86,506,835)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(64,324,323)	(431,985,323)
Total Increase (Decrease) in Net Assets	(60,132,590)	(487,433,975)
Net Assets ($):
Beginning of Period	180,081,300	667,515,275
End of Period	119,948,710	180,081,300
Undistributed investment income—net	1,209,716	1,612,468

30

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	1,589,908	1,270,069
Shares issued for distributions reinvested	90,100	636,499
Shares redeemed	(3,203,159)	(13,351,996)
Net Increase (Decrease) in Shares Outstanding	(1,523,151)	(11,445,428)
Class C
Shares sold	128,414	388,360
Shares issued for distributions reinvested	30,608	120,809
Shares redeemed	(1,322,648)	(3,080,043)
Net Increase (Decrease) in Shares Outstanding	(1,163,626)	(2,570,874)
Class Ia
Shares sold	2,953,668	3,519,031
Shares issued for distributions reinvested	135,350	660,346
Shares redeemed	(5,133,780)	(23,013,738)
Net Increase (Decrease) in Shares Outstanding	(2,044,762)	(18,834,361)
Class Ya
Shares sold	195,034	2,148,051
Shares issued for distributions reinvested	5,455	114,118
Shares redeemed	(1,135,006)	(7,713,475)
Net Increase (Decrease) in Shares Outstanding	(934,517)	(5,451,306)

a During the period ended October 31, 2016, 27,695 Class Y shares representing $306,230 were exchanged for 27,671 Class I shares.
See notes to financial statements.

31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.29	12.31	13.29	13.08	13.38
Investment Operations:
Investment income—net[a]	.37	.41	.48	.43	.36
Net realized and unrealized gain (loss) on investments	.31	(.87)	(.85)	.06	(.02)
Total from Investment Operations	.68	(.46)	(.37)	.49	.34
Distributions:
Dividends from investment income—net	(.31)	(.56)	(.61)	(.28)	(.37)
Dividends from net realized gain on investments	—	—	—	—	(.27)
Total Distributions	(.31)	(.56)	(.61)	(.28)	(.64)
Net asset value, end of period	11.66	11.29	12.31	13.29	13.08
Total Return (%)[b]	6.12	(3.80)	(2.93)	3.77	2.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.90	.89	.98	1.23
Ratio of net expenses to average net assets	.90	.90	.89	.97	1.10
Ratio of net investment income to average net assets	3.27	3.64	3.70	3.25	2.78
Portfolio Turnover Rate	85.23	158.94	182.35	230.83	304.46
Net Assets, end of period ($ x 1,000)	34,063	50,191	195,629	184,506	85,719

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

32

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.26	12.27	13.24	13.03	13.34
Investment Operations:
Investment income—net[a]	.29	.32	.38	.33	.25
Net realized and unrealized gain (loss) on investments	.30	(.86)	(.85)	.06	(.02)
Total from Investment Operations	.59	(.54)	(.47)	.39	.23
Distributions:
Dividends from investment income—net	(.24)	(.47)	(.50)	(.18)	(.27)
Dividends from net realized gain on investments	—	—	—	—	(.27)
Total Distributions	(.24)	(.47)	(.50)	(.18)	(.54)
Net asset value, end of period	11.61	11.26	12.27	13.24	13.03
Total Return (%)[b]	5.34	(4.46)	(3.66)	3.02	1.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.78	1.67	1.65	1.72	2.01
Ratio of net expenses to average net assets	1.65	1.65	1.65	1.70	1.85
Ratio of net investment income to average net assets	2.55	2.89	2.94	2.52	1.98
Portfolio Turnover Rate	85.23	158.94	182.35	230.83	304.46
Net Assets, end of period ($ x 1,000)	17,727	30,300	64,587	58,623	16,352

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.29	12.30	13.28	13.07	13.38
Investment Operations:
Investment income—net[a]	.41	.44	.52	.46	.36
Net realized and unrealized gain (loss) on investments	.29	(.87)	(.85)	.07	—
Total from Investment Operations	.70	(.43)	(.33)	.53	.36
Distributions:
Dividends from investment income—net	(.33)	(.58)	(.65)	(.32)	(.40)
Dividends from net realized gain on investments	—	—	—	—	(.27)
Total Distributions	(.33)	(.58)	(.65)	(.32)	(.67)
Net asset value, end of period	11.66	11.29	12.30	13.28	13.07
Total Return (%)	6.31	(3.48)	(2.65)	4.06	2.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.64	.63	.72	.96
Ratio of net expenses to average net assets	.65	.64	.63	.69	.85
Ratio of net investment income to average net assets	3.60	3.90	3.96	3.53	2.91
Portfolio Turnover Rate	85.23	158.94	182.35	230.83	304.46
Net Assets, end of period ($ x 1,000)	59,900	81,056	320,031	349,915	57,138

a Based on average shares outstanding.

See notes to financial statements.

34

	Year Ended October 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	11.28	12.30	13.28	13.07	13.07
Investment Operations:
Investment income—net[b]	.39	.46	.50	.47	.13
Net realized and unrealized gain (loss) on investments	.31	(.89)	(.83)	.07	(.07)
Total from Investment Operations	.70	(.43)	(.33)	.54	.06
Distributions:
Dividends from investment income—net	(.33)	(.59)	(.65)	(.33)	(.06)
Net asset value, end of period	11.65	11.28	12.30	13.28	13.07
Total Return (%)	6.33	(3.47)	(2.59)	4.13	.42[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.58	.58	.61	.85[d]
Ratio of net expenses to average net assets	.65	.58	.58	.60	.85[d]
Ratio of net investment income to average net assets	3.52	3.96	4.00	3.61	2.88[d]
Portfolio Turnover Rate	85.23	158.94	182.35	230.83	304.46
Net Assets, end of period ($ x 1,000)	8,258	18,534	87,269	5,724	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

35

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund's total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

36

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

37

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

38

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	16,169,314	—	16,169,314
Commercial Mortgage-Backed	—	1,871,040	—	1,871,040
Corporate Bonds†	—	34,366,536	—	34,366,536
Floating Rate Loan Interests†	—	2,513,027	—	2,513,027
Foreign Government	—	47,656,037	—	47,656,037
Municipal Bonds†	—	1,326,164	—	1,326,164
Registered Investment Companies	4,746,032	—	—	4,746,032
Residential Mortgage-Backed	—	271,859	—	271,859
U.S. Government Agencies/Mortgage- Backed	—	1,558,681	—	1,558,681

39

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
U.S. Treasury	—	9,698,206	—	9,698,206
Other Financial Instruments:
Futures††	56,930	—	—	56,930
Forward Foreign Currency Exchange Contracts††	—	634,434	—	634,434
Options Purchased	—	193,577	—	193,577
Swaps††	—	951,813	—	951,813
Liabilities ($)
Other Financial Instruments:
Futures††	(206,981)	—	—	(206,981)
Forward Foreign Currency Exchange Contracts††	—	(333,418)	—	(333,418)
Options Written	—	(9,916)	—	(9,916)
Swaps††	—	(430,302)	—	(430,302)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

40

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $2,584 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

41

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2017, the Board declared a cash dividend of $.031, $.025, $.033 and $.033 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2017 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2017.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,490,746, accumulated capital losses $113,735,125 and unrealized appreciation $2,153,862.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any,

42

realized subsequent to October 31, 2017. The fund has $72,975,945 short-term capital losses and $40,759,180 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $4,283,981 and $25,379,170 , respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, foreign currency transactions and swap periodic payments, the fund decreased accumulated undistributed investment income-net by $860,933 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $143,866 during the period ended October 31, 2017.

43

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2017, the Distributor retained $146 from commissions earned on sales of the fund’s Class A shares and $446 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $167,498 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $104,937 and $55,833, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $10,367 for transfer agency services and $604 for cash management services. These fees are included in Shareholder servicing

44

costs in the Statement of Operations. Cash management fees were offset by earnings credits of $604.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $35,409 pursuant to the custody agreement. These fees were partially offset by earnings credits of $933.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $51,566, Distribution Plan fees $11,461, Shareholder Services Plan fees $11,043, custodian fees $7,793, Chief Compliance Officer fees $6,538 and transfer agency fees $1,302, which are offset against an expense reimbursement currently in effect in the amount of $18,430.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements during the period ended October 31, 2017, amounted to $116,626,598 and $178,234,211, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC

45

NOTES TO FINANCIAL STATEMENTS (continued)

derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a

46

gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2017 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also

47

NOTES TO FINANCIAL STATEMENTS (continued)

exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate,

48

or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are settled through an exchange and the exchange guarantees these swap against default. Interest rate swaps open at October 31, 2017 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2017, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

49

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of October 31, 2017 is shown below:

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(362,405)		225,206		-		1,321,729		1,184,530
Foreign exchange	-		(83,562)		(412,763)		-		(496,325)
Credit	-		-		-		(23,220)		(23,220)
Total	(362,405)		141,644		(412,763)		1,298,509		664,985

50

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(473,775)		(49,827)		-		295,943		(227,659)
Foreign exchange	-		(120,370)		509,249		-		388,879
Total	(473,775)		(170,197)		509,249		295,943		161,220

Statement of Operations location:
1 Net realized gain (loss) on futures.
2 Net realized gain (loss) on options transactions.
3 Net realized gain (loss) on forward foreign currency exchange contracts.
4 Net realized gain (loss) on swap agreements.
5 Net unrealized appreciation (depreciation) on futures.
6 Net unrealized appreciation (depreciation) on options transactions.
7 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8 Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	56,930	(206,981)
Options	193,577	(9,916)
Forward contracts	634,434	(333,418)
Swaps	951,813	(430,302)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,836,754	(980,617)
Derivatives not subject to
Master Agreements	(1,008,743)	637,283
Total gross amount of assets
and liabilities subject to
Master Agreements	828,011	(343,334)

51

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Bank	84,118		-	-		84,118
Citigroup	134,074		(134,074)	-		-
Goldman Sachs International	352,943		(4,834)	(348,109)		-
HSBC	102,867		-	-		102,867
JP Morgan Chase Bank	69,339		(69,339)	-		-
UBS	84,670		(2,862)	-		81,808
Total	828,011		(211,109)	(348,109)		268,793

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(220,517)		134,074	-		(86,443)
Goldman Sachs International	(4,834)		4,834	-		-
JP Morgan Chase Bank	(115,121)		69,339	-		(45,782)
UBS	(2,862)		2,862	-		-
Total	(343,334)		211,109	-		(132,225)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Interest rate futures	110,055,250
Interest rate options contracts	72,391
Foreign currency options contracts	198,660
Forward contracts	109,635,693

52

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2017:

Average Notional Value ($)
Interest rate swap agreements	44,031,713
Credit default swap agreements	246,797

At October 31, 2017, the cost of investments for federal income tax purposes was $118,068,304; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $2,622,260, consisting of $5,509,395 gross unrealized appreciation and $2,887,135 gross unrealized depreciation.

53

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Fixed Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Fixed Income Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

54

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 37.44% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

55

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 26-27, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be

56

applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians the various periods, except for the one- and ten-year periods when the fund’s performance was above the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was at or above the Performance Group median in five of the ten one-year periods ended June 30th and was at or above the Performance Universe median eight of the ten one-year periods ended June 30th. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index showing that the fund’s return was higher than the return of the index in six of the ten years shown.

Representatives of Dreyfus and its affiliates discussed and expressed confidence in the investment approach notwithstanding the fund’s total return performance. They also reminded the Board of the addition of Brendan Murphy as a primary portfolio manager to the fund in August 2016 and additional steps taken by Dreyfus and its affiliates in an effort to improve fund performance. Representatives of Dreyfus stated that the fund’s recent performance had improved, noting that the fund’s total return performance for the three- and six- month periods ended June 30, 2017 ranked in the second and first quartile, respectively, of the fund’s Lipper category.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus had contractually agreed until March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that annual direct fund operating expenses of its Class A, C, I and Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.65% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting

57

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board considered the fund’s improved total return performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged

58

to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement through April 4, 2018.

59

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

60

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

61

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

62

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

63

NOTES

64

NOTES

65

For More Information

Dreyfus Opportunistic Fixed Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSTAX Class C: DSTCX Class I: DSTRX Class Y: DSTYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6148AR1017

Dreyfus Tax Managed Growth Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Managed Growth Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 23.55%, Class C shares returned 22.58%, and Class I shares returned 23.80%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 23.61% for the same period.2

Equities advanced strongly over the reporting period amid business-friendly political developments, rising corporate earnings, and expectations of greater global economic growth. The fund produced returns that were roughly in line with the Index.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue this goal, we normally invest at least 80% of net assets, plus any borrowings for investment purposes, in common stocks and employ a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities.

We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence, and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors. We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Economic and Political Developments Drove Markets Higher

The Index delivered impressive performance over the reporting period, setting a series of new highs as strengthening global economic growth and upbeat earnings reports lifted stock prices. Volatility declined and remained below historical averages through most of the reporting period despite halting progress on tax reform legislation, allegations of Russian election interference, and escalating tensions with North Korea. Meanwhile, the Federal Reserve Board (the “Fed”) implemented three short-term interest-rate hikes, while signs of economic momentum in the Eurozone and Japan fed speculation of moves towards monetary policy normalization in those economies. The stock market’s advance was primarily driven by gains in the information technology sector stemming from impressive revenue and earnings reports from some of the industry group’s largest companies. The telecommunication services sector was the weakest segment of the Index for the reporting period and the only market sector to post negative absolute returns.

Fund Participated Fully in Market’s Gains

The fund produced returns that were roughly in line with the Index over the reporting period. Overweighted exposure and favorable security selections in the information technology sector were the most significantly positive contributors to the fund’s relative performance. Overweighted positions in Apple and semiconductor equipment maker ASML Holding proved particularly advantageous. Stock selections in the health care sector

3

DISCUSSION OF FUND PERFORMANCE (continued)

augmented relative results, with notable strength in pharmaceutical developer AbbVie, insurer UnitedHealth Group, and diabetes specialist Novo Nordisk. An underweighted position in the consumer discretionary sector also added value relative to the Index, as did the strategic avoidance of stocks in the telecommunication services, utilities, and real estate sectors. The largest positive contributors to the fund’s relative return, reflecting both performance and weighting, included Apple, Facebook, JPMorgan Chase & Co., Microsoft, and AbbVie.

These strong performers were undercut by a relatively heavy allocation to the lagging consumer staples sector, although favorable stock selections within the sector helped reduce the drag on relative results. In the financials sector, not owning several of the banks with outsized gains was an impediment. Positioning in the industrials sector was also detrimental due to disappointing security selections in the aerospace-and-defense industry as well as lack of exposure to machinery producers. The greatest detractors from the fund’s returns were Walgreens Boots Alliance, Occidental Petroleum, Gilead Sciences, Twenty-First Century Fox, and Whole Foods Market.

Positioned for Monetary Policy Normalization

Within the context of moderate global growth and strong earnings, central banks appear set to shape the final chapter of an unusually calm year for equity markets. In the near term, given the economy’s firm underlying momentum, gradual policy normalization should have a limited impact on the market. However, with the Fed’s initiation of a balance-sheet reduction program in October and the European Central Bank contemplating a tapering of its asset purchases, tighter global liquidity conditions could make 2018 more challenging.

In this environment, we expect investors to focus more intently on the profit fundamentals of large, high-quality, multinational companies with best-in-class business models, entrenched market positions, and highly stable revenue streams. We believe that these industry leaders have the scale and financial flexibility to sustain earnings growth while continuing to invest prudently for the future. Furthermore, in our judgment, their established records of returning capital to shareholders in the form of dividends and share repurchases provide the potential for more consistent returns across business cycles.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Tax Managed Growth Fund Class A shares, Class C shares and Class I shares and the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Tax Managed Growth Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	16.44%	8.40%	5.36%
without sales charge	23.55%	9.69%	5.98%
Class C shares
with applicable redemption charge †	21.58%	8.88%	5.19%
without redemption	22.58%	8.88%	5.19%
Class I shares	23.80%	9.96%	6.25%
S&P 500® Index	23.61%	15.17%	7.51%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Class A	Class C	Class I
Expenses paid per $1,000†	$7.13	$11.07	$5.81
Ending value (after expenses)	$1,096.10	$1,091.70	$1,097.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.87	$10.66	$5.60
Ending value (after expenses)	$1,018.40	$1,014.62	$1,019.66

†  Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares	Value ($)
Common Stocks - 97.9%
Banks - 4.9%
JPMorgan Chase & Co.	64,300	6,469,223
Wells Fargo & Co.	40,600	2,279,284
		8,748,507
Capital Goods - 1.5%
United Technologies	21,900	2,622,744
Consumer Durables & Apparel - 1.1%
NIKE, Cl. B	33,660	1,850,963
Consumer Services - 2.2%
McDonald's	22,750	3,797,203
Diversified Financials - 6.9%
American Express	29,300	2,798,736
BlackRock	9,600	4,519,968
Intercontinental Exchange	34,000	2,247,400
State Street	29,300	2,695,600
		12,261,704
Energy - 7.2%
Chevron	44,800	5,191,872
ConocoPhillips	37,700	1,928,355
Exxon Mobil	67,012	5,585,450
		12,705,677
Food & Staples Retailing - 1.1%
Walgreens Boots Alliance	30,400	2,014,608
Food, Beverage & Tobacco - 18.7%
Altria Group	88,800	5,702,736
Anheuser-Busch InBev, ADR	7,200	884,016
Coca-Cola	113,500	5,218,730
Constellation Brands, Cl. A	5,800	1,270,722
Nestle, ADR	60,150	5,066,435
PepsiCo	35,100	3,869,073
Philip Morris International	106,500	11,144,160
		33,155,872
Health Care Equipment & Services - 3.2%
Abbott Laboratories	58,100	3,150,763
UnitedHealth Group	12,200	2,564,684
		5,715,447
Household & Personal Products - 3.8%
Estee Lauder, Cl. A	38,900	4,349,409
Procter & Gamble	28,400	2,452,056
		6,801,465
Insurance - 2.8%
Chubb	33,100	4,992,142

8

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Materials - 2.1%
Air Products & Chemicals	5,000		797,150
Praxair	19,300		2,820,116
			3,617,266
Media - 5.0%
Comcast, Cl. A	106,800		3,848,004
Twenty-First Century Fox, Cl. A	32,550		851,183
Twenty-First Century Fox, Cl. B	30,000		763,500
Walt Disney	34,800		3,403,788
			8,866,475
Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
AbbVie	45,700		4,124,425
Novartis, ADR	24,900		2,056,242
Novo Nordisk, ADR	65,175		3,245,063
Roche Holding, ADR	101,800		2,943,547
			12,369,277
Semiconductors & Semiconductor Equipment - 5.0%
ASML Holding	16,100		2,910,075
Texas Instruments	61,900		5,985,111
			8,895,186
Software & Services - 16.8%
Alphabet, Cl. C	6,718	[a]	6,829,788
Automatic Data Processing	8,640		1,004,486
Facebook, Cl. A	51,900	[a]	9,345,114
Microsoft	99,045		8,238,563
Visa, Cl. A	39,500	[b]	4,344,210
			29,762,161
Technology Hardware & Equipment - 6.9%
Apple	72,700		12,289,208
Transportation - 1.7%
Canadian Pacific Railway	16,900		2,931,136
Total Common Stocks (cost $85,676,847)			173,397,041

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Other Investment - 2.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,000,306)	4,000,306	[c]	4,000,306
Total Investments (cost $89,677,153)	100.2%		177,397,347
Liabilities, Less Cash and Receivables	(.2%)		(281,881)
Net Assets	100.0%		177,115,466

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At October 31, 2017, the value of the fund’s securities on loan was $4,300,768 and the value of the collateral held by the fund was $4,389,357, consisting of U.S. Government & Agency securities.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	18.7
Software & Services	16.8
Energy	7.2
Pharmaceuticals, Biotechnology & Life Sciences	7.0
Technology Hardware & Equipment	6.9
Diversified Financials	6.9
Semiconductors & Semiconductor Equipment	5.0
Media	5.0
Banks	4.9
Household & Personal Products	3.8
Health Care Equipment & Services	3.2
Insurance	2.8
Money Market Investment	2.3
Consumer Services	2.2
Materials	2.1
Transportation	1.7
Capital Goods	1.5
Food & Staples Retailing	1.1
Consumer Durables & Apparel	1.1
100.2

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16($)	Purchases($)	Sales ($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	2,374,649	23,227,395	25,602,044	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,095,290	16,809,355	13,904,339	4,000,306	2.3	8,341
Total	3,469,939	40,036,750	39,506,383	4,000,306	2.3	8,341

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,300,768)—Note 1(b):
Unaffiliated issuers	85,676,847	173,397,041
Affiliated issuers	4,000,306	4,000,306
Dividends and securities lending income receivable		221,769
Receivable for shares of Common Stock subscribed		36,425
		177,655,541
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		198,909
Cash overdraft due to Custodian		48,659
Payable for shares of Common Stock redeemed		292,507
		540,075
Net Assets ($)		177,115,466
Composition of Net Assets ($):
Paid-in capital		80,872,223
Accumulated undistributed investment income—net		350,709
Accumulated net realized gain (loss) on investments		8,172,340
Accumulated net unrealized appreciation (depreciation) on investments		87,720,194
Net Assets ($)		177,115,466

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	70,072,804	23,992,665	83,049,997
Shares Outstanding	2,380,472	863,905	2,814,870
Net Asset Value Per Share ($)	29.44	27.77	29.50

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $70,662 foreign taxes withheld at source):
Unaffiliated issuers	3,856,898
Affiliated issuers	8,341
Income from securities lending—Note 1(b)	6,867
Total Income	3,872,106
Expenses:
Management fee—Note 3(a)	1,886,364
Distribution/Service Plan fees—Note 3(b)	421,951
Directors’ fees—Note 3(a,c)	13,103
Loan commitment fees—Note 2	3,825
Interest expense—Note 2	1,023
Total Expenses	2,326,266
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(13,103)
Net Expenses	2,313,163
Investment Income—Net	1,558,943
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,173,220
Net unrealized appreciation (depreciation) on investments	26,427,794
Net Realized and Unrealized Gain (Loss) on Investments	34,601,014
Net Increase in Net Assets Resulting from Operations	36,159,957

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	1,558,943	1,808,005
Net realized gain (loss) on investments	8,173,220	85,000
Net unrealized appreciation (depreciation) on investments	26,427,794	(536,607)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,159,957	1,356,398
Distributions to Shareholders from ($):
Investment income—net:
Class A	(588,152)	(772,282)
Class C	(51,422)	(134,489)
Class I	(935,814)	(1,046,226)
Net realized gain on investments:
Class A	(30,689)	(3,668,452)
Class C	(13,475)	(1,741,189)
Class I	(41,193)	(3,710,408)
Total Distributions	(1,660,745)	(11,073,046)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,551,428	2,613,634
Class C	708,201	1,298,056
Class I	19,586,701	25,810,589
Distributions reinvested:
Class A	534,952	3,871,060
Class C	46,697	1,181,162
Class I	955,233	4,625,280
Cost of shares redeemed:
Class A	(12,210,846)	(13,429,914)
Class C	(8,254,619)	(6,336,157)
Class I	(36,942,445)	(15,393,577)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(30,024,698)	4,240,133
Total Increase (Decrease) in Net Assets	4,474,514	(5,476,515)
Net Assets ($):
Beginning of Period	172,640,952	178,117,467
End of Period	177,115,466	172,640,952
Undistributed investment income—net	350,709	367,154

14

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	204,325	111,007
Shares issued for distributions reinvested	20,948	159,939
Shares redeemed	(462,518)	(557,027)
Net Increase (Decrease) in Shares Outstanding	(237,245)	(286,081)
Class C
Shares sold	29,392	58,096
Shares issued for distributions reinvested	1,961	51,614
Shares redeemed	(322,871)	(288,136)
Net Increase (Decrease) in Shares Outstanding	(291,518)	(178,426)
Class Ia
Shares sold	744,127	1,103,899
Shares issued for distributions reinvested	37,497	190,731
Shares redeemed	(1,425,690)	(642,877)
Net Increase (Decrease) in Shares Outstanding	(644,066)	651,753

a During the period ended October 31, 2017, 988 Class A shares representing $26,189 were exchanged for 986 Class I shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	24.06	25.52	26.65	24.09	21.27
Investment Operations:
Investment income—net[a]	.24	.26	.31	.33	.34
Net realized and unrealized gain (loss) on investments	5.39	(.12)	(.47)	2.54	2.80
Total from Investment Operations	5.63	.14	(.16)	2.87	3.14
Distributions:
Dividends from investment income—net	(.24)	(.28)	(.31)	(.31)	(.32)
Dividends from net realized gain on investments	(.01)	(1.32)	(.66)	-	-
Total Distributions	(.25)	(1.60)	(.97)	(.31)	(.32)
Net asset value, end of period	29.44	24.06	25.52	26.65	24.09
Total Return (%)[b]	23.55	.54	(.65)	12.00	14.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets	.91	1.07	1.20	1.30	1.49
Portfolio Turnover Rate	1.14	10.84	11.02	2.44	6.47
Net Assets, end of period ($ x 1,000)	70,073	62,985	74,091	87,549	146,333

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

Class C Shares	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	22.71	24.17	25.30	22.90	20.23
Investment Operations:
Investment income—net[a]	.05	.07	.11	.12	.16
Net realized and unrealized gain (loss) on investments	5.07	(.10)	(.45)	2.42	2.68
Total from Investment Operations	5.12	(.03)	(.34)	2.54	2.84
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.13)	(.14)	(.17)
Dividends from net realized gain on investments	(.01)	(1.32)	(.66)	-	-
Total Distributions	(.06)	(1.43)	(.79)	(.14)	(.17)
Net asset value, end of period	27.77	22.71	24.17	25.30	22.90
Total Return (%)[b]	22.58	(.18)	(1.42)	11.16	14.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.10	2.10	2.10	2.10	2.10
Ratio of net investment income to average net assets	.19	.32	.45	.48	.75
Portfolio Turnover Rate	1.14	10.84	11.02	2.44	6.47
Net Assets, end of period ($ x 1,000)	23,993	26,237	32,241	35,570	33,915

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	24.12	25.57	26.71	24.15	21.32
Investment Operations:
Investment income—net[a]	.30	.31	.37	.32	.40
Net realized and unrealized gain (loss) on investments	5.39	(.10)	(.47)	2.62	2.81
Total from Investment Operations	5.69	.21	(.10)	2.94	3.21
Distributions:
Dividends from investment income—net	(.30)	(.34)	(.38)	(.38)	(.38)
Dividends from net realized gain on investments	(.01)	(1.32)	(.66)	-	-
Total Distributions	(.31)	(1.66)	(1.04)	(.38)	(.38)
Net asset value, end of period	29.50	24.12	25.57	26.71	24.15
Total Return (%)	23.80	.83	(.43)	12.29	15.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.14	1.30	1.44	1.24	1.78
Portfolio Turnover Rate	1.14	10.84	11.02	2.44	6.47
Net Assets, end of period ($ x 1,000)	83,050	83,419	71,785	70,336	15,043

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 500 million to 600 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains

19

NOTES TO FINANCIAL STATEMENTS (continued)

or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

21

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	153,360,528	-	-	153,360,528
Equity Securities - Foreign Common Stocks†	20,036,513	-	-	20,036,513
Registered Investment Company	4,000,306	-	-	4,000,306

† See Statement of Investments for additional detailed categorizations.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result

22

of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $1,359 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $570,831, undistributed capital gains $7,952,218 and unrealized appreciation $87,720,194.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $1,575,388 and $2,059,640, and long-term capital gains $85,357 and $9,013,406, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017, was approximately $62,200 with a related weighted average annualized interest rate of 1.65%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2017, fees reimbursed by Dreyfus amount to $13,103.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

24

During the period ended October 31, 2017, the Distributor retained $3,514 from commissions earned on sales of the fund’s Class A share and $251 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2017, Class A and Class C shares were charged $164,887 and $192,798, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2017, Class C shares were charged $64,266 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $164,870, Distribution Plans fees $30,210 and Service Plan fees $5,117, which are offset against an expense reimbursement currently in effect in the amount of $1,288.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2017, amounted to $1,938,198 and $34,713,112, respectively.

At October 31, 2017, the cost of investments for federal income tax purposes was $89,677,153; accordingly, accumulated net unrealized

25

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $87,720,194, consisting of $88,086,261 gross unrealized appreciation and $366,067 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and investments in affiliated issuers, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,575,388 as ordinary income dividends paid during the year ended October 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.0118 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 26-27, 2017, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians. Representatives of Dreyfus and the Subadviser stated that the fund’s recent performance had improved, noting that the fund’s total return performance for the three- and six- month periods ended June 30, 2017 ranked in the first quartile in the fund’s Broadridge category. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index showing that the fund’s return was higher than the return of the index in four of the ten years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board took into consideration that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not by the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the

30

profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board considered the fund’s improved total return performance, accepting as contributing to the better performance the analytical tools introduced by Dreyfus and applied by the Subadviser.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements through April 4, 2018.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

35

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

Dreyfus Tax Managed Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0149AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,500 in 2016 and $188,274 in 2017.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,800 in 2016 and $25,540 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $12,500 in 2016 and $13,000 in 2017.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $ 0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,426,000 in 2016 and $20,070,000 in 2017.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)